UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Who We Are

Financial Strength[1]

A++
AM Best

AA
Standard & Poor's

Digital transformation: digitizing businesses, the functions and processes they employ, end to end

$272B
in assets[2]

$66B
of gross premiums written[3]

Net premiums written[4]

59% North America
41% International

Industry-leading claims and risk engineering services

Deep underwriting culture

Approximately 45,000 employees operating out of more than 1,150 offices in 54 countries and territories around the globe

Net premiums written[4]

60% Commercial
23% Consumer
17% Life

Significant investments: data centers, wide-scale data ingestion capabilities, wide use of AI algorithms and LLM

[1] Financial strength ratings of core operating companies
[2] December 31, 2025
[3] FY 2025
[4] FY 2025, includes net premiums written and deposits

2026 Notice of Annual Meeting

Chubb Limited 2026 Annual General Meeting of Shareholders
DATE AND TIME	PLACE	RECORD DATE	PROXY MAILING DATE
May 21, 2026, 11:45 a.m. Central European Time	Chubb Limited, Bärengasse 32 CH-8001, Zurich, Switzerland	March 27, 2026, except as provided in “Who is entitled to vote?” in this proxy statement	On or about April 7, 2026
ITEM	MEETING AGENDA
1	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2025
2
Allocation of disposable profit and distribution of a dividend out of legal reserves
2.1
Allocation of disposable profit

2.2
Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

3	Discharge of the Board of Directors
4
Election of Auditors
4.1
Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

4.2
Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

4.3
Election of BDO AG (Zurich) as special audit firm

5	Election of the Board of Directors
6	Election of the Chairman of the Board of Directors
7	Election of the Compensation Committee of the Board of Directors
8	Election of Homburger AG as independent proxy
9	Renewal of a capital band for authorized share capital increases and reductions
10	Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated
11
Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements
11.1
Maximum compensation of the Board of Directors until the next annual general meeting

11.2
Maximum compensation of Executive Management for the 2027 calendar year

11.3
Advisory vote to approve the Swiss compensation report

12	Advisory vote to approve executive compensation under U.S. securities law requirements
13	Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025
ADVANCED VOTING DEADLINES
Beneficial owners (shares held through a bank, broker or other nominee): by 11:59 p.m. ET on May 19, 2026 Record owners (shares held at Computershare): by 12:00 p.m. ET (6:00 p.m. CET) on May 20, 2026

Notice of Internet Availability of Proxy Materials: Shareholders of record are being mailed, on or about April 7, 2026, a Notice of Internet Availability of Proxy Materials providing instructions on how to access the proxy materials and our Annual Report on the Internet, and if they prefer, how to request paper copies of these materials.
See “Information About the Annual General Meeting and Voting” in this proxy statement for further information, including how to vote your shares. If you plan to attend the meeting, you must request an admission ticket by May 11, 2026 by following the instructions in this proxy statement.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
April   , 2026
Zurich, Switzerland

Proxy Summary	2
Agenda Items
Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited for the Year Ended December 31, 2025	9
Allocation of Disposable Profit and Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)	10
Discharge of the Board of Directors	13
Election of Auditors	14
Election of the Board of Directors	17
Election of the Chairman of the Board of Directors	26
Election of the Compensation Committee of the Board of Directors	28
Election of Homburger AG as Independent Proxy	29
Renewal of a Capital Band for Authorized Share Capital Increases and Reductions	30
Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated	33
Approval of the Compensation of the Board of Directors and Executive Management under Swiss Law Requirements	40
Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements	45
Approval of the Sustainability Report of Chubb Limited for the Year Ended December 31, 2025	47
Corporate Governance	49
Overview	49
Our Corporate Governance Framework	50
Governance Practices and Policies	51
Shareholder Engagement	52
The Board of Directors	53
Board Leadership Structure	55

Proxy Summary

The following pages summarize information discussed in more detail elsewhere in this proxy statement for Chubb Limited’s 2026 annual general meeting of shareholders to be held on Thursday, May 21, 2026 (the Annual General Meeting). References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs. Unless context otherwise requires, references to “we”, “us”, “our”, “Chubb” or the “Company” are to Chubb Limited.
Meeting Agenda and Board Voting Recommendations

ITEM	MEETING AGENDA	BOARD VOTE RECOMMENDATION	PAGE
1	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2025	FOR	9
2	Allocation of disposable profit and distribution of a dividend out of legal reserves
	2.1 Allocation of disposable profit	FOR	10
	2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)	FOR	11
3	Discharge of the Board of Directors	FOR	13
4	Election of Auditors
	4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor	FOR	14
	4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting	FOR	14
	4.3 Election of BDO AG (Zurich) as special audit firm	FOR	16
5	Election of the Board of Directors	FOR Each Nominee	17
6	Election of the Chairman of the Board of Directors	FOR	26
7	Election of the Compensation Committee of the Board of Directors	FOR Each Nominee	28
8	Election of Homburger AG as independent proxy	FOR	29
9	Renewal of a capital band for authorized share capital increases and reductions	FOR	30
10	Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated	FOR	33
11	Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements
	11.1 Maximum compensation of the Board of Directors until the next annual general meeting	FOR	40
	11.2 Maximum compensation of Executive Management for the 2027 calendar year	FOR	41
	11.3 Advisory vote to approve the Swiss compensation report	FOR	43
12	Advisory vote to approve executive compensation under U.S. securities law requirements	FOR	45
13	Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025	FOR	47
2 | 2026 Proxy Statement

Proxy Summary – Director Nominee Information
Director Nominee Information

Our director nominee slate is comprised of 13 current members of our Board of Directors (the Board). Each director nominee stands for election to a one-year term annually. Our Board recommends a vote “FOR” each of the nominees listed below. See Agenda Item 5 for additional information on our director nominees.
		EXPECTED COMMITTEE MEMBERSHIP
Nominees	Director Since	Executive	Audit	Compensation	Nominating & Governance	Risk & Finance
Evan G. Greenberg | 71 Chairman and Chief Executive Officer, Chubb Limited	2002	CHAIR
Michael P. Connors | 70 Independent Lead Director Chairman and Chief Executive Officer, Information Services Group, Inc.	2011	■		■	■
Michael G. Atieh | 72 Retired Chief Financial and Business Officer, Ophthotech Corporation	1991					■
Nancy K. Buese | 56 Chief Financial Officer, CRH plc	2023		■
Nelson J. Chai | 60 Chief Executive Officer, DailyPay LLC	2024		■
Michael L. Corbat | 65 Former Chief Executive Officer, Citigroup Inc.	2023			■	■
Fred Hu | 62 Chairman and Chief Executive Officer, Primavera Capital Group	2025					■
Robert J. Hugin | 71 Former Chairman and Chief Executive Officer, Celgene Corporation	2020					■
Robert W. Scully | 76 Retired Co-President, Morgan Stanley	2014	■	CHAIR
Theodore E. Shasta | 75 Retired Partner, Wellington Management Company	2010		■
David H. Sidwell | 73 Retired Chief Financial Officer, Morgan Stanley	2014	■		■	CHAIR
Olivier Steimer | 70 Former Chairman, Banque Cantonale Vaudoise	2008	■				CHAIR
Frances F. Townsend | 64 Advisory Services, Frances Fragos Townsend, LLC	2020	■		CHAIR	■
2026 Proxy Statement | 3

Proxy Summary – Board and Corporate Governance Highlights
Board and Corporate Governance Highlights

For detailed information on our Board and corporate governance practices and policies, see the “Corporate Governance” section of this proxy statement beginning on page 49.
Board Composition and Independence

•
93% independent directors (all except CEO)

•
Independent Lead Director with significant and substantive powers and responsibilities

•
All independent directors on Audit, Compensation, Nominating & Governance and Risk & Finance Committees

•
Regular executive sessions of independent directors without the Chairman or other management present

•
Board composition and skills matrix discussed and reviewed at each Nominating & Governance Committee meeting. The Committee carefully considers relevant individual and collective criteria with a variety of complementary skill sets, qualifications, backgrounds and experiences

•
Meaningful external commitment limitations for all directors; public company CEOs may not sit on more than one public company board (excluding Chubb), and no director may have more than four additional public company board and executive management affiliations

• Annual Board and committee self-evaluations • Continuing education and training for all directors
Board Tenure	Board Oversight of Risk	Shareholder Powers and Company Accountability

•
Balance of shorter-, medium- and longer-serving directors providing a mix of perspectives and experiences. Six of our nominees (46%) have a tenure of 6 years or less and four have served 3 years or less (31%)

•
Active Board and committee oversight of risk and enterprise risk management framework

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

•
Majority-vote requirement for directors

•
Annual shareholder vote on the Chairman, as well as separate annual elections of directors and the Compensation Committee. The Board may not appoint directors to fill vacancies

•
Shareholder ability to call a special meeting

•
Annual binding votes on the maximum compensation of our directors and Executive Management

•
Commitment to regular, productive and collaborative shareholder outreach

Sustainability Governance and Reporting	Succession Planning and Talent Management

•
Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and sustainability policies and initiatives, and other Board committees monitor and review sustainability matters in accordance with their charter responsibilities

•
Comprehensive public reporting, including an annual Sustainability Report prepared in alignment, to the extent feasible, with the International Sustainability Standards Board (ISSB) S-1 and S-2 Standards

•
Nominating & Governance Committee considers Board succession planning regularly, and seeks to identify candidates to serve evolving governance, strategic, regulatory and other Company needs

•
Employee management and succession planning are full Board topics. The Board receives regular updates from senior management and actively monitors leadership succession plans and other human resource priorities such as talent retention, leadership development, hiring activity and diversity at the executive level and within the overall workforce

•
Chairman and CEO succession plans under various scenarios are discussed and reviewed at least annually; discussions occur with the CEO as well as in executive sessions of solely independent directors

4 | 2026 Proxy Statement

Proxy Summary – Compensation Highlights
Compensation Highlights

For detailed information on our executive compensation program, policies and practices, including 2025 compensation decisions for our named executive officers, see the “Executive Compensation” section of this proxy statement beginning on page 70.
How Our Compensation Program Works
What We Reward
• Superior operating and financial performance, as measured against prior year, Board-approved plan and peers	• Achievement of strategic goals	• Superior underwriting and risk management in all our business activities
How We Link Pay to Performance

•
The core link is performance measured across 5 key metrics, evaluated comprehensively within the context of our operating environment

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

• Total shareholder return (TSR) modifier • Consideration of operational and strategic achievements, including leadership and execution of key non-financial objectives
How We Paid Our Named Executive Officers (NEOs)

The Compensation Committee assessed financial, strategic and operational performance, and took into account the Company’s 2025 financial results, which reflected the best full-year financial performance in the Company’s history, including record operating results and underwriting performance. The Committee considered results on an absolute basis and relative to peers, which demonstrated the Company’s consistent growth and strong financial and operating results over the short-, medium- and long-term. These results underscored the Company’s discipline, financial strength and delivery of value to shareholders.
CEO TOTAL PAY	OTHER NEO TOTAL PAY
$34.0 million, up 13.5% vs. 2024	Down 6.3% on average vs. 2024; up 10.9% on average when excluding the compensation of John J. Lupica, who retired from his executive positions effective December 31, 2025
Further details on the compensation decisions for the CEO and other NEOs for 2025 performance are described in “2025 NEO Total Direct Compensation and Performance Summary” beginning on page 85.
Compensation Profile
Approximately 95% of the total direct compensation of our CEO and 88% of the total direct compensation of our other NEOs is variable or “at-risk.” The total direct compensation components for the 2025 performance year for our CEO and other NEOs are summarized in the charts below. Further detail is provided in “2025 NEO Total Direct Compensation and Performance Summary” beginning on page 85.
When determining the final mix of pay for the CEO and other NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and towards long-term rather than short-term awards, in order to better link pay and performance and to align executive awards with the creation of long-term shareholder value. In line with this approach, long-term equity compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
Performance-based equity awards (granted in the form of performance stock units (PSUs) and performance shares (PSAs)) cliff-vest after the end of a three-year period if certain performance criteria are satisfied. These awards comprise 100% of the annual long-term equity award for each of our NEOs. See “How We Determine Total Direct Compensation Pay Mix  —  Equity Compensation” beginning on page 83 for details on our equity award criteria and vesting conditions.
2026 Proxy Statement | 5

Proxy Summary – Compensation Highlights
CEO Total Direct Compensation	Other NEOs Total Direct Compensation

2025 Financial Highlights
The Company delivered excellent financial performance for 2025, reflecting record operating results, including record earnings from each of our three primary sources of income (P&C underwriting income, investment income and life segment income), superior underwriting performance as evidenced by a record low P&C combined ratio, solid premium revenue growth, strong shareholder returns, and outstanding underlying fundamentals. Further detail is provided in “2025 Financial, Strategic and Operational Highlights: Why You Should Vote ‘For’ Say-on-Pay” on page 73 and “Key Metrics Against Prior Year, Plan and Peers” on page 75 in the “Executive Compensation” section of this proxy statement.
Certain financial measures above are not presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures”.
6 | 2026 Proxy Statement

Proxy Summary – Compensation Highlights
Our CEO Compensation Process
Each year, the Compensation Committee conducts a comprehensive process to set a level of CEO compensation that is tied to the achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2025:
1. Set CEO Compensation Range
Determine total compensation parameters under various performance scenarios.
2. Set CEO Goals
In the first quarter of 2025, the Compensation Committee approved financial, operational and strategic goals.
Financial, Operational & Strategic Scorecard			Shareholder Value
Financial Results (75%) • Core operating income • Core operating return on equity • Core operating return on tangible equity • P&C combined ratio • Tangible book value per share growth	+
Operational & Strategic Goals (25%)
•
Execution of growth initiatives

•
Underwriting portfolio management actions

•
Digital technology and data analytics capabilities

•
Acquisition integration

•
Business transformation

•
Climate change and sustainability initiatives as an insurer and corporate citizen

•
Talent management, development and succession

•
Culture

		+/-	Total Shareholder Return Modifier • 1-year TSR performance • 3-year TSR performance
3. Evaluate Performance vs. Goals
In the first quarter of 2026, the Compensation Committee reviewed the Company’s 2025 results on an absolute basis against prior year and plan and relative to the Financial Performance Peer Group, as well as underlying core performance including and excluding catastrophe losses. The Committee also assessed performance against non-financial operating and strategic goals.
For 2025 compensation decisions, the Compensation Committee considered the Company’s excellent financial results on an absolute basis and performance relative to the Financial Performance Peer Group. The Committee also recognized significant accomplishments and execution against operational and strategic goals. The Company’s financial performance and operational and strategic achievements considered by the Compensation Committee are described in detail in “2025 Financial, Strategic and Operational Highlights: Why You Should Vote ‘For’ Say-on-Pay” on page 73 and “Key Metrics Against Prior Year, Plan and Peers” on page 75 in the “Executive Compensation” section of this proxy statement.
4. Set Final CEO Compensation
Based on the Company’s absolute and relative performance, operational and strategic accomplishments, and long-term strategy execution, the Compensation Committee set a final 2025 CEO compensation value including base salary, annual cash bonus and long-term equity awards.
2026 Proxy Statement | 7

Proxy Summary – Compensation Highlights
Executive Compensation, Good Governance and Risk Management
The Compensation Committee has taken steps to ensure that our executive compensation program aligns with our corporate values and culture by adopting policies and practices that hold executives accountable for individual and Company performance, discourage excessive risk-taking and ensure a stake in long-term Company performance.

•
Substantial equity component to align pay with performance

•
100% of each NEO’s annual equity award is subject to performance-based vesting

•
Performance-based equity awards (PSUs/PSAs) have three-year cliff vesting and two operating metrics (tangible book value per share growth and P&C combined ratio) that drive long-term shareholder value, with TSR used only as a modifier for premium awards

•
Significant amount of at-risk pay (95% for CEO, 88% for other NEOs)

•
Significant mandatory share ownership requirements (CEO — 7X base salary; other NEOs — 4X base salary)

•
Independent compensation consultant at every Compensation Committee meeting

•
Double trigger change in control for equity awards

•
Detailed Company and individual performance criteria covering both financial and operational/strategic performance

•
Robust insider trading and clawback policies, including recovery of cash bonus and both time-based and performance-based equity, vested and unvested, in certain circumstances

•
Peer groups reevaluated at least annually

•
Annual compensation risk assessment

•
Employment agreements with non-competition and non-solicitation terms for Executive Management

•
Compensation Committee considers shareholder feedback in evaluating compensation program and disclosure

•
No hedging of Chubb securities

•
No new pledging of Chubb shares owned by executive officers or directors

•
No excessive perquisites for executives

•
No special tax gross-ups for NEOs

•
No repricing or exchange of underwater stock options

•
No options backdating

•
No multi-year guaranteed bonuses

•
No disproportionate supplemental pensions

•
No annual pro-rata vesting of performance-based equity awards or second chance “look back” vesting

8 | 2026 Proxy Statement

Agenda Item 1
Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited for the Year Ended December 31, 2025
Agenda Item

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2025.
Explanation

Under Swiss law, our management report, standalone financial statements and consolidated financial statements must be submitted to shareholders for approval at each annual general meeting. These items are all included in the Chubb Limited Annual Report for the fiscal year ended December 31, 2025 (the Annual Report), which is part of the proxy materials we provide. Specifically, the Annual Report contains:
•
Chubb Limited’s consolidated financial statements for the year ended December 31, 2025;

•
the standalone Swiss statutory financial statements of Chubb Limited (which do not consolidate Chubb Limited’s subsidiaries);

•
the Swiss statutory compensation report of Chubb Limited (the Swiss Compensation Report);

•
the reports of our statutory auditor and independent registered public accounting firm; and

•
information on the Company’s business, organization and strategy (which forms the management report as defined under Swiss law).

The Company’s statutory auditor, PricewaterhouseCoopers AG, Zurich, Switzerland, has issued an unqualified recommendation to the Annual General Meeting that Chubb Limited’s statutory financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the financial statements for the year ended December 31, 2025 comply with Swiss law and the Company’s Articles of Association.
PricewaterhouseCoopers AG has also issued an unqualified recommendation that the Company’s consolidated financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Chubb Limited as of December 31, 2025, and the results of operations and the cash flows for the year then ended, in accordance with U.S. GAAP and comply with Swiss law, and has reported on other legal requirements.
Representatives of PricewaterhouseCoopers AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
What Happens If Shareholders Do Not Approve This Proposal?
If shareholders do not approve this proposal, then shareholders would be precluded from approving the allocation of disposable profit and distribution of a dividend as set out in Agenda Items 2.1 and 2.2.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

Our Board of Directors recommends a vote “FOR” the approval of the Company’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2025.

2026 Proxy Statement | 9

Agenda Item 2
Allocation of Disposable Profit and Distribution of a Dividend out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)
2.1 Allocation of Disposable Profit

Agenda Item

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone Swiss statutory financial statements) be carried forward.
The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2025:
(in millions of Swiss francs)
Balance brought forward	21,682
Profit for the year	4,237
Cancellation of treasury shares	(1,785)
Attribution to reserve for treasury shares	299
Balance carried forward	24,433
Explanation

Under Swiss law, the allocation of the Company’s profit or loss must be submitted to shareholders for approval at each annual general meeting.
Our Board of Directors continues to believe that it is in the best interests of the Company and its shareholders to retain our earnings for future investment in the growth of our business, for share repurchases, for the possible acquisition of other companies or lines of business, and for dividends out of legal reserves as described in this proxy statement. The Company’s statutory auditor, PricewaterhouseCoopers AG, has confirmed, in its audit report on the standalone Swiss statutory financial statements of the Company for the year ended December 31, 2025, that the proposed appropriation of available earnings complies with Swiss law and the Company’s Articles of Association.
Accordingly, the Board is proposing that all retained earnings at the disposal of the Annual General Meeting be carried forward. The Board is also proposing a dividend to shareholders under Agenda Item 2.2.
What Happens If Shareholders Do Not Approve This Proposal?
If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the approval of the appropriation of retained earnings without distribution of a dividend at the time of the Annual General Meeting.
10 | 2026 Proxy Statement

Agenda Item 2
2.2. Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)

Explanation

Our Board of Directors is requesting shareholder approval for an annual dividend of up to USD $4.08 per share (the Annual Dividend), to be paid in installments as determined by the Board of Directors from a separate dividend reserve account. The amount reflects an annual dividend increase from prior year of USD $0.20 per Chubb Limited Common Share, par value CHF 0.50 per share (a Common Share).
The separate dividend account would be set in CHF in accordance with our Swiss statutory financial statements and Swiss law.
Dividend Reserve
Under this proposed process for a dividend, shareholders fix an aggregate CHF amount to be released from our capital contribution reserves account, a sub-account of legal reserves, and allocated to a special dividend reserve account (the Dividend Reserve), where the amount will be available for the payment of dividends. Payment of the dividend in this manner is not subject to Swiss withholding tax. Our Board of Directors proposes that the maximum amount legally available to pay the annual dividend be CHF 2.5 billion.
While dividend payments would reduce the Dividend Reserve on our Swiss statutory balance sheet, the payments are not required to be sourced from CHF-denominated assets; in fact, we typically source dividend payments from assets already denominated in USD or equivalent, thereby avoiding currency exchange expense.
Annual Dividend and Board Discretion
Following shareholder approval, the Board of Directors is authorized to use the Dividend Reserve to distribute the Annual Dividend to shareholders in installments up to a maximum of USD $4.08 per share. The Board will determine the record and payment dates at which the Annual Dividend may be paid (or, if circumstances warrant, refrain from paying it) in one or more installments, until the date of the 2027 annual general meeting.
The Board currently expects to pay the full USD $4.08 per share of the Annual Dividend in four equal quarterly installments of USD $1.02 each.
The total amount of dividends paid is limited to the amount of the Dividend Reserve expressed in Swiss Francs, which is required under Swiss law. The amount of the proposed Dividend Reserve is high enough to permit payment of the full USD $4.08 per share Annual Dividend, even if there are material currency fluctuations between the Swiss franc and the U.S. dollar or the Company issues new shares. Should, however, these fluctuations or new share issuances result in payouts of the Annual Dividend that exceed the Dividend Reserve, the Annual Dividend’s installments would have to be capped accordingly. In the unlikely event that the Annual Dividend must be cut back in this way, our Board would propose payment of the unpaid amount in the dividend proposal at the next annual general meeting or call an extraordinary general meeting for that purpose.
Agenda Item

Our Board of Directors proposes:
(a)
that an aggregate amount equal to CHF 2,500,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)
to distribute a dividend to the shareholders up to an aggregate amount totaling USD $4.08 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2027 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.
2026 Proxy Statement | 11

Agenda Item 2
What Happens If Shareholders Do Not Approve This Proposal?
If the shareholders do not approve this proposal, then the Company will be prohibited from paying a dividend to shareholders. In such a case, the Board will consider the reasons the shareholders did not approve the proposal, if known, and may call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the payment of dividends from legal reserves as described above.
12 | 2026 Proxy Statement

Agenda Item 3

Discharge of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended December 31, 2025.
Explanation

As is customary for Swiss corporations and in accordance with Article 698, para. 2, no. 7 of the Swiss Code of Obligations as well as Article 9, no. 4 of our Articles of Association, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended December 31, 2025. This discharge is not for liability relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending 12 months after the Annual General Meeting.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes, blank or invalid ballots or the votes of any member of or nominee to the Company’s Board of Directors, any executive officer of the Company or any votes represented by the Company, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the agenda item to discharge the members of the Board of Directors from liability for activities during the financial year ended December 31, 2025.
2026 Proxy Statement | 13

Agenda Item 4
Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as Our Statutory Auditor

Agenda Item

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2026.
Explanation

Our shareholders must elect an audit firm supervised by the Swiss Federal Audit Oversight Authority as statutory auditor. The statutory auditor’s main task is to audit the standalone statutory financial statements and consolidated financial statements of Chubb Limited. Our Board of Directors has recommended that PricewaterhouseCoopers AG, Birchstrasse 160, CH-8050 Zurich, Switzerland (PwC AG), be elected as our statutory auditor.
See Agenda Item 4.2 for independent auditor fee information and information on our pre-approval policy of audit and non-audit services.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2026.
4.2 Ratification of Appointment of PricewaterhouseCoopers LLP (United States) as Independent Registered Public Accounting Firm for Purposes of U.S. Securities Law Reporting

Agenda Item

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the financial year ending December 31, 2026.
Explanation

Our Board of Directors and the Audit Committee recommend that our shareholders ratify the appointment of PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania, 19103, United States (PwC LLP), an affiliate of PwC AG, as our independent registered public accounting firm for purposes of U.S. securities law reporting. The Audit Committee recommends the appointment of our independent registered public accounting firm to the Board for ratification by our shareholders annually.
14 | 2026 Proxy Statement

Agenda Item 4
Our Audit Committee evaluates the qualification, performance and independence of our independent registered public accounting firm and periodically considers auditor rotation. In determining whether to reappoint the Company’s independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit Committee’s ongoing discussions with the firm, the firm’s global capabilities and depth of understanding of our businesses, and an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team. The Audit Committee also evaluates the appropriateness of fees for audit and non-audit services, and reviews and approves both the audit scope and estimated fees for professional services for the coming year as well as the related pre-approval policy described below. Additionally, the Audit Committee reviews and approves the integrated annual joint audit plan prepared by PwC LLP and the Company’s internal auditor.
PwC LLP (or its predecessor Coopers & Lybrand LLP) has had a working association with the Company, and has had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries, since 1985. Representatives of PwC LLP are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
Independent Auditor Fee Information
The following table presents fees for professional audit services rendered by PwC AG, PwC LLP and their affiliates, which we collectively refer to as PwC, for the audit of our annual consolidated financial statements for 2025 and 2024, and fees for other services rendered by PwC for such periods:
	2025	2024
Audit fees(1)	$33,932,000	$35,208,000
Audit-related fees(2)	1,974,000	2,226,000
Tax fees(3)	1,912,000	1,895,000
All other fees(4)	244,000	393,000
Total	$38,062,000	$39,722,000
The fees in the table above include “out-of-pocket” expenses incurred by PwC and billed to the Company in connection with these services of  $800,000 for both 2025 and 2024.
(1)
Audit fees were for professional services rendered in connection with: the integrated audits of our consolidated financial statements and internal controls over financial reporting, the statutory and U.S. GAAP audits of various subsidiaries, and comfort letters and consents issued in connection with registration statements that we filed with the U.S. Securities and Exchange Commission (SEC).

(2)
Audit-related fees were primarily for regulatory reporting and internal controls. This total includes fees for internal control reviews ($524,000 for 2025 and $604,000 for 2024).

(3)
Tax fees were for professional services rendered in connection with tax compliance ($835,000 for 2025 and $974,000 for 2024), and tax planning ($1,077,000 for 2025 and $921,000 for 2024).

(4)
All other fees were for professional services and expenses rendered in connection with software licensure fees ($2,000 for 2025 and $6,000 for 2024), industry market research and survey services ($8,000 for both 2025 and 2024), and various compliance and other projects ($234,000 for 2025 and $379,000 for 2024).

Pre-Approval Policy of Audit and Non-Audit Services
The Audit Committee has adopted policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence.
Before engaging independent auditors for the next year’s audit, management will submit a list of services and related fees expected to be incurred during that year to the Audit Committee for approval. The Audit Committee will review, and if it deems appropriate, pre-approve and ratify the budgeted amount of fees within each of the categories and require management and the auditor to report actual fees versus the budget periodically throughout the year by category of service.
Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit and non-audit fees in excess of the budgeted amount. If the Audit Committee Chair pre-approves such amounts, it is reported to the entire Audit Committee at its next meeting. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee approved all of the 2025 and 2024 fees described on this page pursuant to its pre-approval policies and procedures.
The Audit Committee also reviewed, at its November 2025 meeting, the audit services and non-audit services budgeted fees for 2026. The Audit Committee also reviewed all non-audit services provided in 2025 and concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its audit functions.
Please see the Audit Committee Report included in this proxy statement for additional information about our Audit Committee and PwC.
2026 Proxy Statement | 15

Agenda Item 4
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the financial year ending December 31, 2026.

4.3 Election of BDO AG (Zurich) as Special Audit Firm

Agenda Item

Our Board of Directors is asking shareholders to elect BDO AG, Schiffbaustrasse 2, CH-8031 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.
Explanation

Under Swiss law, special reports by an audit firm supervised by the Swiss Federal Audit Oversight Authority are required in connection with certain corporate transactions, including certain types of increases in share capital. Because of the auditor independence requirements under U.S. federal securities laws, PwC AG cannot act as our special audit firm with respect to certain types of capital increases.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the election of BDO AG (Zurich) as the Company’s special audit firm until our next annual general meeting.
16 | 2026 Proxy Statement

Agenda Item 5
Election of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, our shareholders elect all of our directors annually; our Board cannot appoint directors. For information about our Board of Directors and nominees, please see their biographical information in this agenda item and the “Corporate Governance” section of this proxy statement.
Our Director Nominating Process and Criteria for Board Membership
Our Nominating & Governance Committee regularly reviews the composition of the Board versus the needs for governing our Company. Based on its assessment, the Committee recommends director nominees to the Board. The Committee takes its duties to evaluate Board composition very seriously and carefully considers relevant individual and collective criteria with a variety of complementary skill sets, qualifications, backgrounds and experiences. We believe this results in a set of candidates whose individual and collective attributes best suit the Company and its complex financial, strategic, operational, governance, regulatory, risk management and other priorities.
Our Nominating & Governance Committee considers director candidates who have a proven record of professional success and demonstrate a capacity for critical thinking, an ability to conceptualize and a willingness to engage in constructive and active dialogue as a listener and contributor. Directors should have deep expertise in an area or areas of importance to the Company and generally a broad capability to provide thoughtful and insightful counsel to the Company’s senior management.
Our directors are expected to be compatible with our Company’s and the Board’s culture, including the capacity to work collegially and cooperatively, to adhere to the highest standards of professional conduct and integrity, and to devote substantial time and energy to carrying out their Board responsibilities.
Directors should have knowledge and experience, either as an executive or a director, with corporate governance, including an understanding of, and a commitment to, satisfying a director’s duties of care and loyalty to the Company.
The overall composition of the Board should include directors who collectively exhibit extensive experience and expertise in the following criteria.
2026 Proxy Statement | 17

Agenda Item 5
Board Criteria Matrix
CEO or Similar Leadership	• Demonstrated leadership qualities including setting corporate strategy, executing successful growth strategies and developing talent
Financial Services and Insurance Industry
•
General understanding of financial services markets and industry dynamics, including regulatory considerations; knowledge of insurance industry core business operations, strategy, financial measures, risk assessment, risk management and competition

International Business	• Knowledge of global business operations, experience in a variety of international markets, and understanding of multi-jurisdictional issues
Financial Literacy	• Expertise regarding financial statements, public company accounting, internal controls, audit functions and domestic and international tax matters
Technology, IT Security and Cyber Risk	• Experience and knowledge regarding a full range of technology issues including information technology systems and resources, digitalization, artificial intelligence (AI) and cybersecurity
Public Policy/Government Affairs/Regulation
•
Knowledge and experience at a senior level in domestic political affairs or geopolitics; familiarity with governmental and regulatory processes and the impact of government actions on the Company’s business

Marketing and Branding	• Experience with consumer marketing and global corporate branding, including digital and multi-media marketing and related communication strategies
Corporate Governance
•
Experience with public company governance, including shareholder rights, and board oversight responsibilities and limitations; understanding of the Company’s external and internal compliance obligations and commitment to ethical business conduct

Human Resources	• Experience with public company human resources issues including executive compensation, succession planning, talent development and managing a global workforce
The above list is neither definitive nor exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, strategic, governance, regulatory and other considerations.
18 | 2026 Proxy Statement

Agenda Item 5
Our Director Nominees

Our Board of Directors has nominated a slate of 13 nominees, all of whom are current members of the Board. All elected directors will serve a one-year term from the 2026 Annual General Meeting until our next annual general meeting. There will be a separate vote on each nominee. Biographical information for each of the nominees is included below. One of our current directors, Sheila P. Burke, is retiring from our Board of Directors at the expiration of her term as of the Annual General Meeting and is not standing for re-election. We thank Ms. Burke for her exemplary service on our Board of Directors.
Our Nominating & Governance Committee regularly considers and will continue to assess Board size, tenure and refreshment. We believe 13 directors is the appropriate size for the Board at this time.
Evan G. Greenberg Chairman and Chief Executive Officer, Chubb Limited Age: 71 Years of Service: 24 (since 2002) Committee Memberships: Executive (Chairman)	Experience, Skills and Qualifications

Evan G. Greenberg is Chairman and Chief Executive Officer of Chubb Limited. Mr. Greenberg was elected President and Chief Executive Officer in May 2004 and Chairman of the Board of Directors in May 2007. Under his leadership, Chubb has grown to become one of the largest insurance companies in the world. Mr. Greenberg joined the company, then named ACE Limited, in 2001 as Vice Chairman. Previously, he served 25 years at American International Group, Inc., including as President and Chief Operating Officer.

Mr. Greenberg is engaged in international economic and foreign affairs through his service on the boards of several institutions, including the Board of Trustees of the Center for Strategic and International Studies, the Board of Directors of the Peterson Institute for International Economics, and as Executive Vice Chair of the National Committee on United States-China Relations. He also supports the environment and education as a member of the Board of Trustees of the National Geographic Society and the Advisory Board of Tsinghua University School of Economics and Management (Tsinghua SEM) in Beijing.

Mr. Greenberg has a long and distinguished record of leadership and achievement in the insurance industry. He has been our Chief Executive Officer since 2004. Over the course of 50 years in the insurance industry, he has held various underwriting and leadership positions in the global property, casualty and life insurance sectors. Mr. Greenberg’s record of managing large and complex insurance operations and the skills he developed in his various roles suit him for his role as a director of the Company and Chairman of the Board, in addition to his Chief Executive Officer position.

Michael P. Connors
Chairman and
Chief Executive Officer,
Information Services
Group, Inc.
Independent Lead Director
Age: 70
Years of Service: 15
(since 2011)
Committee Memberships:
Compensation, Nominating &
Governance, Executive
Experience, Skills and Qualifications

Michael P. Connors is the founder, Chairman of the Board and Chief Executive Officer of Information Services Group, Inc. (technology insights, market intelligence and advisory services company). Mr. Connors served as a member of the Executive Board of VNU N.V. (worldwide media and marketing information company) following the merger of ACNielsen into VNU in 2001 until 2005, and he served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen (global marketing research firm) from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 to 1995, and before that was a Corporate Vice President of Sprint Corporation (telecommunications provider). Mr. Connors was previously a member of the Board of Directors of Eastman Chemical Company.

Mr. Connors is a successful chief executive officer, who brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing, media and public relations through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his current and past experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company as independent Lead Director and strategies to inform the Board’s general decision-making, particularly with respect to management development, executive compensation and other human resources issues, as well as information technology matters. He has also served as the chair of two compensation committees.

2026 Proxy Statement | 19

Agenda Item 5
Michael G. Atieh Retired Chief Financial and Business Officer, Ophthotech Corporation Age: 72 Years of Service: 35 (since 1991) Committee Memberships: Risk & Finance	Experience, Skills and Qualifications

Michael G. Atieh served as Executive Vice President and Chief Financial and Business Officer of Ophthotech Corporation (biopharmaceutical company) from September 2014 until March 2016. Prior to that, from February 2009 until its acquisition in February 2012, Mr. Atieh was Executive Chairman of Eyetech Inc. (private specialty pharmaceutical company), and served as Executive Vice President and Chief Financial Officer of OSI Pharmaceuticals from June 2005 until December 2008. Mr. Atieh is currently a director and Chairman of the Audit Committee of Immatics N.V. (clinical stage biopharmaceutical company). Mr. Atieh served as a director and Chairman of the Audit Committee of Oyster Point Pharma, Inc. from October 2020 to January 2023, a member of the Board of Directors of electroCore, Inc. (medical technology company) from June 2018 to June 2022, a member of the Board of Directors of Theravance Biopharma, Inc. from June 2014 to April 2015, and as a member of the Board of Directors and Chairman of the Audit Committee of OSI Pharmaceuticals, Inc. from June 2003 to May 2005. Previously, Mr. Atieh served at Dendrite International, Inc. (software provider) as Group President from January 2002 to February 2004 and as Senior Vice President and Chief Financial Officer from October 2000 to December 2001. He also served as Vice President of U.S. Human Health, a division of Merck & Co., Inc., from January 1999 to September 2000, as Senior Vice President — Merck-Medco Managed Care, L.L.C., an indirect wholly-owned subsidiary of Merck, from April 1994 to December 1998, as Vice President — Public Affairs of Merck from January 1994 to April 1994 and as Treasurer of Merck from April 1990 to December 1993.

Mr. Atieh brings a wealth of diverse business experience to the Board, which he gained as a senior executive in a Fortune 50 company, large and small biotechnology companies, and technology and pharmaceutical service companies. His experience in finance includes serving as a chief financial officer, developing and executing financing strategies for large acquisitions, and subsequently leading the integration efforts of newly acquired companies. He was an audit manager at Ernst & Young and has served as chair of the audit committee of Chubb and other public companies. Mr. Atieh also has deep knowledge of sales and operations gained from over a decade of experience in these disciplines, with extensive customer-facing responsibilities that also contribute to his value as a director.

Mr. Atieh has served as a member of our Board since 1991 and has significant experience and understanding of the Company’s business, growth, development, evolution and major risk, financial, operational and strategic considerations. His in-depth knowledge of the Company and its history adds significant value to our Board, particularly in supporting the development of our newer directors.

Nancy K. Buese Chief Financial Officer, CRH plc Age: 56 Years of Service: 3 (since 2023) Committee Memberships: Audit	Experience, Skills and Qualifications

Nancy K. Buese has served as Chief Financial Officer of CRH plc (building materials company) since May 2025. Ms. Buese previously served as Chief Financial Officer of Baker Hughes Company (supplier of products and services to the energy industry) from November 2022 to February 2025, and as Executive Vice President and Chief Financial Officer of Newmont Corporation (precious metals and mining) from October 2016 to November 2022. Before her role at Newmont, Ms. Buese was Executive Vice President and Chief Financial Officer of MPLX (energy company), and prior to MPLX’s acquisition of MarkWest Energy Partners, L.P. in 2015, Ms. Buese served as Executive Vice President and Chief Financial Officer of MarkWest for 11 years. Ms. Buese is a certified public accountant and a former partner with Ernst & Young. Ms. Buese was a director of The Williams Companies, Inc., from 2018 to 2023, and from 2009 to 2017 served as a director and chaired the audit committee of UMB Financial Corporation.

Ms. Buese’s significant financial and financial reporting knowledge and more than 25 years in finance leadership roles, including as a public company chief financial officer, audit committee chair, and certified public accountant, brings substantial value to our Board of Directors. Additionally, her extensive executive management and board experience in the energy industry provides our Board with a unique perspective and insight on environmental and sustainability matters for the Company as both an insurer and corporate citizen.

20 | 2026 Proxy Statement

Agenda Item 5
Nelson J. Chai Chief Executive Officer, DailyPay LLC Age: 60 Years of Service: 2 (since 2024) Committee Memberships: Audit	Experience, Skills and Qualifications

Nelson J. Chai has served as Chief Executive Officer of DailyPay LLC (worktech and earned wage access platform) since October 2025, and as a member of its board of directors since January 2025. Mr. Chai was non-executive chairman of DailyPay from January 2025 to October 2025. Prior to that, Mr. Chai served as Chief Financial Officer of Uber Technologies Inc. (rideshare and logistics technology platform) from September 2018 to December 2023. From 2017 to 2018, Mr. Chai was President and Chief Executive Officer of The Warranty Group (warranty solutions and underwriting services provider), and from 2010 to 2015 served in a variety of senior management roles at CIT Group, Inc. (financial services company), including President from 2011 to 2015 and Chairman of CIT Bank NA from 2014 to 2015. Prior to CIT Group, Mr. Chai held senior management positions at Bank of America Corporation and Merrill Lynch & Co., including Executive Vice President and Chief Financial Officer from 2007 to 2008. Mr. Chai served as Executive Vice President and Chief Financial Officer of NYSE Euronext, Inc. and its predecessor company NYSE Group, Inc. from 2006 through 2007. Since 2010, Mr. Chai has served on the board of directors of Thermo Fisher Scientific Inc. (global provider of scientific instruments, software and laboratory services).

Mr. Chai’s extensive experience in financial and executive leadership roles at global technology and financial services companies make him a valuable contributor to our Board. His background, including as a public company chief financial officer, adds significant value in overseeing and providing guidance to management on financial and accounting matters and corporate strategy generally.

Michael L. Corbat Former Chief Executive Officer, Citigroup Inc. Age: 65 Years of Service: 3 (since 2023) Committee Memberships: Compensation, Nominating & Governance	Experience, Skills and Qualifications

Michael L. Corbat served as Chief Executive Officer of Citigroup Inc. (global banking and financial services) from October 2012 until March 2021. Mr. Corbat held a number of key executive management positions in his nearly 40-year career at Citigroup, in which he gained experience in substantially all of Citi’s business operations, including Chief Executive Officer of Europe, Middle East and Africa from December 2011 to October 2012, Chief Executive Officer of Citi Holdings from January 2009 to December 2011, Chief Executive Officer of Citi Global Wealth Management from September 2008 to January 2009, and prior to that Head of the Global Corporate and Global Commercial Bank and Head of the Global Relationship Bank. In 2022, Mr. Corbat joined 26North Partners, a private investment firm, as a Senior Advisor, and founded Teton Advisors LLC, a private consulting business.

Mr. Corbat previously served as a member of the Board of Directors of Citigroup Inc. from 2012 to 2021, and also a former member of The Clearing House Association (including Chairman of the Supervisory Board), Financial Services Forum (including Vice Chairman), Bank Policy Institute (Member), The Partnership for New York City (Executive Committee Member), The Business Council (Member), Business Roundtable (Member), International Business Council of WEF (Member), and The U.S. Ski & Snowboard Team Foundation (Trustee).

Mr. Corbat is an experienced financial services executive and finance professional with extensive understanding and expertise in the areas of financial services, risk management, financial reporting, institutional business, corporate and consumer businesses, employee management, regulatory and compliance, and corporate affairs. His experience as a chief executive officer of a large and highly regulated public global financial services company provides significant and valued insight to our Board and management on a multitude of multifaceted and complex operational, regulatory, strategic and international issues and opportunities facing the Company.

2026 Proxy Statement | 21

Agenda Item 5
Fred Hu Chairman and Chief Executive Officer, Primavera Capital Group Age: 62 Years of Service: 1 (since 2025) Committee Memberships: Risk & Finance	Experience, Skills and Qualifications

Fred Hu has been the Chairman and CEO of Primavera Capital Group (Asia-based private investment firm) since he founded the company in 2010. Prior to that he was a partner and Chairman of Greater China at Goldman Sachs Group Inc. (investment banking and financial services). Mr. Hu is currently Chairman of the Board of Yum China Holdings Inc. (restaurant holding company) and a member of the Board of Directors of UBS Group AG (financial services). He previously served as co-director of the National Center for Economic Research and a professor at Tsinghua University.

Mr. Hu also served as a director of Industrial and Commercial Bank of China Limited from April 2019 to April 2025, of Ant Group from August 2020 to March 2022, of Hang Seng Bank Limited from May 2011 to May 2018, and of Hong Kong Exchanges and Clearing Limited from November 2014 to April 2021. He previously served as an economist at the International Monetary Fund, on the Hong Kong Government’s Strategic Development Committee, and the Advisory Committee for the Hong Kong Securities and Futures Commission.

Mr. Hu obtained his doctoral degree in economics from Harvard University.

Mr. Hu brings to our Board significant business, executive, strategic development, public policy, government and international affairs experience. His expertise and strong background in Asia, particularly in China, also provides the Board with valuable insights and perspectives on a key growth region for the Company. In addition, Mr. Hu brings valuable corporate leadership experience as well as expertise in economics, finance and global capital markets.

Robert J. Hugin Former Chairman and Chief Executive Officer, Celgene Corporation Age: 71 Years of Service: 6 (since 2020) Committee Memberships: Risk & Finance	Experience, Skills and Qualifications

Robert J. Hugin served as Chief Executive Officer of Celgene Corporation (a biopharmaceutical company) from June 2010 until March 2016, as Chairman of its Board of Directors from June 2011 to March 2016 and as Executive Chairman from March 2016 to January 2018. Prior to June 2016, Mr. Hugin held a number of management roles at Celgene, including President from May 2006 to July 2014, Chief Operating Officer from May 2006 to June 2010 and Senior Vice President and Chief Financial Officer from June 1999 to May 2006. Prior to that, Mr. Hugin was a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin is currently a director of Biohaven, Ltd. (pharmaceutical company). Mr. Hugin has previously served as a director of Biohaven Pharmaceutical Holding Company Ltd. (pharmaceutical company), Allergan plc (multispecialty health care company), Danaher Corporation (science and technology company) and The Medicines Company (pharmaceutical company).

Mr. Hugin brings significant and extensive executive leadership to our Board. His experience as a chief executive officer and his outside board service enables him to provide valuable insight on complex business and financial matters and guidance to our management on strategy. In addition, his role as chairman and chief executive of a global public company provides a depth of knowledge in handling a broad array of complex operational, regulatory and international issues.

22 | 2026 Proxy Statement

Agenda Item 5
Robert W. Scully Retired Co-President, Morgan Stanley Age: 76 Years of Service: 12 (since 2014) Committee Memberships: Audit (Chair), Executive	Experience, Skills and Qualifications

Robert W. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, where he had previously been Co-President of the firm, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a managing director at Lehman Brothers and at Salomon Brothers Inc. Mr. Scully is currently a director of KKR & Co. Inc. (private equity and asset management). Previously, Mr. Scully was a Public Governor of the Financial Industry Regulatory Authority (FINRA) and a director of Zoetis Inc., UBS Group AG, Bank of America Corporation, GMAC Financial Services and MSCI Inc.

Mr. Scully’s lengthy career in the global financial services industry brings expertise in capital markets activities and, of particular note, risk management to the Board. Mr. Scully has a broad range of experience with oversight stemming from his extensive service as a director; he has served or is serving on four other organizations’ audit committees (including FINRA), three companies’ compensation committees, a risk committee and a nominating and governance committee. Mr. Scully’s experience with and knowledge of talent development and strategic initiatives are also important to the Board.

Theodore E. Shasta Retired Partner, Wellington Management Company Age: 75 Years of Service: 16 (since 2010) Committee Memberships: Audit	Experience, Skills and Qualifications

Theodore E. Shasta has served as a Director of MBIA, Inc. (financial guarantee insurance provider) since 2009, and also serves as the Chair of its Audit Committee and a member of its Finance and Risk Committee, Compensation and Governance Committee and Executive Committee. Mr. Shasta was formerly a Senior Vice President and Partner of Wellington Management Company (global investment advisor). Mr. Shasta joined Wellington Management Company in 1996 and specialized in the financial analysis of publicly-traded insurance companies and retired in June 2009. Prior to joining Wellington Management Company, Mr. Shasta was a Senior Vice President of Loomis, Sayles & Company (investment management). Before that, he served in various capacities with Dewey Square Investors and Bank of Boston. In total, Mr. Shasta spent 25 years covering the insurance industry as a financial analyst.

Mr. Shasta’s history of working in the financial services industry, as well as in the property and casualty insurance arena, brings valuable insight to the Board from the investor perspective. His years of analysis of companies like Chubb and its peer group provide him with deep knowledge of particular business and financial issues we face. His financial acumen and industry knowledge make him a valuable contributor to the Audit Committee. Mr. Shasta has been a Chartered Financial Analyst since 1986.

2026 Proxy Statement | 23

Agenda Item 5
David H. Sidwell Retired Chief Financial Officer, Morgan Stanley Age: 73 Years of Service: 12 (since 2014) Committee Memberships: Nominating & Governance (Chair), Compensation, Executive	Experience, Skills and Qualifications

David H. Sidwell was Executive Vice President and Chief Financial Officer of Morgan Stanley from March 2004 to October 2007, when he retired. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase’s investment bank from January 2000 to March 2004. Prior to joining JP Morgan in 1984, Mr. Sidwell was with Price Waterhouse LLP, a major public accounting firm, from 1975 to 1984, where he was qualified as a chartered accountant with the Institute of Chartered Accountants in England and Wales. Mr. Sidwell was Senior Independent Director of UBS Group AG until April 2020 and was a director of the Federal National Mortgage Association (Fannie Mae) until October 2016.

Mr. Sidwell has a strong background in accounting, finance and capital markets, as well as the regulation of financial institutions. He also has considerable expertise in risk management from chairing the risk committee of a public company and his executive positions. Mr. Sidwell further contributes experience in executive compensation and corporate governance from his service on the committees of other public company boards. This comprehensive range of experience contributes greatly to his value as a Board member.

Olivier Steimer Former Chairman, Banque Cantonale Vaudoise Age: 70 Years of Service: 18 (since 2008) Committee Memberships: Risk & Finance (Chair), Executive	Experience, Skills and Qualifications

Olivier Steimer was Chairman of the Board of Banque Cantonale Vaudoise from October 2002 until December 2017. Previously, he worked for the Credit Suisse Group from 1983 to 2002, with his most recent position at that organization being Chief Executive Officer, Private Banking International, and member of the Group Executive Board. Mr. Steimer has served since January 2018 on the Board of Bank Lombard Odier & Co. Ltd. (a Swiss private bank) and was a member of the Board of Allreal Holding AG (Swiss real estate manager and developer) from 2013 to 2025. From 2009 to 2021, he served as a member, and from 2012 to 2021 as Vice Chairman, of the Bank Council of Swiss National Bank. He was Chairman of the foundation board of the Swiss Finance Institute until June 2017. From 2003, he served as a member, and from 2010 to 2014 as Vice Chairman, of the Board of Directors of SBB CFF FFS (the Swiss national railway company), and, from 2009 until 2012, he was the Chairman of the Board of Piguet Galland & Cie SA. (a Swiss private bank). Mr. Steimer is a Swiss citizen.

Mr. Steimer has a strong background of leadership in chairman and chief executive officer roles. He has deep knowledge of sophisticated banking and finance matters derived from his extensive experience in the financial services industry. As a Swiss company, Chubb benefits specifically from Mr. Steimer being a Swiss citizen and resident, and his insight into the Swiss commercial and insurance arenas provides valuable perspective to the Board.

24 | 2026 Proxy Statement

Agenda Item 5
FRANCES F. TOWNSEND Advisory Services, Frances Fragos Townsend, LLC Age: 64 Years of Service: 6 (since 2020) Committee Memberships: Compensation (Chair), Nominating & Governance, Executive	Experience, Skills and Qualifications

Frances F. Townsend currently runs her own independent corporate consulting business, Frances Fragos Townsend, LLC. From December 2020 until November 2023, Ms. Townsend served in a variety of roles at Activision Blizzard (interactive gaming and entertainment), including Executive Vice President for Corporate Affairs, Corporate Secretary, Chief Compliance Officer and Senior Counsel. From October 2010 to December 2020, Ms. Townsend served at MacAndrews & Forbes Incorporated (a diversified holding company). At the time of her departure she was Vice Chairman, General Counsel and Chief Administrative Officer. From April 2009 to October 2010, Ms. Townsend was a partner at the law firm of Baker Botts LLP.

From May 2004 until January 2008, Ms. Townsend served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the U.S. Homeland Security Council. She also served as Deputy Assistant to the President and Deputy National Security Advisor for Combating Terrorism from May 2003 to May 2004. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions.

Ms. Townsend is a board member of the Council on Foreign Relations and the Trilateral Commission, and is currently the Chair of the Board of Leonardo DRS, Inc. (defense contractor) and a director of Freeport-McMoRan Inc. (international mining company). Ms. Townsend previously served as a director of Scientific Games Corporation (now Light & Wonder Inc.), SciPlay Corporation and The Western Union Company.

Ms. Townsend brings to the board extensive public policy, government, regulatory and legal experience as well as a strong background in domestic and international affairs, risk management, strategic planning and intelligence and security matters (including cybersecurity). Ms. Townsend also has significant leadership experience through her various roles in U.S. government, including as chair of the U.S. Homeland Security Council. Ms. Townsend’s public board experience also contributes to her value as a director.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the above nominees.
2026 Proxy Statement | 25

Agenda Item 6
Election of the Chairman of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, the authority to elect the Chair of our Board of Directors is vested with our shareholders, who elect a Chair annually from the directors elected under Agenda Item 5.
With the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated our current Chairman, Mr. Evan G. Greenberg, for election by shareholders as the Chairman of the Board of Directors until our next annual general meeting. Biographical information regarding Mr. Greenberg is found under Agenda Item 5.
Mr. Greenberg has served as our Chairman since 2007, a period of sustained success for the Company. Under his leadership, the Company has created superior shareholder value. Between 2008, his first full year as Chairman, and 2025, our annualized total shareholder return (inclusive of reinvested dividends) was 11.7% and on a cumulative basis was 636.6%.
Annual Review of Board Leadership Structure
Each year, led by the Nominating & Governance Committee, the Board of Directors reviews its leadership structure and considers shareholder feedback. The Board of Directors (with Mr. Greenberg abstaining) has unanimously agreed that it is in the best interest of the Company and shareholders for Mr. Greenberg to continue in his role as Chairman of the Board. The Board believes he has the skills and experience to best perform both the Chairman and CEO roles at this time.
In support of nominating Mr. Greenberg as Chairman, our Board encourages shareholders to consider Mr. Greenberg’s unique and immeasurable leadership value to the Board. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry and combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board. Additionally, the Company is in a highly regulated industry, and Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 50 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below and in “Corporate Governance — Board Leadership Structure” in this proxy statement. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Our Board considers Mr. Greenberg’s continued service as Chairman to be essential as the Company executes on its strategic plan and identifies and capitalizes on market and other opportunities. The Board believes that, as Chairman, Mr. Greenberg will continue the Company’s trajectory of success, consistent with its track record, in the face of the multitude of risks and opportunities that lay ahead.
26 | 2026 Proxy Statement

Agenda Item 6
Board Leadership: Our Independent Lead Director
While Mr. Greenberg serves as Chairman, Board leadership comes also from our independent Lead Director, Mr. Michael P. Connors. Our Board structure provides for a strong independent Lead Director position to promote and foster effective director independence in deliberations and overall governance. The Lead Director provides a forum for independent director discussion and feedback and helps assure that all Board members have the means to, and do, carry out their responsibilities in accordance with their fiduciary duties.
Our Nominating & Governance Committee, and the entire Board of Directors, regularly reviews our Board leadership structure, and in particular examines and reaffirms the significant authority and powers of our Lead Director.
See “Corporate Governance — Board Leadership Structure” in this proxy statement for more details on the powers and responsibilities of our Lead Director.
What Happens If Shareholders Do Not Approve This Proposal?
If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the election of Evan G. Greenberg as the Chairman of the Board of Directors.
2026 Proxy Statement | 27

Agenda Item 7
Election of the Compensation Committee of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, Michael L. Corbat, David H. Sidwell and Frances F. Townsend individually as members of the Compensation Committee until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, authority to elect the members of the Compensation Committee of our Board of Directors is vested with our shareholders.
Upon the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated Michael P. Connors, Michael L. Corbat, David H. Sidwell and Frances F. Townsend for election to the Compensation Committee. Each is currently serving on the Compensation Committee. Biographical information for each nominee may be found under Agenda Item 5.
The Board of Directors has unanimously agreed that service by each nominee to the Compensation Committee is in the best interest of the Company and the shareholders. Each of the nominees has been determined by the Nominating & Governance Committee and the Board of Directors to satisfy the Company’s Categorical Standards for Director Independence and related New York Stock Exchange (NYSE) listing standards and SEC rules and regulations.
What Happens If Shareholders Do Not Approve the Nominees in this Proposal?
If the shareholders do not approve the nominees in this proposal, then the Board will consider the reasons the shareholders did not approve, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Our Board of Directors recommends a vote “FOR” each of the above nominees to be elected to the Compensation Committee of the Board of Directors.
28 | 2026 Proxy Statement

Agenda Item 8
Election of Homburger AG as Independent Proxy
Agenda Item

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, shareholders have the authority to elect an independent proxy. Swiss law does not permit other forms of institutional proxies for public companies, such as corporate proxies (appointing an officer or another representative of the Company) or depositary bank representatives as defined under Swiss law.
The independent proxy’s main task is to exercise the voting rights granted to it by shareholders in accordance with shareholder instructions. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
Our Board of Directors has recommended that Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland be elected as our independent proxy until the conclusion of our next annual general meeting. Homburger AG is a Swiss law firm.
What Happens If Shareholders Do Not Approve This Proposal?
If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the election of Homburger AG as independent proxy.
2026 Proxy Statement | 29

Agenda Item 9
Renewal of a Capital Band for Authorized Share Capital Increases and Reductions
Agenda Item

Our Board of Directors is asking shareholders to approve an amendment of Article 6 of the Articles of Association (as set out below under “Explanation”) to renew our capital band, which would authorize the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a one-year period ending on May 21, 2027.
If approved, the amendment of the Articles of Association will become effective upon its registration in the Swiss commercial register.
Explanation

Under Swiss law, shareholders may authorize the board of directors for a period of time to increase or decrease the stated share capital within a permitted range. This “capital band” is required to be set out in a company’s articles of association.
At the 2025 annual general meeting, shareholders authorized the Board to increase or decrease the Company’s share capital by up to 20% for a one-year period. Due to the expiration of the current capital band, our Board believes it is advisable and in the best interests of the Company for shareholders to renew the capital band on similar terms such that our Board, for a maximum period of one year, may change the stated share capital registered in the Swiss commercial register once or several times within the limits of:
(i)
Increasing stated share capital by a maximum of 20%; and

(ii)
Reducing stated share capital by a maximum of 20%,

in each case, of the Company’s existing share capital at the time of the Annual General Meeting. Please note that these are maximum and minimum share capital limits, and that all or any limits may not be utilized, subject to the Board’s determination.
While Swiss law allows a capital band authorization to last for up to 5 years and extend to a maximum increase of 150% and decrease of 50% of existing share capital, the Board believes the limits requested in this proposal provide appropriate flexibility.
The ability to increase share capital through this Agenda Item would enable our Board to raise share capital efficiently by authorizing new Common Share issuances at such times and for such purposes as it may deem advisable without further action by shareholders, except as may be required by applicable laws or regulations, including NYSE requirements. For example, new shares would be available for issuance in connection with financings, acquisitions of other companies, stock dividends, raising capital following significant catastrophes that would otherwise have a material effect on Chubb’s balance sheet or financial condition, or other corporate purposes. The share capital reduction component of the proposed capital band would also enable us to continue to cancel shares earmarked for cancellation that are acquired under our share repurchase program, ensuring we maintain capital management flexibility and continue to return capital to shareholders through share repurchases in accordance with Swiss requirements.
If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue Common Shares or securities convertible into or exercisable for Common Shares in one or a series of related transactions if such Common Shares represent 20% or more of the voting power or outstanding Common Shares of the Company. NYSE rules also require shareholder approval for an issuance of Common Shares that would result in a change of control of the Company, as well as for share issuances in connection with certain benefit plans or related party transactions.
30 | 2026 Proxy Statement

Agenda Item 9
As a Swiss company, we are required to submit both the English and the (authoritative) German versions of the proposed amendment to the Articles of Association, pursuant to which Article 6 of the Articles of Association would replace the existing capital band provision and read as follows:
Article 6 Kapitalband	Article 6 Capital Band

a)
Der Verwaltungsrat ist ermächtigt, jederzeit bis zum 21. Mai 2027 innerhalb einer Obergrenze von CHF 240’072’508’.00, entsprechend 480’145’016 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50 und einer Untergrenze von CHF 160’048’339.00, entsprechend 320’096’678 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50, das Aktienkapital einmal oder mehrere Male zu verändern.

b) — e)
[bleiben unverändert.]

a)
The Board of Directors is authorized any time until May 21, 2027 to change the share capital once or several times within the upper limit of CHF 240,072,508.00, corresponding to 480,145,016 registered shares with a par value of CHF 0.50 each to be fully paid up, and the lower limit of CHF 160,048,339.00, corresponding to 320,096,678 registered shares with a par value of CHF 0.50 each to be fully paid up.

b) — e)
[remain unchanged.]

The capital band allows the Company to limit or withdraw shareholders’ pre-emptive rights in specified and limited circumstances, and enables the Board to determine the modalities of capital increases and decreases within the capital band. Article 6 of the Articles of Association contains the following paragraphs relating to these matters, which remain unchanged:
b)
In the event of a capital increase the following applies:

1.
The Board of Directors shall determine the number of shares to be issued, the date of issue, the type of contributions (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves, including retained earnings, into share capital), the conditions governing the exercise of subscription rights and the commencement of dividend entitlement. The Board of Directors may issue new shares which are underwritten by a bank or other third party and subsequently offered to existing shareholders. The Board of Directors is authorized to restrict or to prohibit trading in the subscription rights to the new shares. In the event of subscription rights not being exercised, the Board of Directors may, at its discretion, either allow such rights to expire worthless, or place them or the shares to which they entitle their holders either at market prices or in some other manner commensurate with the interests of the Company.

2.
The Board of Directors is authorized to exclude the pre-emptive rights of the shareholders and to allocate them to individual shareholders, third parties, the Company or one of its subsidiaries, in the event of the use of shares for the purpose of (1) mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions, and of other investment projects (including by way of private placements), (2) to improve the regulatory capital position of the Company or its subsidiaries (including by way of private placements), (3) broadening the shareholder constituency or for investment by strategic partners, (4) in connection with the listing of new shares at market conditions on domestic or foreign stock exchanges (including by way of private placements), (5) the new shares being issued for the purpose of raising equity capital in a swift and flexible manner, where such raising of capital would be difficult or would only be possible at less favorable conditions if the pre-emptive rights to the new shares were not excluded, and (6) the participation of members of the Board of Directors, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries.

c)
In case of a capital reduction, the Board of Directors shall, to the extent necessary, determine the number of cancelled shares and the use of the reduction amount. The acquisition and holding of shares repurchased for purposes of cancellation under the capital band are, to the extent permitted by law, not subject to the 10% threshold for own shares within the meaning of Art. 659 para. 2 CO.

d)
Capital increases may be performed both by increasing the par value of the shares and by issuing new shares, and reductions may be performed both by reducing the par value of the shares and by cancelling shares. The Board of Directors is also authorized to carry out a simultaneous reduction and re-increase of the share capital. In the case of a reduction of the par value, the Board of Directors shall adapt all provisions of the Articles of Association relating to the par value of a share as well as the number of shares with a new nominal value corresponding to the fixed upper and lower limit of the capital band according to para. 1, accordingly.

e)
Subscription to and acquisition of newly issued shares out of the capital band and any further transfers of their ownership shall be subject to the restrictions specified in art. 8 of the Articles of Association.

The Company does not have any current plans or commitments to issue new Common Shares. The Board does not intend to issue any new shares except on terms or for reasons which the Board deems to be in the best interests of the Company and its shareholders.
2026 Proxy Statement | 31

Agenda Item 9
What Happens If Shareholders Do Not Approve This Proposal?
If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to issue shares at times our Board deems necessary or advisable and in the best interests of the Company, or to cancel shares, which may impede our ability to return capital to shareholders through our share repurchase program.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting is required to approve this Agenda Item.
Our Board of Directors recommends a vote “FOR” the renewal of a capital band for authorized share capital increases and reductions.
32 | 2026 Proxy Statement

Agenda Item 10
Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated
Agenda Item

Our Board of Directors is asking shareholders to approve the proposed Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated (Amended LTIP). The following summary of the Amended LTIP is qualified in its entirety by the complete text of the Amended LTIP contained in Annex A.
Explanation

The Chubb Limited 2016 Long-Term Incentive Plan (LTIP) was first adopted by our Board of Directors on February 25, 2016 and approved by shareholders on May 19, 2016. An amended and restated LTIP was approved by shareholders on May 20, 2021 (Current LTIP).
On February 26, 2026, our Board of Directors adopted the Amended LTIP, subject to and effective as of shareholder approval at the Annual General Meeting (such date of shareholder approval, the Effective Date).
If the Amended LTIP is approved, the number of Common Shares available for delivery under the LTIP will increase by 12.3 million shares. It will also increase by 6.15 million shares the sublimit that restricts the ability to grant “full value awards” under the LTIP.
The practical impact of these increases will be to give our Board of Directors discretion to continue to grant awards under the LTIP in the future, for up to approximately seven years, before another shareholder vote would be necessary. This seven-year estimate is based on the rate of annual grants in the past, and assumes future grants are consistent with our past practice, adjusted to reflect anticipated growth of the Company and other relevant factors.
The Amended LTIP also includes certain other updates, primarily to (i) clarify the Company’s ability to grant “substitute awards” upon assumption of, or in substitution for, outstanding awards previously granted to individuals by an entity acquired by the Company (substitute awards would not be counted against the number of Common Shares reserved for issuance under the Amended LTIP); and (ii) remove certain provisions on individual award limits that were previously included for U.S. tax purposes, but are no longer required following changes to Section 162(m) of the Internal Revenue Code under the Tax Cuts and Jobs Act of 2017.
It is our practice to make annual equity awards to a large group of our employees (approximately 6,700 individuals in 2026) — not a small group of key executives. Equity compensation has always been an important component of our employee and director compensation programs. We believe it aligns employee and director compensation with shareholder interests and properly defers value to the medium- or long-term. Approving the Amended LTIP would allow our Board to continue to attract and retain employees and directors, provide them competitive compensation, adapt to evolving compensation practices and account for the growth of Chubb and its employees.
We also strongly link employee and equity compensation to our financial results. We believe our historical equity award practices contribute to successful financial performance, and our financial performance and strength provide the rationale for historical and anticipated grant amounts.
The Amended LTIP will become effective upon shareholder approval at the Annual General Meeting. The Current LTIP remains in effect until that time. No grants can be made under the Current LTIP after shareholder approval of the Amended LTIP.
Summary of Awards Granted and Shares Remaining Available under the Current LTIP
On March 2, 2026, we granted to our employees and the employees of our subsidiaries 251,832 performance stock units and 669,948 restricted stock units, and 90,078 performance shares and 101,723 restricted stock awards, each with a grant date fair value of  $342.76. We also granted 1,072,733 stock options at an exercise price of  $342.76.
As of March 6, 2026, there were 390,229,029 Common Shares outstanding. At that date, there were a total of 5,746,388 Common Shares that remained available for future issuance under the Current LTIP. The number of Common Shares to be issued upon exercise of outstanding options, warrants, and rights, was 9,222,037, with a weighted-average exercise price of outstanding options, warrants, and rights of  $213.93 and a weighted average remaining contractual term of 6.084 years.
As of March 6, 2026, there were 703,790 outstanding unvested performance shares and 1,055,215 restricted stock awards, and 831,625 outstanding unvested performance stock units and 1,077,383 restricted stock units. Under the Current LTIP limit of 16.45 million full value awards, 3,255,846 full value awards remained available for future issuance.
2026 Proxy Statement | 33

Agenda Item 10
The closing price for our Common Shares on the NYSE on March 19, 2026 was $323.64 per share.
The Current LTIP is the only plan under which we are currently authorized to issue equity grants to employees and directors of Chubb or its subsidiaries, as well as consultants and other persons providing services to Chubb or its subsidiaries. In addition, we maintain our employee stock purchase plan, discussed in the “Authorized Securities under Equity Compensation Plans” table below, which allows eligible participants to purchase Common Shares.
Purpose of the Amended LTIP
The purpose of the Amended LTIP is to:
•
attract and retain persons eligible to participate in the Amended LTIP;

•
create a link between recent performance, compensation and the enhancement of long-term shareholder return;

•
motivate eligible individuals to whom awards under the Amended LTIP are granted (Participants), by means of appropriate incentives, to achieve long-range goals;

•
provide compensation opportunities that are competitive with those of other similar companies; and

•
further align Participants’ interests with those of our other shareholders through compensation that is based on our Common Shares.

The Amended LTIP provides for the grant of full value awards, non-qualified and incentive stock options, stock appreciation rights (SARs) and cash incentive awards.
The Amended LTIP also includes several features that reflect our compensation philosophy and protect shareholder interests, such as:
•
no “evergreen” provision (i.e., no automatic increase in the number of shares available under the plan);

•
no liberal share recycling;

•
no grants of below-market stock options or SARs;

•
no repricing or cash buyout of underwater stock options or SARs without shareholder approval;

•
no payments of dividends or dividend equivalents on performance-based equity awards unless performance criteria are satisfied and the underlying awards vest;

•
no payment of dividends or dividend equivalents on stock options or SARs;

•
minimum vesting provisions; and

•
awards are subject to forfeiture/clawback, including under the Company’s clawback policies.

Additionally, the value of awards granted under the Amended LTIP are subject to the shareholder-approved maximum aggregate amounts of director and Executive Management compensation described in Agenda Items 11.1 and 11.2. We use equity-based compensation as a key element of our executives’ and directors’ compensation packages, and each year we disclose the prior year grants to and other compensation of our NEOs and directors in our proxy statement and of our Executive Management and directors in our Swiss Compensation Report. Additionally, we maintain stock ownership guidelines aimed at increasing and maintaining significant officer and director Common Share ownership.
General Terms of the Amended LTIP
The Amended LTIP is administered by the Board’s Compensation Committee (Committee). The Committee selects the Participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. The Committee may delegate all or any portion of its responsibilities or powers under the Amended LTIP to persons selected by it. If the Committee does not exist or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Amended LTIP that would otherwise be the responsibility of the Committee.
If the Amended LTIP is approved by shareholders, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Amended LTIP will be (i) 45.2 million Common Shares (which includes all shares available for delivery under this clause (i) since the initial establishment of the LTIP in 2016); plus (ii) Common Shares that are subject to outstanding awards under the ACE Limited 2004 Long-Term Incentive Plan immediately prior to the Effective Date that are forfeited, expire or are cancelled after the Effective Date without delivery of Common Shares (or which result in the forfeiture of Common Shares back to us). Any Common Shares covered by an award under the Amended LTIP that are not delivered to a Participant or beneficiary because the award is forfeited, expires or is cancelled shall not be deemed to have been delivered for purposes of determining the shares delivered to the Participant or beneficiary.
Subject to the preceding paragraph, the total number of shares covered by an award granted under the Amended LTIP will in each case be treated as delivered to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (i) if an award denominated in Common Shares is settled in cash, the total number of shares with respect to which such payment is made shall be considered to have been delivered; (ii) if shares covered by an award are used to satisfy the applicable tax withholding
34 | 2026 Proxy Statement

Agenda Item 10
obligation, the number of shares held back by us to satisfy such withholding obligation shall be considered to have been delivered; (iii) if the exercise price of any option granted is satisfied by tendering Common Shares to us (including shares that would otherwise be distributable upon the exercise of the option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; (iv) if cash or Common Shares are delivered in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered; and (v) if we repurchase shares with proceeds received from the exercise of an option issued, the total number of shares repurchased shall be deemed delivered.
The maximum number of Common Shares that can be delivered to Participants and beneficiaries with respect to incentive stock options under the Amended LTIP shall be 45.2 million shares.
Prior to the Effective Date, the maximum number of Common Shares that may be delivered to Participants and their beneficiaries under the Current LTIP as full value awards may not exceed 16.45 million shares. However, 3,255,846 awards remained available for future issuance under this limit as of March 6, 2026. If the Amended LTIP is approved by shareholders, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Amended LTIP as full value awards will be increased by 6.15 million shares.
The Common Shares with respect to which awards may be made under the Amended LTIP shall be (i) shares authorized but unissued; (ii) to the extent permitted by applicable law, held or acquired by Chubb as treasury shares, including shares purchased in the open market or in private transactions; or (iii) shares purchased in the open market by a direct or indirect wholly-owned subsidiary of Chubb (and Chubb may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired) (the Chairman and Chief Executive Officer or any executive officer of Chubb shall have the authority to determine (or delegate to a designee to determine) whether and to what extent shares may be purchased in the open market by a subsidiary and whether and to what extent the Company may contribute amounts to a subsidiary to accomplish such purchase).
At the discretion of the Committee, an award under the Amended LTIP may be settled in cash rather than Common Shares.
The Committee may use Common Shares available under the Amended LTIP as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Chubb or a subsidiary, including the plans and arrangements of Chubb or a subsidiary assumed in business combinations.
In the event of a corporate transaction involving Chubb, including, without limitation, any stock dividend, stock split, extraordinary cash dividend (other than regular, quarterly cash dividends), recapitalization, reorganization, merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares, any partial or complete liquidation of the Company, or any other extraordinary or unusual event affecting Common Shares without the Company’s receipt of consideration, the Committee may, subject to applicable law, adjust awards to preserve the benefits or potential benefits of the awards, as may be determined to be appropriate and equitable by the Committee in its sole discretion. Committee action may include adjustment of:
•
the number and kind of shares available for grant or delivery under the Amended LTIP;

•
the number of shares or awards that may be granted to any individual or that may be granted pursuant to any provision or types of awards;

•
the number and kind of shares, units or other property subject to outstanding awards;

•
the exercise price of outstanding options and SARs; and

•
any other adjustments to the terms of awards that the Committee determines to be equitable, which may include, without limitation:

–
replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and

–
cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment may be the excess (if any) of value of the Common Shares subject to the option at the time of the transaction over the exercise price.

Awards under the Amended LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution, and except for transfers without consideration to the extent permitted by the Committee.
Minimum Vesting. Except for awards granted under the Amended LTIP with respect to Common Shares which do not exceed, in the aggregate, 5% of the total number of Common Shares reserved for delivery, any award granted under the Amended LTIP shall condition a Participant’s right to become vested in the award on completion of a minimum period of service with us or our subsidiaries of at least one year in the case of a service-based award and a minimum performance period of at least one year in the case of a performance-based award, except, in any case, if accelerated, to the extent permitted by the Committee, in the event of the Participant’s death or disability, retirement, involuntary termination, or change in control.
Eligibility
All employees and directors of Chubb or its subsidiaries, as well as consultants and other persons providing services to Chubb or its subsidiaries, are eligible to become Participants in the Amended LTIP, except that non-employees may not be granted incentive stock options. As of March 6, 2026, Chubb and its subsidiaries had approximately 45,000 employees. Participants may also include
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Agenda Item 10
employees, consultants or directors of a company or other entity or business acquired by the Company or any of its subsidiaries or for which we combined, who are able to be granted substitute awards under the Amended LTIP.
Options
The Committee may grant an incentive stock option or non-qualified stock option to purchase Common Shares at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of a Common Share at the time the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to Chubb as consideration for the grant of a replacement option or SAR with a lower exercise price or a full value award, except as approved by our shareholders or as adjusted for corporate transactions described above.
No option shall be surrendered to Chubb in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a Common Share, except as approved by our shareholders. In addition, the Committee may grant options with an exercise price less than the fair market value of a Common Share at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced.
Options are subject to the one-year minimum vesting provisions described above. An option shall be exercisable in accordance with the terms established by the Committee. The full purchase price of each Common Share purchased upon the exercise of any option shall be paid at the time of exercise of the option (except in the case of a third-party exercise arrangement approved by the Committee). Except as otherwise determined by the Committee and subject to applicable law, the purchase price of an option shall be payable in cash, promissory notes, or Common Shares (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Common Shares acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than (or be exercisable after) 10 years after the grant date. No dividend equivalents may be granted under the Amended LTIP with respect to any option.
Stock Appreciation Rights
An SAR entitles the Participant to receive the amount (in cash or Common Shares) by which the fair market value of a specified number of Common Shares on the exercise date exceeds an exercise price established by the Committee. Except as described below, the exercise price for an SAR shall not be less than the fair market value of the Common Shares at the time the SAR is granted or, if less, the exercise price of a tandem option. The exercise price of an SAR may not be decreased after the date of grant nor may an SAR be surrendered to Chubb as consideration for the grant of a replacement option or SAR with a lower exercise price or a full value award, except as approved by our shareholders or as adjusted for corporate transactions described above. No SAR shall be surrendered to Chubb in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such SAR is greater than the then current fair market value of a Common Share, except as approved by our shareholders.
In addition, the Committee may grant SARs with an exercise price less than the fair market value of the Common Shares at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. The Committee may grant an SAR independent of any option grant and may grant an option and SAR in tandem with each other, and SARs and options granted in tandem may be granted on different dates but may have the same exercise price provided, however, that in no event shall the exercise price of the later granted award be less than the fair market value of a Common Share on the date of grant.
SARs are subject to the one-year minimum vesting provisions described above. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on Common Shares acquired pursuant to the exercise of an SAR as the Committee determines to be desirable. In no event will an SAR expire more than (or be exercisable after) 10 years after the grant date. No dividend equivalents may be granted under the Amended LTIP with respect to any SAR.
Full Value Awards
The Committee may grant “full value awards” under the Amended LTIP. A full value award is the grant of one or more Common Shares or a right to receive one or more Common Shares in the future, which is contingent on continuing service, the achievement of performance objectives during a specified period, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender of other compensation that may be due.
Types of full value awards include restricted stock, restricted stock units, performance shares and performance stock units. Full value awards are subject to the one-year minimum vesting provisions described above. The grant of full value awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee. Dividends or dividend equivalents settled in cash or Common Shares may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting conditioned on the achievement of performance objectives shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.
Cash Incentive Awards
The Committee may grant “cash incentive awards” under the Amended LTIP. A cash incentive award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Common Shares having value equivalent to the cash otherwise payable) that
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Agenda Item 10
is contingent on achievement of performance or other objectives over a specified period established by the Committee. Cash incentive awards are subject to the one-year minimum vesting provisions described above. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.
Change in Control
The Amended LTIP provides that the occurrence of a change in control shall have the effect, if any, with respect to an award as set forth in the applicable award agreement or, if not so provided, as determined by the Committee. For the purposes of the Amended LTIP, a “change in control” is generally deemed to occur when:
•
any person becomes the beneficial owner of 50% or more of Chubb’s voting stock (other than by virtue of an acquisition of Common Shares (i) by the Company or any subsidiary; (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; or (iii) by any underwriter temporarily holding Common Shares pursuant to an offering of such securities);

•
the majority of the Board consists of individuals other than members of the Board on the Effective Date of the Amended LTIP, who we refer to as Incumbent Directors (any person becoming a director subsequent to the Effective Date whose election or nomination for election was supported by three-quarters of the Incumbent Directors will also be considered an Incumbent Director);

•
approval by shareholders of Chubb of any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb are disposed of pursuant to the consummation of a merger, consolidation or other transaction (unless our shareholders immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of Chubb, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb); or

•
Chubb consummates a combination with another company and is the surviving corporation but, immediately after the combination, Chubb shareholders immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

Amendment and Termination
The Board may amend or terminate the Amended LTIP at any time. The Board or the Committee may amend any award granted under the Amended LTIP, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent, except to the extent any such action is made to cause the Amended LTIP to comply with applicable law, stock exchange rules and regulations, or accounting or tax rules and regulations. The Board may not amend the provision of the Amended LTIP related to anti-repricing of stock options or SARs without approval of shareholders or make any material amendments to the Amended LTIP without shareholder approval. The Amended LTIP will remain in effect as long as any awards under the Amended LTIP remain outstanding, but no new awards may be granted under the Amended LTIP (i) after the tenth anniversary of the Effective Date; (ii) the maximum number of shares available for issuance under the Amended LTIP have been granted; or (iii) the Board terminates the Amended LTIP.
United States Income Tax Considerations
The following is a brief description of certain U.S. federal income tax treatment that will generally apply to awards under the Amended LTIP based on current U.S. income taxation with respect to Participants who are subject to U.S. income tax. These rules are highly technical and subject to change in the future, and the discussion does not purport to be a complete description of the tax aspects of the Amended LTIP.
Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Shares acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such Common Shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of Chubb or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the Common Shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the Common Shares at the time of exercise.
If the Participant does not sell or otherwise dispose of the Common Shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Common Shares to the Participant, then, upon disposition of such
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Agenda Item 10
Common Shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess of the fair market value of the Common Shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of the Common Shares received will be taxable to the Participant as ordinary income. Gains and losses realized by the Participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Full Value Awards. A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the Common Shares subject to the award are not delivered at the time of grant, or if the Common Shares are delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of Common Shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.
Withholding of Taxes. The Company may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, Participants may have Common Shares withheld from awards or may tender previously owned Common Shares to the Company to satisfy tax withholding requirements. The Common Shares withheld from awards may be used to satisfy up to the maximum statutory withholding obligation.
Tax Deduction. Chubb is not subject to U.S. income taxes. However, if an award is granted to a Participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary generally will be entitled to a deduction equal to the amount of income includible in the Participant’s income.
Change in Control. Any acceleration of the vesting or payment of awards under the Amended LTIP in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20% excise tax and preclude deduction by a subsidiary.
Tax Advice
U.S. Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended LTIP. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Amended LTIP. We suggest that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Non-U.S. Tax Considerations. Participants subject to taxation in other countries or territories should consult their tax advisor.
New Plan Benefits
The grant of awards under the Amended LTIP is discretionary, and as a result, we cannot determine the number or type of awards to be granted in the future to any particular person or group.
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Agenda Item 10
Authorized Securities under Equity Compensation Plans
The following table presents securities authorized for issuance under equity compensation plans at December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	10,210,766	$193.86(3)	10,341,127
Equity compensation plans not approved by security holders(2)	15,110

(1)
These totals include securities available for future issuance under the following plans:

i.
Current LTIP. A total of 32,900,000 Shares are authorized to be issued pursuant to awards made as options, stock appreciation rights, performance shares, performance stock units, restricted stock, restricted stock units and cash incentive awards. The maximum number of shares that may be delivered to participants and their beneficiaries under the Current LTIP shall be equal to the sum of: (i) 32,900,000 Common Shares (which number includes all shares available for delivery under this clause (i) since the establishment of the LTIP, determined in accordance with the terms of the LTIP); and (ii) any Common Shares that have not been delivered pursuant to the ACE Limited 2004 Long-Term Incentive Plan (the ACE LTIP) and remain available for grant pursuant to the ACE LTIP, including Common Shares represented by awards granted under the ACE LTIP that are forfeited, expire or are canceled after the effective date without delivery of Common Shares or which result in the forfeiture of Common Shares back to the Company to the extent that such shares would have been added back to the reserve under the terms of the ACE LTIP. As of December 31, 2025, a total of 8,653,198 option awards, 673,960 restricted stock unit awards and 579,793 performance unit awards are outstanding, and 7,879,066 shares remain available for future issuance under this plan.

ii.
ACE Limited 2004 Long-Term Incentive Plan (ACE LTIP). As of December 31, 2025, a total of 225,609 option awards and 43,038 deferred stock unit awards are outstanding. No additional grants will be made pursuant to the ACE LTIP.

iii.
Chubb Corporation Long-Term Incentive Plans (Chubb Corp. LTIP). As of December 31, 2025, nil option awards and 49,927 deferred stock unit awards are outstanding. No additional grants will be made pursuant to the Chubb Corp. LTIP.

iv.
Chubb Limited Employee Stock Purchase Plan. A total of 9,000,000 shares are authorized for purchase at a discount. As of December 31, 2025, 2,462,061 shares remain available for future issuance under this plan.

(2)
These plans are the Chubb Corp. CCAP Excess Benefit Plan and the Chubb Corp. Deferred Compensation Plan for Directors, under which no Common Shares are available for future issuance other than with respect to outstanding rewards. The CCAP Excess Benefit Plan is a nonqualified, defined contribution plan and covers those participants in the Capital Accumulation Plan of The Chubb Corporation (CCAP) (Chubb Corp.’s legacy 401(k) plan) and Chubb Corp.’s legacy employee stock ownership plan (ESOP) whose total benefits under those plans are limited by certain provisions of the Internal Revenue Code. A participant in the CCAP Excess Benefit Plan is entitled to a benefit equaling the difference between the participant’s benefits under the CCAP and the ESOP, without considering the applicable limitations of the Internal Revenue Code, and the participant’s actual benefits under such plans. A participant’s excess ESOP benefit is expressed as Common Shares. Payments under the CCAP Excess Benefit Plan are generally made: (i) for excess benefits related to the CCAP, in cash annually as soon as practical after the amount of excess benefit can be determined; and (ii) for excess benefits related to the ESOP, in Common Shares as soon as practicable after the participant’s termination of employment. Allocations under the ESOP ceased in 2004. Accordingly, other than dividends, no new contributions are made to the ESOP or the CCAP Excess Benefit Plan with respect to excess ESOP benefits.

(3)
Weighted average exercise price excludes shares issuable under performance stock unit awards and restricted stock unit awards.

See Note 16 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 (2025 Form 10-K), for further information regarding our equity compensation and employee stock purchase plans.
What Happens If Shareholders Do Not Approve This Proposal?
If shareholders do not approve this proposal, the Board of Directors will take the vote of the shareholders into consideration and may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. We will continue to make awards under the Current LTIP for so long as shares remain available for issuance under the plan.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting), not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Our Board of Directors recommends a vote “FOR” the approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated.
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Agenda Item 11
Approval of the Compensation of the Board of Directors and Executive Management Under Swiss Law Requirements
11.1 Maximum Compensation of the Board of Directors until the Next Annual General Meeting

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of  $6.5 million in aggregate compensation for the members of the Board of Directors until the 2027 annual general meeting.
Explanation of Proposal

Swiss law and our Articles of Association require shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that may be paid, granted or promised to the Board of Directors.
All compensation to directors (other than Mr. Greenberg, who does not receive compensation for his service as a director) from the date of the Annual General Meeting through the 2027 annual general meeting is subject to this maximum aggregate amount. This includes all annual retainer fees, committee chair fees and equity awards provided to the directors.
No change to the annual maximum amount is proposed. The requested $6.5 million is the same annual maximum amount approved by shareholders at last year’s annual general meeting.
A description of our Outside Directors Compensation Parameters and the amounts paid to directors in 2025 can be found in the “Director Compensation” section of this proxy statement. Under Swiss law, we also publish an audited annual Swiss Compensation Report, which is included within our Annual Report and available to shareholders in their proxy materials.
Process Used to Determine Maximum Aggregate Compensation for the Board of Directors
In recommending the maximum amount of director compensation, the Compensation Committee considered the proposed size of our Board, our Outside Director Compensation Parameters, and an analysis from Farient Advisors LLC, which has been retained by the Compensation Committee to consult on director compensation matters.
Upon recommendation of the Compensation Committee, the Board then approved the maximum aggregate amount of director compensation to recommend to shareholders.
The proposed maximum cap is intended to ensure a sufficient cushion, if needed. Our Board does not expect to utilize the full amount of the cap given the proposed size of our Board and the compensation amounts set forth in our Outside Directors Compensation Parameters.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?
If shareholders do not ratify the maximum aggregate compensation amount proposed by the Board, our Articles of Association require the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders. The Company may continue to pay compensation to the Board subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s compensation arrangements and could detrimentally impact the Company’s ability to attract and retain directors.
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Agenda Item 11
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate compensation for the members of the Board of Directors until the 2027 annual general meeting.
11.2 Maximum Compensation of Executive Management for the 2027 Calendar Year

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of  $98 million in aggregate compensation for the members of Executive Management for the next calendar year (2027).
Explanation of Proposal

Chubb’s Executive Management is appointed by the Board, based on the applicable provisions of Swiss law and our Organizational Regulations. Chubb’s Executive Management currently consists of Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer, and Chairman, North America Insurance; and Joseph F. Wayland, General Counsel.
Swiss law and our Articles of Association require our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for the subsequent calendar year.
Process Used to Determine Maximum Aggregate Compensation for Executive Management
The proposal of $98 million in maximum aggregate compensation for Executive Management for the 2027 calendar year is an increase from the $78 million for the 2026 calendar year approved at last year’s annual general meeting.
The recommended maximum amount for 2027 (i) reflects a desire to ensure a sufficient cushion for the Company to continue to attract and retain members of Executive Management; (ii) allows flexibility for appropriate discretion by our Compensation Committee in compensation decisions in accordance with its established discipline and rigor; and (iii) enables us to avoid uncertainty in appropriately awarding our executives, should it be justified by the Company’s and individual performance.
In recommending the maximum aggregate amount, the Compensation Committee considered analysis from Farient Advisors LLC, its independent compensation consultant. The recommended amount takes into account 2025 compensation decisions for Executive Management that reflect alignment with the Company’s excellent financial and operational performance for the year, and allows for year-over-year increases in compensation for both 2026 and 2027 assuming Company performance meets or substantially exceeds performance thresholds established by the Board and Compensation Committee.
The degree of cushion built into the recommended amount considers market competitiveness, increased competition for talent, and the lengthy period of time between when this recommended amount is set and when variable compensation awards are actually determined approximately two years later.
Upon recommendation of the Compensation Committee, the Board of Directors approved the maximum aggregate amount of Executive Management compensation to recommend to shareholders.
Components of Executive Management Compensation
The maximum aggregate amount includes base salary, annual cash bonus and long-term equity awards, as well as Company contributions to retirement plans and perquisites provided to Executive Management. A significant portion of compensation of Executive Management will remain “at-risk” or “variable” and dependent on Company and individual performance. We expect to continue this emphasis on at-risk, variable compensation, in the form of a cash bonus and long-term equity awards, to align management and shareholder interests. The annual cash bonus and long-term equity awards for 2027 will be based on and subject to the Compensation Committee’s consideration of year-end financial results, and will be awarded in 2028 with respect to performance during calendar year 2027.
Our approach to the Swiss-required Executive Management say-on-pay vote in this Agenda Item 11.2 permits shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote in Agenda Item 12 and Swiss say-on-pay
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Agenda Item 11
advisory vote in Agenda Item 11.3 provide shareholders an opportunity to vote looking back at actual compensation paid out to NEOs and Executive Management in the calendar year before the date of the proxy statement. The retrospective say-on-pay votes will provide additional accountability for the way we use the maximum amounts approved in advance via this Executive Management say-on-pay vote and further ensure that pay and performance remain aligned.
The Compensation Discussion & Analysis section of this proxy statement contains detailed information about executive compensation for our NEOs. Compensation information for our Executive Management is disclosed in our Swiss Compensation Report.
Maximum Aggregate Compensation Dependent Upon Company and Individual Performance
The maximum aggregate amount of compensation is a maximum cap and the Company will not necessarily award the maximum aggregate amount of compensation. For example, the compensation for members of Executive Management was approximately 89% of each of the shareholder-approved caps for 2025 and 2024, respectively. Maximum potential awards and payments at the top of applicable ranges will only be made if individual and Company performance meet performance thresholds set by the Board or Compensation Committee in accordance with the Articles of Association and the Company’s bonus and equity plans. Cash payments will be valued at the amount actually paid; the proposed amount does not factor in a discount to present value. Equity awards will be valued at the fair value at the time of grant in accordance with Article 24(e) of our Articles of Association. Performance-based equity awards (PSUs/PSAs) are valued at 100% of the market value of the target component of the award as of the grant date, and time-based restricted stock awards (RSUs/RSAs) are valued at 100% of the market value of the subject shares as of the grant date. Stock options are valued based on the applicable Black-Scholes value at the date of grant.
Actual amounts realized by Executive Management will depend on various factors including our future stock price and whether relevant performance hurdles under performance-based equity awards granted to Executive Management are met.
If the Board of Directors were to decide that Executive Management deserves compensation and awards in excess of the maximum amount approved by shareholders, we would pay such amounts only with subsequent shareholder approval for that additional amount.
Chubb Executive Management, Role and Compensation
Executive Management has accountability for corporate strategy, providing constant leadership to the organization on the execution of that strategy, and ensuring that the financial performance of the Company creates shareholder value both in the short- and long-term.
Chubb’s Executive Management receives both fixed and variable compensation for their work. The majority of their compensation is variable, in the form of annual cash bonus and long-term equity awards  —  both of which are directly linked to the financial and operating performance of the Company over multiple time horizons.
The determination of annual variable compensation follows from a thoughtful and disciplined assessment of Company performance in both absolute and relative terms, fostering clear alignment between compensation and Company financial and operating performance.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?
If shareholders do not ratify the maximum aggregate compensation amount, our Articles of Association requires the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders, and the Company may pay compensation to Executive Management subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s executive compensation arrangements and could detrimentally impact the Company’s ability to attract and retain members of Executive Management.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
The Board of Directors recommends a vote “FOR” the approval of the maximum aggregate compensation for the members of the Executive Management for the 2027 calendar year.
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Agenda Item 11
11.3 Advisory Vote to Approve the Swiss Compensation Report

Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the audited Swiss compensation report of Chubb Limited for the year ended December 31, 2025.
Explanation of Proposal

Under Swiss law and our Articles of Association, we are required to prepare a separate Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations.
Our Swiss compensation report for the year ended December 31, 2025 (Swiss Compensation Report) is included in the Chubb Limited 2025 Annual Report, which is part of the proxy materials we have provided to shareholders, and also available electronically at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
The Swiss Compensation Report discloses the 2025 compensation for both the Board of Directors and our Executive Management. The report is audited by our independent statutory auditors, PricewaterhouseCoopers AG, who have confirmed that the compensation report complies with Swiss law.
This non-binding retrospective vote on the compensation paid to the Board of Directors and Executive Management is in addition to the binding forward-looking votes on the maximum compensation of the Board of Directors and Executive Management described in the other sub-items in this Agenda Item 11, and the separate non-binding retrospective U.S. say-on-pay vote for compensation paid to our SEC named executive officers described in Agenda Item 12.
This additional Swiss say-on-pay advisory vote provides our shareholders with a direct retrospective voice on director and executive compensation by providing a look-back on the use of prior-approved Swiss maximum compensation amounts.
Q&A Relating to Shareholder Ratification of the Swiss Compensation Report

Why is this agenda item included in this proxy statement?
Swiss corporate law provides that Swiss public companies, such as Chubb, that conduct a binding prospective vote on the maximum compensation of the Board of Directors and Executive Management must additionally provide shareholders with a non-binding advisory retrospective vote on the compensation paid to the Board of Directors and Swiss executives as set forth in the Swiss Compensation Report.
While shareholders prospectively approve aggregate compensation for a subsequent period in Agenda Items 11.1 and 11.2, the Swiss Compensation Report describes the actual use of the amounts in the prior calendar year.
While we historically have had an advisory say-on-pay vote on the compensation paid to our named executive officers, that vote is required by SEC rules. The vote in this Agenda Item 11.3 is required pursuant to Swiss law. Consequently, both votes are required at the Annual General Meeting.

What does this ratification cover?
This advisory vote covers the entire Swiss Compensation Report, disclosing aggregate compensation for directors and Executive Management, including the tabular and related narrative disclosures. This ratification covers both director and executive compensation collectively and is not intended to cover just director or Executive Management compensation, or the compensation of any individual director or executive.

Are there differences between director compensation disclosed in the Swiss Compensation Report and the 2025 Director Compensation table in this proxy statement?
Yes. The differences are that the Swiss Compensation Report (i) includes a Swiss-franc equivalent amount, a year-over-year comparison, and total aggregate director compensation paid for the calendar year (in addition to per director), (ii) values the equity granted to directors in accordance with Swiss statutory reporting, while the 2025 Director Compensation table uses the grant date fair value as required by SEC regulations, and (iii) excludes matching contributions made under our matching charitable contribution program for directors because that is considered director compensation under SEC regulations but is not treated as compensation under applicable Swiss compensation disclosure requirements.

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Agenda Item 11
Are there differences between executive compensation disclosed in the Swiss Compensation Report and this proxy statement?
Yes. This is due to differences between Swiss and SEC compensation disclosure requirements.
First, Swiss and SEC requirements necessitate compensation disclosures for slightly different sets of executives. The Swiss Compensation Report requires disclosure of compensation paid to our Swiss Executive Management, which is a set of executives appointed by the Board based on the applicable provisions of Swiss law and our Organizational Regulations. Our Executive Management is described in Agenda Item 11.2. On the other hand, this proxy statement discloses compensation paid to our named executive officers, which is determined in accordance with SEC rules. In short, while Messrs. Lupica and Ortega are named executive officers, they are not members of Executive Management, and while Mr. Wayland is a member of Executive Management, he is not a named executive officer.
Second, in accordance with Swiss rules, the executive compensation table in the Swiss Compensation Report sets out the individual compensation of Mr. Greenberg, our Chairman and CEO, and the aggregate compensation of the other members of Executive Management. SEC rules require individualized compensation disclosure of each named executive officer.
Third, the equity awards disclosed in the Swiss Compensation Report table represent grants for performance for that particular year (i.e., the equity awards that were granted in February 2026 for performance in 2025 are included in 2025 compensation). This is consistent with how our Compensation Committee views compensation for 2025 as described in the Compensation Discussion & Analysis. Due to SEC requirements, the Summary Compensation Table shows 2025 equity awards granted in 2025, which were intended to serve as compensation for 2024.
All other forms and amounts of compensation, including base salary, cash bonus and all other compensation, are consistent between the Swiss Compensation Report and the Summary Compensation Table in this proxy statement.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the compensation of the Board of Directors and Executive Management as set forth in the Swiss Compensation Report on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
The Board of Directors recommends a vote “FOR” the approval of the Swiss Compensation Report.
44 | 2026 Proxy Statement

Agenda Item 12
Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2025, including in the Compensation Discussion & Analysis, compensation tables and related material disclosed in this proxy statement. Our NEOs are determined based on relevant compensation and applicable SEC rules.
Explanation

This proposal, commonly known as the SEC’s “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation for the fiscal year ended December 31, 2025. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
This SEC say-on-pay vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs.
Shareholders should review the Compensation Discussion & Analysis and the executive compensation tables and related narrative disclosure in this proxy statement for information about the compensation of our NEOs. Our NEOs for 2025 are Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer, and Chairman, North America Insurance; John J. Lupica, former Vice Chairman and Executive Chairman, North America Insurance (retired from his executive positions December 31, 2025); and Juan Luis Ortega, President, North America Insurance.
Our Compensation Program
The goal of our compensation program is to fairly compensate our employees and to enhance shareholder value by closely aligning our executive compensation philosophy and practices with the interests of our shareholders.
We compete for executive talent with property and casualty insurers, specialty insurers, life insurers and financial services companies worldwide. We believe our compensation programs are effective in attracting and retaining the highest caliber senior executives with the skills necessary to achieve our financial and operating performance objectives.
Our compensation practices are structured to:
•
pay for performance;

•
encourage business decision-making aligned with the long-term interests of the Company; and

•
support the human resource requirements of our business in all the markets, globally, in which we operate.

We continually evolve our executive compensation practices to reflect the highest standards. Our performance-based compensation criteria include key financial performance metrics, relevant business unit performance objectives and non-quantitative objectives that support our long-term strategic plan.
We are asking our shareholders to vote their support for our NEO compensation as described in this proxy statement in the Compensation Discussion & Analysis, compensation tables and related narrative disclosure.
2026 Proxy Statement | 45

Agenda Item 12

Key features of our executive compensation practices and policies include:
•
Detailed individual and Company performance criteria;

•
Significant amount of at-risk pay (95% for CEO, 88% for other NEOs);

•
Performance-based equity (PSUs/PSAs) comprises 100% of the annual equity award for each NEO;

•
Performance-based equity award vesting is linked to key operating metrics (tangible book value per share growth and P&C combined ratio), with TSR used only as a modifier for premium awards;

•
Three-year cliff vesting and no second-chance “look-back” vesting opportunities for performance-based equity awards;

•
Carefully constructed peer groups, re-evaluated at least annually;

•
Robust insider trading and clawback policies;

•
No new pledging of Chubb shares owned by executive officers or directors;

•
Annual compensation risk assessment;

•
Mandatory executive share ownership guidelines;

•
No hedging of Chubb securities; and

•
Consideration of shareholder feedback in evaluating our compensation program and disclosure.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation under U.S. securities law requirements on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
The Board of Directors recommends a vote “FOR” the approval of our named executive officer compensation.
46 | 2026 Proxy Statement

Agenda Item 13
Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025
Agenda Item

Our Board of Directors is asking shareholders to approve the Sustainability Report of Chubb Limited for the year ended December 31, 2025.
Explanation

Swiss corporate law requires public companies such as Chubb to produce a report on “non-financial matters”, and directs that the report cover environmental, social and employee matters, respect for human rights and combating corruption. Swiss law requires that the report be submitted to shareholders at the Annual General Meeting.
The Company’s Sustainability Report for the year ended December 31, 2025 (Sustainability Report) is available at investors.chubb.com/financials/annual-reports/default.aspx and was prepared in accordance with the requirements of Article 964b of the Swiss Code of Obligations and made available in compliance with Swiss law. The 2025 Sustainability Report is also aligned to the International Sustainability Standards Board (ISSB) S-1 and S-2 standards, to the extent feasible, and covers climate-related topics reported in accordance with the Task Force on Climate Related Financial Disclosures (TCFD) framework. Our Board of Directors has reviewed and approved the Sustainability Report, and recommends it be approved by shareholders.
Below we have provided details on the areas covered by the Sustainability Report. We refer you to the full Sustainability Report as well as the Citizenship section of our website (about.chubb.com/citizenship.html) for further information on Chubb’s approach to climate change, corporate citizenship and a variety of other sustainability matters.
Topics Covered by the Sustainability Report
Our approach to sustainability disclosures is informed by applicable legal requirements and our assessment of the financial materiality of sustainability topics. In accordance with the requirements of Swiss law, the following topics are included in the Sustainability Report:
•
Governance of Sustainability Risks

•
Ethical Conduct and the Protection of Human Rights

•
Climate Change

•
Chubb’s Workforce

A brief overview of these topics is provided below.
Governance of Sustainability Risks
The identification and management of sustainability and climate-related risks is integrated into our core governance and risk management activities. The Sustainability Report describes our governance of sustainability risks via Board and senior management oversight, as well as our enterprise risk management and compliance processes.
Chubb’s Board of Directors is actively engaged in oversight regarding our strategy and the management of sustainability-related risks and opportunities. Sustainability is a full-Board topic, and our directors are briefed by senior executives and outside consultants on sustainability matters. In addition, the Board and management committees have specific responsibilities related to the oversight and management of sustainability risks and opportunities, which are highlighted in the Sustainability Report as well as the “Board Oversight of Risk and Risk Management” section in this proxy statement.
Ethical Conduct and the Protection of Human Rights
With respect to business conduct and human rights, Chubb generally does not engage in the types of business activities that give rise to concerns about corruption or human rights concerns, but our focus on these topics is an important reflection of our commitment to pursue our craft with integrity.
2026 Proxy Statement | 47

Agenda Item 13
The Sustainability Report describes the importance of Chubb’s Code of Conduct to our day-to-day operations. The Code of Conduct not only sets forth the behavioral expectations for all Chubb employees, directors and contractors but also explains the procedures for the reporting of any potential violations of the code. The Code of Conduct also establishes our expectations with respect to combating bribery and corruption, and protecting human rights, such as our commitment to preventing human rights abuses including modern slavery and human trafficking in its various forms.
Climate Change
The Sustainability Report details our climate strategy, including transition planning, and reporting of metrics related to Chubb Climate+, our global climate business unit, and our Corporate Climate Underwriting Criteria. The Sustainability Report also includes specific information relating to (i) GHG emissions data; (ii) supporting the transition to a low-carbon economy; (iii) promoting climate resilience, including through philanthropy; and (iv) managing our risk exposure by encouraging the adoption of controls and best practices in high-emitting industries through our underwriting criteria.
Chubb’s Workforce
Chubb’s talent strategy recognizes the importance of our workforce in delivering on our commitments to our customers and our shareholders. The Sustainability Report highlights elements relating to Chubb’s workforce and our talent management strategy. The report highlights governance around workforce matters, programs supporting the recruitment and retention of the talent that is necessary to the growth and success of our business, and efforts aimed at fostering a culture of inclusive meritocracy. The report also covers key metrics relating to our workforce, how such metrics are tracked and reported to senior management and the Board, and how senior management and the Board manage and oversee succession planning and compensation and benefits matters.
What Happens If Shareholders Do Not Approve this Proposal?
If shareholders do not approve the Sustainability Report, the Board will consider the results of the vote, shareholder feedback and other matters in its discretion, and to the extent determinable, will incorporate them as practicable into our next annual sustainability report.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
The Board of Directors recommends a vote “FOR” the approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025.
48 | 2026 Proxy Statement

Corporate Governance
Overview

We are committed to the highest levels of ethical conduct. This commitment is reflected in our corporate governance and in the foundation of our corporate values and culture. As an insurance company, we are in the business of managing risk. Our corporate governance helps us mitigate and manage risks by providing clear lines of oversight and responsibility for management and the Board. We review and advance our corporate governance regularly based on evolving legal, regulatory and other considerations, including business needs and in consideration of best practices.
Our Board of Directors’ corporate governance policies comply with the rules and regulations of the SEC, the listing standards of the NYSE and Swiss law. To balance our NYSE listing and Swiss incorporation requirements, we:
•
adhere to SEC and NYSE governance and compensation regulations and best practices; and

•
comply with Swiss corporate laws that impose various additional restrictions and requirements, including our implementation, through our Articles of Association and presentation of annual ballot items for our shareholders, of Swiss corporate governance and compensation requirements.

We have adopted Organizational Regulations, Corporate Governance Guidelines and Categorical Standards for Director Independence covering issues such as executive sessions of the Board of Directors, director qualification and independence standards, Board leadership and structure, director responsibilities and procedures, director equity ownership guidelines, management evaluation and succession, and Board self-evaluations. Our Board has established committees that help with oversight of the Company and its operations, and these committees govern themselves pursuant to the Organizational Regulations and committee charters that are reviewed at least annually and amended as necessary.
Corporate Governance Documents

The following governance documents are available on our website at about.chubb.com/governance.html:
•
Articles of Association

•
Organizational Regulations

•
Corporate Governance Guidelines

•
Board Committee Charters: Audit, Compensation, Executive, Nominating & Governance, and Risk & Finance

•
Categorical Standards for Director Independence

•
Code of Conduct

You may also request copies of any of these documents by contacting our Investor Relations department:
Telephone — +1 (212) 827-4445; or
E-mail — investorrelations@chubb.com

2026 Proxy Statement | 49

Corporate Governance – Our Corporate Governance Framework
Our Corporate Governance Framework

Board Composition and Independence	Board Leadership Structure

•
93% of our directors are independent. Our CEO is the only non-independent director.

•
Five standing Board committees: Audit, Compensation, Nominating & Governance, Risk & Finance and Executive. All committees are composed entirely of independent directors, with the exception of the Executive Committee (our Chairman and CEO serves on the Executive Committee).

•
Under Swiss law, only our shareholders can elect directors and the Chairman. Our Board may not appoint directors.

•
Our Nominating & Governance Committee regularly reviews Board composition, tenure and the skills, qualifications, backgrounds, experience and other attributes of Board members, both individually and collectively.

•
We have a well-balanced tenure of short-, medium- and longer-serving directors, and consistent refreshment over time. Six of our nominees (46%) have served for 6 years or less, and four (31%) have served 3 years or less.

•
Our Board has an active, continuous process for considering new director candidates, and does not seek directors solely for characteristics or skills in just one area, field, topic or region.

•
Our Corporate Governance Guidelines provide that a director that is a public company chief executive should not sit on more than one public company board (excluding Chubb). Our Articles of Association limit all directors to no more than four additional public company board or executive management affiliations.

•
Our Chairman is CEO of our Company. Our Board believes he has both the critical skills and experience to best perform both roles at this time. Our Chairman works closely with our independent Lead Director, who is appointed by the other independent directors.

•
Our Lead Director has significant and substantive powers and responsibilities, many of which are memorialized in the Company’s Organizational Regulations and Corporate Governance Guidelines. Our Lead Director ensures an appropriate level of Board independence in deliberations and overall governance, and chairs and sets the agenda for executive sessions of the independent directors, which take place at least at every regular Board meeting, to discuss certain matters without the Chairman or other management present.

•
Our Lead Director also has the ability to convene Board meetings, establishes the regular Board agenda (with the Chairman), actively engages in the Board’s performance assessment process, and provides input on the design of the Board, including composition and committee structure.

Risk Oversight	Open Communication

•
Our full Board and the Risk & Finance Committee are responsible for risk management oversight, with the full Board and individual Board committees responsible for overseeing specified risks. See “Board Oversight of Risk and Risk Management” for more details.

•
Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

•
We encourage open communication and strong working relationships among the Lead Director, Chairman and other directors.

•
Directors have access to members of management and employees, and our Lead Director and members of our committees regularly communicate with members of management other than the CEO.

•
Shareholders and other interested parties can contact our Board, Audit Committee or Lead Director by e-mail or regular mail.

Accountability to Shareholders	Shareholder Input

•
Shareholders annually elect in a separate vote each director (by majority vote), our Chairman and members of our Compensation Committee.

•
There is no plurality concept built into our shareholder voting, unless the number of nominees exceeds the maximum number of director positions as set by shareholders in our Articles of Association. That is because shareholders can determine the number of Board positions, and all nominees who receive a majority of votes cast are, by law, elected to the Board.

•
Under Swiss law, a director cannot remain in office if they do not receive the requisite majority shareholder vote; therefore, a resignation policy for obtaining less than a majority of votes cast is not applicable.

•
Shareholders annually approve in binding votes the maximum compensation of our directors and Executive Management.

•
We conduct a robust annual shareholder outreach program to discuss trends, topics and issues of interest with shareholders and to solicit feedback. We strongly encourage shareholders to set the agenda for engagement discussions.

•
Our 2025-2026 engagement program targeted our top 50 shareholders, and also included proponents who submitted proposals for our 2025 and 2026 annual general meetings.

50 | 2026 Proxy Statement

Corporate Governance – Governance Practices and Policies
Sustainability Governance and Disclosure	Succession Planning and Talent Management

•
We have a robust sustainability governance and disclosure structure with regular Board and senior management involvement and oversight.

•
The Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and sustainability policies and initiatives, and other Board committees monitor and review sustainability matters in accordance with their charter responsibilities. Sustainability and climate are also full Board topics.

•
We provide comprehensive public reporting, including an annual Sustainability Report prepared in alignment, to the extent feasible, with the International Sustainability Standards Board (ISSB) S-1 and S-2 Standards.

•
We have implemented an active governance structure to oversee and execute our climate change strategy. At the Board level, our Nominating & Governance Committee is responsible for reviewing sustainability issues including climate change, and our Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, which include climate risk. The full Board is also involved in these matters.

•
Our Board actively monitors our management succession planning and talent development. Chairman and CEO succession plans under various scenarios are discussed and reviewed annually; discussions occur with the CEO as well as in executive sessions of solely independent directors.

•
Employee management is a full Board topic. Senior management provides our Board with regular updates on matters including leadership succession plans, talent development, talent retention, hiring activity and diversity at the executive level and within the overall workforce.

Governance Practices and Policies

Our Code of Conduct
Our Board has adopted a Code of Conduct applicable to all directors, officers and employees, which sets forth the basic principles to guide their day-to-day activities. The Code of Conduct addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws and regulations (including insider trading laws) and reporting illegal or unethical behavior.
Our Code of Conduct also describes our commitment to protecting human rights and preventing human rights abuses anywhere in our business, including in our supply chains.
Global Restrictions on Insider Trading and Trading Chubb Securities Policy
We have a Global Restrictions on Insider Trading and Trading Chubb Securities Policy (Trading Policy) that applies to all directors, executives and employees, as well as their immediate family and other covered persons. The Trading Policy addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities, including prohibitions on trading when in possession of, or otherwise using, material nonpublic information; restrictions on trading Chubb securities during certain periods; pre-clearance requirements for directors and executives; pre-review and approval of Rule 10b5-1 trading plans; hedging prohibitions; reporting; and other matters, such as prohibitions on trading in securities of certain third parties.
The Trading Policy promotes Company and individual compliance with applicable securities laws, rules and regulations, and the exchange listing standards applicable to us. It is designed so that Chubb’s investors have equal access to all material information about Chubb, and to avoid the suggestion of insider trading at Chubb.
Chubb itself may also from time to time engage in transactions in Chubb securities, such as in connection with its Board-authorized share repurchase program. In doing so, Chubb is committed to adhering to applicable securities laws and requirements.
Stock Ownership Requirements
A substantial portion of our directors’ compensation consists of restricted stock awards. Our Corporate Governance Guidelines require minimum equity ownership for outside directors of five times the annual cash retainer, resulting in a current minimum amount of  $750,000.
Each director has until the fifth anniversary of his or her initial election to the Board to achieve this minimum. All of our outside directors who have served for at least five years satisfy Chubb’s director equity ownership requirements. Our directors are also subject to prohibitions on pledging and hedging Common Shares, and preclearance requirements.
We also maintain stock ownership guidelines for our executives, which are further described in “Compensation Governance Practices and Policies” in the Compensation Discussion & Analysis section of this proxy statement.
Executive Sessions of Directors
Our independent directors meet for an executive session of the Board at each quarterly Board meeting. Our CEO is our only non-independent director and does not attend these sessions. Our Lead Director, Michael P. Connors, is the presiding director for Board
2026 Proxy Statement | 51

Corporate Governance – Shareholder Engagement
executive sessions of independent directors, and has the authority to convene and set the agenda for these sessions. Executive sessions may also be part of special meetings of the Board and ad hoc committees that are created from time to time to provide oversight over specific matters. Similarly, our Board committees (other than the Executive Committee) generally conduct an executive session at their meetings, with no members of management present.
Continuing Education and Training for Directors
We provide ongoing programs for directors covering, among other things, the Company’s business; organizational and management structure; results of operations and financial condition, such as critical accounting policies, budgets and forecasts; corporate governance; and risk management, including cyber, AI, transformation, climate and catastrophe risk. The Audit Committee and Risk & Finance Committee each conduct deep-dive training sessions throughout the year, which may also be attended by other members of the Board. Directors are encouraged to attend these and other appropriate continuing education programs. In addition, a number of our directors attended outside director education programs in 2025. Onboarding training is also provided for new directors.
Related Party Transactions Guidelines
Our Board has adopted Related Party Transactions Guidelines that require our Nominating & Governance Committee or Board to review and approve certain transactions between Chubb and any related parties. For additional information, see “Related Party Transactions”.
Open Lines of Communication
The Chubb Ethics Help Line is a free, confidential service available 24 hours a day for questions or concerns about ethics or integrity at Chubb. Please visit our website for specific contact information at: about.chubb.com/governance.html.
We also have a process for shareholders, employees and other interested parties to send communications to the Board.
To contact the Board about accounting or auditing matters, you may send an e-mail to the Chair of the Audit Committee at: chmnaudit@chubb.com. You may also contact the Lead Director, any independent director, the Chairman of the Board, or the Chair of any Board committee by sending an e-mail to our Lead Director at: LeadDirector@chubb.com. The Corporate Secretary has access to these e-mail addresses. For other matters you may send an e-mail to: corpsecy@chubb.com.
If you wish to send written communications, please mail to the Board of Directors, c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. The Corporate Secretary will forward communications to the Board to the Lead Director.
The Board has asked the Corporate Secretary’s office to review communications for the purpose of determining whether the contents are appropriate for submission to the Board or individual directors. Only communications related to the duties and responsibilities of the Board will be forwarded.
Shareholder Engagement

We recognize the value in maintaining open lines of communication with our shareholders and consider our robust shareholder outreach program to be a vital governance tool.
We engage with shareholders on a regular basis throughout the year. These engagement discussions take place both during and away from the annual meeting cycle, providing ample opportunity for our Board and management to better understand and thoughtfully consider our shareholders’ key issues and concerns. Consideration of shareholder feedback and evaluation of priorities occurs year-round.
Chubb participants during engagement discussions include relevant members of management and at times members of our Board, including our Lead Director. The primary purpose of our outreach program is to discuss and solicit feedback about corporate governance, executive compensation and other matters, including our climate change strategy and other sustainability topics relevant to the Company. We also strongly encourage our participating shareholders to set the agenda for these meetings and address any trends, topics or issues that they wish to discuss with us.
Shareholder feedback received through direct discussions is reported to our Nominating & Governance Committee and other relevant committees periodically throughout the year. Annual general meeting (AGM) voting results are also reviewed and carefully considered. We further assess our practices against guidelines published by our shareholders and proxy advisory firms.
In 2025, we solicited our 50 largest shareholders, representing nearly 65% of our outstanding Common Shares. The primary topics discussed during engagement are below. During the engagement cycle we also engaged with the shareholder proponents who submitted proposals for this year’s and last year’s annual general meetings.
52 | 2026 Proxy Statement

Corporate Governance – The Board of Directors
Primary Engagement Topics

•
Corporate governance, including Board composition and relevant criteria, leadership structure and diversity

•
Chubb’s climate-related initiatives, strategies, progress and disclosures, including activities relating to energy security and the energy transition through our Chubb Climate+ business unit, Chubb Resilience Services and our corporate climate underwriting criteria

•
Board oversight of risk and risk management

The following calendar presents the typical annual flow of notable events and activities relating to our shareholder outreach and engagement. This is for illustrative purposes only, as we also may discuss topics of interest with shareholders and evaluate our governance policies and procedures outside the regular calendar. We consider the annual calendar for outreach commencing in the fourth quarter of a given year, based on the typical timing of when we start holding our regular engagement discussions with our top shareholders.
Q4
•
Annual shareholder outreach targeting top 50 shareholders conducted by cross-functional management team and at times members of our Board

•
Report to Nominating & Governance Committee on status of outreach and feedback received, to inform Board and management discussions and priorities

•
Evaluate shareholder proposals received, if any

Q1
•
Further engagement with shareholders and, if proposals received, shareholder proponents as appropriate

•
Nominating & Governance Committee reviews and considers any additional feedback from shareholder outreach and any shareholder proposals

•
Board considers and approves AGM agenda and provides recommendations on all agenda items

Q2	• Proxy statement, annual report and sustainability report published • Engagement with shareholders on AGM matters • AGM held. Board and management consider voting results
Q3
•
Evaluate AGM results as well as shareholder feedback, and determine if any follow-up actions are appropriate

•
Review proxy season feedback and trends, both for Chubb and companies generally

•
Review and evaluate corporate governance policies and practices

During the year we also separately communicate with investors about the Company’s financial performance, strategy and operations, including through our quarterly earnings releases and conference calls, investor presentations, participation in industry and investor conferences, and in-person and telephonic meetings with investors and other stakeholders.
Management and the Board recognize the value of taking our shareholders’ views into account. Feedback from our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations, Corporate Citizenship, and sustainability policies and initiatives.
The Board of Directors

Our Board oversees our business and monitors the performance of management. The directors have regular contact with the CEO, other key executives and our principal external advisors, such as legal counsel, outside auditors, and other consultants. They receive and review reports and updates from management and third parties, participate in Board and committee meetings, and attend relevant conferences and other educational sessions.
Board Meetings
The Board meets a minimum of four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met five times during 2025. All directors attended at least 75% of the meetings of the Board and committees of which they were a member that were held during 2025.
Director Independence
The Board has determined that the following directors and nominees are independent under the listing standards of the NYSE: Michael G. Atieh, Nancy K. Buese, Sheila P. Burke, Nelson J. Chai, Michael P. Connors, Michael L. Corbat, Fred Hu, Robert J. Hugin,
2026 Proxy Statement | 53

Corporate Governance – The Board of Directors
Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. Our independent directors constitute a substantial majority of our Board of Directors.
In making its determination of independence, the Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between the Company and our directors and nominees.
Director Nomination Process
The Board’s Nominating & Governance Committee reviews the qualifications of candidates for membership on the Board of Directors. In assessing candidates, among other factors, the Committee considers the factors described in the following “Board Composition and Skills Review” section. The Committee recommends candidates to the full Board for recommendation to shareholders.
In accordance with its charter, the Committee will consider shareholder recommendations of director candidates, but the Committee has no obligation to recommend such candidates to the Board. The Committee will evaluate candidates recommended by shareholders using substantially the same process and criteria that it uses to evaluate candidates recommended by other sources.
Board Composition and Skills Review
Our Nominating & Governance Committee regularly reviews the individual and collective skills and attributes of Board members. The Committee considers director candidates who have a proven record of professional success and demonstrate a capacity for critical thinking, an ability to conceptualize and a willingness to engage in constructive and active dialogue as a listener and contributor. Directors should have deep expertise in an area or areas of importance to the Company and generally a broad capability to provide thoughtful and insightful counsel to the Company’s senior management.
Our directors are expected to be compatible with our Company’s and the Board’s culture, including the capacity to work collegially and cooperatively, to adhere to the highest standards of professional conduct and integrity, and to devote substantial time and energy in carrying out their Board responsibilities.
Directors should have knowledge and experience, either as an executive or a director, with corporate governance, including an understanding of, and a commitment to, satisfying a director’s duties of care and loyalty to the Company.
The overall composition of the Board should include directors who collectively exhibit extensive experience and expertise in the following criteria.
Board Criteria Matrix
• CEO or Similar Leadership • Financial Services and Insurance Industry • International Business • Financial Literacy • Technology, IT Security and Cyber Risk	• Public Policy/Government Affairs/Regulation • Marketing and Branding • Corporate Governance • Human Resources
See Agenda Item 5 for a detailed description of the above criteria.
The above list is neither definitive nor exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, strategic, governance, regulatory and other considerations.
Board Culture
Our global Company operates in 54 countries and territories across a wide range of geographies and cultures reflected in the diversity of our workforce and in our product mix. We believe that a diversity of perspectives, opinions, backgrounds and tenure among the members of the Board is critical to the Board’s ability to perform its duties and various roles. We strive to maintain, and we encourage, diversity of thought and viewpoint among Board members, which makes the body as a whole more effective. Our Board does not seek directors solely for characteristics or skills in just one area, field, topic or region. We seek members who can add value in a variety of areas.
Board composition is discussed at every regular Nominating & Governance Committee meeting. The Nominating & Governance Committee’s consideration of relevant criteria and other factors help ensure that the Board will have the collective skills, experience, independence and backgrounds to enable it to function effectively for both the short-term and long-term.
Board Tenure
Our Board considers director tenure in connection with its independence determination and overall Board composition. The Board seeks to achieve an appropriate balance of more senior directors who have a deep knowledge of our Company and new directors who provide fresh perspectives. Our slate of director nominees has an average tenure of 11.8 years. Six (46%) have a tenure of 6 years or less, and four (31%) of three years or less.
54 | 2026 Proxy Statement

Corporate Governance – Board Leadership Structure
Our Board believes it has an appropriate and balanced mix of tenure diversity, as reflected in the following table, and has demonstrated consistent refreshment over time.
Board Tenure in Years (Director Nominees)

Director Commitments and Responsibilities
Each of our directors should represent shareholders as a whole rather than any particular shareholder or group of shareholders. Individual directors are required to notify the Nominating & Governance Committee Chair, and the Chairman of the Board, of any change in business or professional affiliations or responsibilities, including retirement, so that conflicts and other Board composition issues can be considered. The Lead Director is also involved in this evaluation process. A director is required to offer his or her resignation from the Board in the event a director leaves a full-time job or otherwise materially changes his or her full-time employed position or status for any reason (for example, by resignation, termination, reassignment or retirement). The resignation may be accepted or not accepted, on behalf of the Board, by the Chair of the Nominating & Governance Committee after consulting with other Committee or Board members in the reasonable discretion of the Chair.
In addition, under our Corporate Governance Guidelines, a director should offer to resign if the Nominating & Governance Committee concludes that he or she no longer meets the Company’s requirements for service on the Board, which includes the obligation to devote the time and effort necessary to fully meet their duty of care to shareholders. We believe all our directors have demonstrated a strong commitment to service on our Board in terms of meeting attendance, substantive discussion and effective leadership.
Annual Board and Committee Evaluations
Led by our Nominating & Governance Committee, our Board and its committees annually perform self-evaluations that encourage open and candid feedback on Board effectiveness, performance and process. Our evaluation process also includes individual evaluations of our directors, and separate reviews of the Lead Director.
Our Lead Director and each of our committee chairs incorporate feedback received from these evaluations to enhance Board governance, process, collaboration and productivity, including by identifying possible topics for future meetings and other matters, such as potential skills and attributes for future director nominees and committee composition. In 2025, results of the Board and committee evaluations were very positive.
In the self-evaluation context our Nominating & Governance Committee further considers the composition of the Board and its committees, including whether the Board and each of its committees have the right mix of skill sets, qualifications, backgrounds, experience, talent and other considerations in order to function effectively.
Board Leadership Structure

Our Board’s mandate under Swiss law includes overall supervision and control of management of the Company. Our management and employees direct and are responsible for the business operations of the Company and its divisions, and implementation of policies and strategies approved by the Board.
Determination of Board Leadership Structure
Our Organizational Regulations and Corporate Governance Guidelines provide the Board with the right and flexibility to recommend to shareholders that the responsibilities of the Chairman of the Board and Chief Executive Officer be vested in the same individual or in more than one individual, as the Board determines to be in the best interest of the Company.
Our Nominating & Governance Committee regularly reviews and discusses Board composition, leadership and structure, and advises the Board as appropriate. The Nominating & Governance Committee also considers feedback from shareholders.
The Board, upon recommendation from the Nominating & Governance Committee, recommends the Chairman for shareholder approval annually in accordance with Swiss law. The vote on our Chairman is a vested shareholder right, as described in Agenda Item 6.
Our Board has determined it to be in the best interests of the Company, at this time, to vest the responsibilities of Chairman and CEO in Evan G. Greenberg because the Board believes he has the skills and experience to best perform both roles. Mr. Greenberg provides unique and immeasurable leadership value to our Board serving in the Chairman role. Our Board believes Mr. Greenberg is
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Corporate Governance – Board Leadership Structure
the preeminent executive in the insurance industry. Combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board.
Additionally, the Company is in a highly regulated industry, and Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 50 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Mr. Greenberg’s tenure as Chairman since 2007 has led to continuously strong operational and stock price performance over time. Our Board considers Mr. Greenberg’s continued service as Chairman to be essential to continue the Company’s trajectory of success consistent with its track record. Our Board believes Mr. Greenberg should continue to serve as Chairman to best enable the Company to execute on its strategic plan, identify and capitalize on market and other opportunities, and position itself well in the face of the multitude of risks and opportunities that lay ahead.
The Board will continue to examine its leadership structure, consider shareholder feedback and will at all times conduct itself in the manner it determines to be in the best interests of the Company and its shareholders. We expect that the Company will always have either an independent Lead Director or a non-executive chairman.
Independent Lead Director — Role and Responsibilities
Board leadership also comes from our independent Lead Director, currently Michael P. Connors. Our Lead Director’s powers and responsibilities are both substantive and significant, and many of them are codified in our Organizational Regulations and Corporate Governance Guidelines. Our Board’s leadership structure allows for the Lead Director to promote and foster effective director independence in deliberations and overall governance.
Mr. Connors has served as Lead Director since 2020 and as a director since 2011, and has demonstrated an exceptional understanding of the Company’s business, including strategy, finances, operations, regulatory framework, governance and other matters. These include our Board’s oversight structure of the key risks facing the Company. In collaboration with the Chairman, our Lead Director ensures the Board and its relevant committees are appropriately overseeing and identifying short-, medium- and long-term risks. See “Board Oversight of Risk and Risk Management” for more information.
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Our Lead Director’s specific powers and responsibilities include:
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Establishing the agenda (with the Chairman) for Board meetings

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Authority to convene meetings of the Board

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Presiding at, and setting the agenda for, executive sessions of the independent directors (without the Chairman present) at every regular Board meeting and at other times as the Lead Director may separately call

•
Providing a forum for independent director feedback at executive sessions and communicating that feedback to the Chairman

•
Ensuring an appropriate level of Board independence in deliberations and overall governance

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Authority to require Board consideration of matters, including risk topics

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Working with the Compensation Committee to lead the Board’s review of the performance evaluation and compensation of the Chairman and CEO, a detailed and comprehensive process that evaluates Company and individual performance against a set of financial, operational and strategic metrics and goals as well as compensation and financial performance peer group data (see the Compensation Discussion & Analysis for more information)

•
Working with the Nominating & Governance Committee in the Board and individual director performance evaluation processes, and personally conducting individual director evaluations

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Providing input to the Nominating & Governance Committee on the design and organization of the Board, including the review and vetting of potential nominees and committee structure and membership

•
Facilitating communication between Board members and the Chairman of the Board

•
Empowerment to respond to non-audit related shareholder inquiries, engage with shareholders, monitor the Company’s mechanism for receiving and responding to shareholder communications to the Board, and oversee the timely delivery of background materials to Board members

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Helping to assure that all Board members have the means to, and do, carry out their fiduciary responsibilities

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Communicating regularly with our CEO on matters of significance, and with the other independent directors to help foster independent thinking

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Corporate Governance – The Committees of the Board
The Committees of the Board

The Board of Directors has five committees: Audit, Nominating & Governance, Compensation, Risk & Finance and Executive. Each committee’s principal role, current membership, independence standards and meetings held during 2025 are outlined below.
AUDIT COMMITTEE	NUMBER OF MEETINGS HELD	14

Role & Responsibilities
The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, our system of internal controls, and our audit process.
The Committee’s oversight includes the performance of our internal auditors and the performance, qualification and independence of our independent auditors.
All members are audit committee financial experts as defined under Item 407(d) of SEC Regulation S-K, and each member meets the financial literacy requirements of the NYSE. If a member of our Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board is required to determine and disclose whether such simultaneous service would impair the ability of such member to effectively serve on our Audit Committee. No member serves on the audit committees of more than three public companies.
See the “Audit Committee Report” section of this proxy statement for more information on our Audit Committee, its role and responsibilities, and a summary of the topics covered in the 14 meetings and additional in-depth training session held during 2025.

MEMBERS
Robert W. Scully (Chair) Nancy K. Buese Nelson J. Chai Theodore E. Shasta
All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board
NOMINATING & GOVERNANCE COMMITTEE	NUMBER OF MEETINGS HELD	4

Role & Responsibilities
The responsibilities of the Nominating & Governance Committee include identifying individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines.
The Committee also has the responsibility to examine and approve the Board’s leadership structure, committee structure and committee assignments, and advise the Board on matters of organizational and corporate governance, including our Corporate Citizenship activities and sustainability policies and initiatives.
In addition to general corporate governance matters, the Nominating & Governance Committee approves the Board calendar and assists the Board and its committees in their self-evaluations.

MEMBERS
David H. Sidwell (Chair) Michael P. Connors Michael L. Corbat Frances F. Townsend
All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board
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COMPENSATION COMMITTEE	NUMBER OF MEETINGS HELD	4

Role & Responsibilities
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of employees, including compensation policies and pay structure for executive officers and other senior officers of the Company. It also evaluates the performance of the CEO and other NEOs based on corporate and individual goals and objectives. Based on this evaluation, it sets the CEO’s compensation level, both as a committee and together with the other independent directors, and approves NEO compensation.
The Compensation Committee also has the responsibility to review and make recommendations to the full Board regarding director compensation, recommend the maximum aggregate amount of compensation to directors and Executive Management subject to shareholder approval, oversee the Company’s equity plan and periodically consult with the Risk & Finance Committee on matters related to executive compensation and risk.
In addition to the four meetings held during 2025, the Compensation Committee also conducted its annual in-depth session covering various matters.
For more information about how the Compensation Committee determines executive compensation, see the “Compensation Discussion & Analysis” section of this proxy statement.

MEMBERS
Frances F. Townsend (Chair) Michael P. Connors Michael L. Corbat David H. Sidwell
All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board
RISK & FINANCE COMMITTEE	NUMBER OF MEETINGS HELD	4

Role & Responsibilities
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments.
The Committee oversees that the Company has a risk management process that identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that could adversely affect or threaten the viability of the Company.
For more information on the Risk & Finance Committee’s role, see “Board Oversight of Risk and Risk Management” below.

MEMBERS
Olivier Steimer (Chair) Michael G. Atieh Sheila P. Burke Fred Hu Robert J. Hugin
All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board
Our Board also has an Executive Committee, comprised of the Chairman of the Board (as Chair), the Lead Director and each of our other committee chairs. The Executive Committee did not meet in 2025 and has not met since 2011. Its primary function is to act for the full Board when it is not practical to convene a meeting of the full Board. The Executive Committee is authorized to exercise all the powers and authorities of the Board, except as expressly limited by applicable law or regulation, stock exchange rule, our Articles of Association or our Organizational Regulations, and except for matters expressly reserved for another committee.
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Corporate Governance – Board Oversight of Risk and Risk Management
Board Oversight of Our Independent Advisors

Independent Auditors
Our Audit Committee hires, determines the compensation of, and decides the scope of services performed by, our independent auditors. It also has the authority to retain outside advisors.
Our Audit Committee evaluates the qualification, performance and independence of our independent auditors. As part of this evaluation, rotation of our independent auditors is periodically considered. If required by applicable law or regulation relating to auditor rotation or otherwise, or if the Audit Committee otherwise determines it is necessary, it will initiate and stay actively involved in the process to select and replace the independent auditors. In addition, in connection with regular mandated rotation of audit partners, the Audit Committee is directly involved in the selection of the lead audit partner.
In determining whether to re-appoint the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including:
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the length of time the firm has been engaged;

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the quality of the Audit Committee’s ongoing discussions with the firm;

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the firm’s global capabilities and depth of understanding of our businesses;

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an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team; and

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the appropriateness of fees for audit and non-audit services.

Compensation Consultants
Our Compensation Committee has the authority to retain advisors and must assess the independence of any advisor so retained. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation advisor. Farient Advisors LLC has been retained directly by our Compensation Committee as its independent consultant for both executive and director compensation. Farient did not perform any other work for the Company in 2025.
Search Firm Consultants
Our Nominating & Governance Committee from time to time retains search firms to identify and evaluate potential director candidates, and has the authority to approve fees and other retention terms. Our Nominating & Governance Committee may also retain other advisors.
Board Oversight of Risk and Risk Management

As an insurer, the Company is in the business of profitably managing risk for its customers. As part of its oversight of the Company and its business activities, the Board takes very seriously its role in risk management. The Board has established the Risk & Finance Committee for purposes of risk assessment and management as described in its charter and further below, and other committees are also tasked with oversight of particular risks. These committees are composed entirely of independent directors.
Under Swiss law, the Board of Directors has ultimate responsibility for management and direction of the Company. The full Board also discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight whenever it determines it needs to do so and will involve itself in particular risk areas or business circumstances where proper exercise of oversight demands it.
The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.
Risk & Finance Committee and Our Enterprise Risk Management Framework
The goal of the Risk & Finance Committee is to oversee that the Company’s risk management process identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that could adversely affect or threaten the viability of the Company.
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments. This includes:
•
evaluation of the integrity and effectiveness of the Company’s Enterprise Risk Management (ERM) procedures and systems and information;

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oversight of policy decisions about risk aggregation and minimization, including credit risk;

•
assessment of the Company’s major decisions and preparedness levels pertaining to perceived material risks;

•
oversight of the capital structure and financing arrangements in support of the Company’s plans and consistent with its risk tolerances; and

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•
oversight of management’s investment of the Company’s investible assets, giving input on strategies, and monitoring overall conditions and developments with respect to these assets and, again, making certain they are consistent with the Company’s risk tolerances.

The Risk & Finance Committee meets regularly with Company management, including the Chief Executive Officer; President and Chief Operating Officer; Chief Risk Officer; Chief Financial Officer; Executive Chairman, Asset Management; Chief Investment Officer; Treasurer; and others, in fulfillment of its responsibilities. The Chief Risk Officer reports to both the Risk & Finance Committee and the CEO. The Risk & Finance Committee also conducts joint meetings, such as with the Audit Committee on ERM and other risk matters and the Compensation Committee Chair on compensation risk. The Risk & Finance Committee also holds an annual in-depth training session with members of management as well as external experts covering various topics, which for 2025 included AI risk management, private investments, and ERM and Treasury-related matters.
Enterprise Risk Management Framework
We have an established ERM framework that is deeply integrated into management of our businesses. Our ERM framework is led by Chubb’s senior management and overseen by our Board’s Risk & Finance Committee.
Our global ERM framework is broadly multi-disciplinary and its strategic objectives include:
•
External risks: identify, analyze, quantify, and where possible, mitigate significant external risks that could materially hamper the financial condition of Chubb and the achievement of corporate business objectives over the next 36 months;

•
Exposure accumulations: identify and quantify the accumulation of exposure to individual counterparties, products or industry sectors, particularly those that materially extend across or correlate between business units or divisions or the balance sheet;

•
Risk modeling: develop and use various data-sets, advanced analytics, metrics and processes (such as probabilistic exposure and economic capital models to assess aggregation risk from natural and other catastrophes) that help business and corporate leaders make informed underwriting, portfolio management and risk management decisions within a consistent risk/reward framework;

•
Governance: establish and coordinate risk guidelines that reflect the corporate appetite for risk; monitor exposure accumulations relative to established guidelines; and ensure effective internal risk management communication up to management and the Board, down to the various business units and legal entities, and across the Company; and

•
Disclosure: develop protocols and processes for risk-related disclosure internally as well as externally to rating agencies, regulators, shareholders and analysts.

ERM efforts are defined in terms of time horizon and business materiality. Chubb considers 36 months as the period during which we conduct our strategic ERM planning, but actual execution, and risks associated with that execution, focus on a short-term time frame of one-to-two-years. Medium-term time horizons are two-to-five years, and long-term is five-plus years.
The Chief Risk Officer provides an ERM update at each quarterly Risk & Finance Committee meeting. The update includes discussions and presentations on risk priorities (which are re-assessed at least annually and regularly updated and evaluated throughout the year), new products and developments, risk accumulations, and other matters, including presentations on specific topics, such as climate risk.
Our insurance contracts are typically renewable annually. Consequently, we can respond to changes as needed by adjusting our pricing or by restricting our exposure. We also look at the medium- and longer-term landscape, as certain risks might be known or emerging but may not manifest until a future time. Chubb uses its sophisticated, analytical, fact-based approach to appropriately identify, assess and mitigate such risks. For example, Chubb uses catastrophe models to quantify natural catastrophe risk for product pricing, risk management, capital allocation and estimation of losses. Chubb uses models to aggregate and closely monitor natural catastrophe exposures across our global portfolio and to ensure that our capital base is sufficiently strong to meet the expectations of regulators, rating agencies and policyholders, and to provide shareholders with an appropriate risk-adjusted return. Chubb also manages aggregations on other risks, including but not limited to cyber, pandemic, terrorism and credit risks. Chubb’s risk analysis ranges from the known (based on definitive historical loss experience) to the hypothetical (based on a probable maximum loss (PML) calculation). At present, our scenario analyses are modeled on a one-year time horizon to inform underwriting and business planning decisions, though we stress test our portfolio against multiple scenarios which manifest over a longer timeframe.
Chubb uses its own internal data and experts as well as external data, expertise and loss experience to assess and adjust as necessary its risk exposures and appetite in a timely manner to incorporate into pricing, underwriting and risk management decisions. For example, for long-term (five-plus years) impacts, we utilize vendor models to assess various climate impact scenarios on modeled losses for key region perils such as U.S. windstorm.
Additionally, effective risk governance requires close and dynamic collaboration as well as focus on communication flow and risk identification. One of the key mechanisms by which ERM is put into practice at Chubb is through the role of executive and senior staff on various management-level ERM-related boards and committees.
Chubb’s executive Risk and Underwriting Committee (RUC) reports to and assists the CEO in the oversight and review of the ERM framework. The RUC is chaired by the Chief Risk Officer and assisted in its activities by Chubb’s Enterprise Risk Unit, risk-related committees and Product Boards. The associated collaboration and communication by senior executives ensures transparency and consistency in the application of ERM across Chubb enterprise-wide and up to the Board level.
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Others within the overall ERM structure contribute to accomplishing Chubb’s ERM objectives, including regional management, Internal Audit, Legal & Compliance, external consultants, and managers of our internal control and disclosure control processes and procedures. This collaboration ensures our ERM process is aligned with the Company’s business, operational, regulatory and other requirements.
Chubb’s ERM process enables it to adequately and profitably manage risk on both sides of its balance sheet by maintaining underwriting discipline, managing exposure accumulations and investing assets conservatively. The Company’s balance sheet is a competitive advantage in a business where our financial strength and security equate to our ability to meet the expectations of regulators and rating agencies, as well as our fiduciary obligations to our policyholders and shareholders.
Additional Board Committee Oversight of Risk
In addition to the Risk & Finance Committee, other Board committees are also responsible for certain other risks that align with their charter responsibilities. Examples of particular risks overseen by our other Board committees include the following:
•
The Audit Committee is responsible for oversight of the Company’s financial statements, financial reporting and internal controls, including Sarbanes Oxley (SOX) and financial model risk; the process for establishing insurance reserves; the Company’s cybersecurity program and related exposures and risks; and legal, regulatory and compliance matters. The Audit Committee receives regular updates on these topics from various members of management, including the Chief Financial Officer, Chief Accounting Officer, Chief Auditor, Chief Actuary, Chief Information Security Officer, General Counsel, Head of Global Tax, and Chief Compliance Officer (who reports to the General Counsel), among others.

•
The Compensation Committee is responsible for overseeing employee compensation policies and practices, including how specific business risks are taken into account or mitigated as part of the design and structure of our compensation program. Our Global Human Resources Officer and General Counsel provide a risk assessment of our compensation program to the Compensation Committee for its review, which is also discussed with the Risk & Finance Committee in a joint meeting. For additional information, see “The Relationship of Compensation to Risk” section in the Compensation Discussion & Analysis.

•
The Nominating & Governance Committee is responsible for overseeing the Company’s corporate governance structure and practices, including Board leadership and composition, our corporate governance guidelines, insider trading and trading restrictions policy, shareholder engagement matters, and our Corporate Citizenship activities and sustainability policies and initiatives, including associated risks.

Each committee, including the Risk & Finance Committee, periodically reports to the Board on its risk oversight activities. Committees may also consult with one another on certain risks where appropriate. Risk oversight responsibilities may change, from time to time, based on the Company’s evolving needs, and the full Board may receive updates directly from management and others on certain risk topics.
Climate Risk Oversight
The full Board is actively engaged in overseeing the Company’s climate-related strategies, risks and opportunities. The Board receives updates on climate matters from management regularly and at times from outside experts. In addition, our Risk & Finance Committee oversees our ERM function, which includes extensive analysis of climate risk, including climate-related catastrophe risk, such as increased threats of wildfire, sea level rise and hurricane frequency and intensity, as well as our climate risk appetite and underwriting criteria. The Risk & Finance Committee also reviews investment risks associated with climate change. Our Nominating & Governance Committee oversees our Corporate Citizenship activities and sustainability policies and initiatives, including those relating to climate change, the environment, and philanthropic actions.
For further information on Chubb’s views and actions with respect to climate change, risk management and our climate strategy, please refer to our 2025 Sustainability Report, available at investors.chubb.com/financials/annual-reports/default.aspx.
AI Risk Oversight
Our full Board and relevant committees receive regular, in-depth reports from management on our digital transformation, AI and related topics.
The full Board has primary oversight of AI and related risk as part of Chubb’s overall business, digital and technology strategies, and received multiple updates from management during 2025. Our Board’s oversight and governance relating to particular AI topics is also divided among its committees according to charter responsibilities. For example, the Risk & Finance Committee is responsible for overseeing risks relating to how AI is used in underwriting, such as modeling, and as a risk incorporated into our ERM framework. Other AI risks and issues relating to legal compliance, data privacy, Chubb’s cybersecurity program or the financial audit or internal control processes are overseen by the Audit Committee.
Cybersecurity/IT Risk Oversight
Chubb recognizes the significant risks posed by cybersecurity and data protection challenges. We have robust oversight at the Board and management levels.
The Audit Committee is tasked with oversight of the Company’s cybersecurity program and related risks. The Committee’s review and oversight activities generally encompass data breach risk and impact; cyber protection and detection controls; privacy matters;
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third-party risks; cyber trends and events; and other topics. The Committee receives regular reports from management on these issues and consults with the Risk & Finance Committee regarding cybersecurity issues.
The Risk & Finance Committee is responsible for the oversight of cyber underwriting risk, business continuity and the resilience of IT operations and physical infrastructure.
For further information on our cybersecurity and information security practices and principles, see “Item 1C. Cybersecurity and Risk
Governance” in our 2025 Form 10-K.
Related Party Transactions

Related Party Transactions Guidelines
The Board of Directors has adopted Related Party Transactions Guidelines. For the purposes of our Related Party Transactions Guidelines, a related party is any person who is:
•
a director, director nominee or executive officer of the Company;

•
a beneficial owner of more than 5% of the Company’s outstanding Common Shares at the time the transaction occurred or existed; and

•
any immediate family member of any of the foregoing.

Our Related Party Transactions Guidelines are administered by our Board’s Nominating & Governance Committee. The guidelines require prior review and approval of transactions in which (a) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year, (b) the Company was, is or will be a participant and (c) any related party had, has or will have a direct or indirect material interest. Related party transactions subject to the guidelines must be approved by the Nominating & Governance Committee, although the Board or the Nominating & Governance Committee may determine from time to time that the authority to review and approve certain related party transactions should instead reside with the full Board.
The Company recognizes that there are types of transactions involving a related party that are appropriate and may be in, or may not be inconsistent with, the interests of the Company and its shareholders. Accordingly, our Related Party Transactions Guidelines deem as pre-approved:
•
Transactions involving our sale of insurance or reinsurance in the ordinary course of business on terms that are generally available to similarly situated parties that are not related to us, and payments or settlements of claims on such policies in the ordinary course of business on commercially reasonable terms;

•
Compensation of executive officers or directors that is reported in the compensation tables or other disclosures in our proxy statement;

•
Compensation of a type that would be reported if the related party were named in the proxy statement, provided the Compensation Committee has approved such compensation;

•
Payment or reimbursement of a director’s or employee’s expenses incurred in performing such person’s Company-related responsibilities;

•
Any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party;

•
Contributions to the Company’s political action committee by a related party;

•
Payments passed through a related party or affiliate of a related party but not from or for such related party or affiliate’s account; and

•
Transactions in which the related party’s interest arises only from (i) (1) such person’s position as a director of an entity, (2) the direct or indirect ownership by such person and all immediate family members of such person, in the aggregate, of less than a 10% equity interest in an entity (other than a partnership) or (3) both such position and ownership; or (ii) such person’s position as a limited partner in a partnership in which the person and all immediate family members of such person have an equity interest of less than 10%.

There is a financial limit condition to the determination of pre-approval status for the transactions or payments listed in the first bullet above. If transactions involve payments to an entity for which a director is an employee or general partner or a director’s immediate family member is an executive officer or general partner totaling the greater of  $1 million or 2% of that entity’s annual consolidated gross revenue, then they will not be considered pre-approved and will be subject to the review procedures of the guidelines.
With respect to not-for-profit organizations, our Related Party Transactions Guidelines require the Nominating & Governance Committee to review and approve or, if not subject to pre-approval under the guidelines, ratify and determine that no conflict of interest exists regarding, financial contributions greater than $50,000 in the aggregate per fiscal year by the Company (or its charitable foundations) to not-for-profit organizations for which a director, nominee, executive officer or an immediate family member of any of the foregoing serves as a director, trustee or senior officer.
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How Do We Monitor Related Party Transactions?
We have established procedures to monitor related party transactions so that we can submit them to the Nominating & Governance Committee or the Board of Directors under our Related Party Transactions Guidelines. We have compiled a list of relevant persons and entities, which we update on a regular basis, and search various databases to identify payments to or from these persons or entities. Our directors, nominees for director and executive officers are also periodically required to report related party transactions of which they are aware to the Chief Compliance Officer, including transactions in which an immediate family member or entity associated with such family member has an interest. We also circulate directors’ and officers’ questionnaires that inquire about, among other things, related parties and related party transactions.
Our Code of Conduct addresses procedures to follow with respect to matters that raise potential conflicts, including a requirement that our employees, officers and directors report potential conflicts as part of their annual Code of Conduct affirmation statement. In addition, we poll directors and key officers on a regular basis to determine whether they are aware of any transactions that may be subject to our Related Party Transactions Guidelines.
Related Party Transactions in 2025
From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, with whom we conduct business in the ordinary course on an arm’s-length basis, become beneficial owners (including through aggregation of holdings of their affiliates and/or on behalf of other beneficial owners for whom they act as investment advisor or investment manager) of 5% or more of our Common Shares and, as a result, are considered a related party under our Related Party Transactions Guidelines.
We engaged in the transactions described below with shareholders who owned more than 5% of our Common Shares during 2025 and with other related parties, and we may transact such business during 2026. Some transactions we engage in include related parties or entities that have purchased from us, or sold to us, insurance or reinsurance. We believe the terms of these transactions were no more favorable to either them or us than the terms made available to unrelated counterparties. As such, they or we may receive or make payments associated with such transactions in the ordinary course of business.
BlackRock, Inc. entities provide investment management services to some of our subsidiaries and our qualified and nonqualified benefit plans. In 2025, we paid BlackRock approximately $21 million for these services. BlackRock managed approximately 18% of our investment assets as of the end of 2025, and, additionally, approximately $777 million of investment assets for our legacy United Kingdom defined benefit and defined contribution programs.
BlackRock affiliates also provide investment management services for certain assets within one of our United Kingdom pension plans, and receive fees to the extent participants in the plan choose to invest in BlackRock funds (which are offered among other investment options through the plan). The fees are borne by the participants in the plan.
In 2015, our subsidiary Chubb Tempest Reinsurance Ltd. (CTR) and an affiliate of BlackRock partially funded ABR Reinsurance Capital Holdings, Inc. (ABR), a Bermuda reinsurance holding company. Both CTR and the BlackRock affiliate invested in common shares of ABR in a private placement. In addition, Chubb and BlackRock established contractual relationships with ABR (Chubb in connection with reinsurance and reinsurance operations, and BlackRock in connection with asset management), and entered into a fee-sharing arrangement with each other to equally share certain fees payable by ABR pursuant to these contracts. We received a payment from BlackRock of approximately $10.9 million pursuant to the fee-sharing arrangement in 2025.
Aquiline Capital Partners LLC manages private investment funds in which Company affiliates invest (Aquiline Funds), and its chairman is the brother of our Chairman and CEO. In 2025, we invested approximately $29.7 million and received approximately $31.4 million in distributions from the Aquiline Funds. Our total aggregate commitments since inception under the Aquiline Funds, inclusive of amounts that have not been invested, is approximately $540 million.
Other transactions. A Company subsidiary employs a brother of John Lupica (a named executive officer of the Company) as President of its wholesale and specialty division in North America. Mr. Lupica’s brother was hired in 2000 and was not hired by, and did not report directly to, Mr. Lupica. He received salary and variable compensation valued in the aggregate of approximately $2,400,000 for 2025. In addition, a Company subsidiary employs Mr. Lupica’s daughter-in-law as an assistant vice president and underwriter in North America. She was not hired by, and did not report directly to, Mr. Lupica; for 2025, she received salary and variable compensation of approximately $258,000. Lastly, a Company subsidiary employs the daughter of John Keogh (a named executive officer of the Company) as an underwriter in North America. She was not hired by and does not report directly to Mr. Keogh; for 2025, she received salary and variable compensation of approximately $158,000. The compensation of each of these employees was established by the Company in accordance with its compensation practices applicable to employees with equivalent qualifications and responsibilities.
64 | 2026 Proxy Statement

Corporate Governance – Delinquent Section 16(a) Reports
Delinquent Section 16(a) Reports

Certain officers and the directors of the Company are subject to the reporting requirements of Section 16 of the Exchange Act. We believe that all our directors and Section 16 reporting officers complied on a timely basis with filing requirements arising during 2025 under Section 16(a) of the Exchange Act, except that Juan Luis Ortega, an executive officer of the Company, filed an amended Form 4 on January 8, 2026 reporting an additional sale of Common Shares that was inadvertently omitted from a Form 4 filed on December 4, 2025.
2026 Proxy Statement | 65

Director Compensation

Board of Directors Compensation

Board members, with the exception of the Chairman and CEO, are not employees of the Company and receive fixed compensation for their role as directors, committee members and committee chairs. Board member compensation is not tied to the achievement of specific corporate results or performance targets. Instead, the amounts paid are based on the market for board membership of our competitors and other insurance and similarly-sized companies.
The Board does not have absolute discretion with respect to its own compensation. Each year shareholders are asked to approve maximum aggregate Board compensation and our Board explains its intended use. See Agenda Item 11.1 for more information.
Elements of Director Compensation
Pay Component	2025 Compensation
Standard Compensation Per year of service from May annual general meeting to the next May annual general meeting	$375,000 — $225,000 in restricted stock awards based on the fair market value of the Company’s Common Shares at the date of award — $150,000 in cash, paid in quarterly installments
Committee Chair Fees	Audit Committee $40,000 Compensation Committee $30,000 Nominating & Governance Committee $25,000 Risk & Finance Committee $35,000 Paid in quarterly installments
Lead Director Annual Fee	$100,000 Paid in quarterly installments
Directors may elect to receive all of their compensation in the form of restricted stock awards granted on an annual basis.
Restricted stock is awarded at beginning of the plan year (the date of the Annual General Meeting) and becomes non-forfeitable at end of the plan year, provided that the grantee has remained a Chubb director continuously during that plan year.
In addition, we have a matching contribution program for directors pursuant to which we will match director charitable contributions to eligible registered charities up to a maximum of  $40,000 per year.
The Compensation Committee has retained Farient Advisors LLC to consult on director compensation matters, including our Outside Directors Compensation Parameters.
In February 2025, the Compensation Committee conducted its annual director compensation review and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the 2025 annual general meeting. The changes were based on, among other things, a comparison of our director compensation structure to our competitors and other insurance and similarly-sized companies. As a result, the cash retainer was increased from $135,000 to $150,000; the equity retainer was increased from $190,000 to $225,000; and the Compensation Committee Chair cash retainer was increased from $25,000 to $30,000. The Board also determined to eliminate per meeting fees for special Board or committee meetings. No other changes were made with respect to any other element of director compensation.
In February 2026, the Compensation Committee recommended to the Board, and the Board approved, no changes to our Outside Directors Compensation Parameters.
66 | 2026 Proxy Statement

Director Compensation – 2025 Director Compensation
Director Stock Ownership Requirements

Our Corporate Governance Guidelines specify director equity ownership requirements to further align their interests with our shareholders. Chubb awards outside directors restricted stock awards as part of their standard compensation. In February 2025, the Board determined to increase the minimum equity ownership amount from $700,000 to five times the annual cash retainer, resulting in a current minimum of  $750,000.
Each director has until the fifth anniversary of his or her initial election to the Board of Directors to achieve this minimum. Deferred restricted stock units (which we no longer grant to directors) and restricted stock, whether or not vested, are counted toward achieving this minimum. All of our Directors who have served for at least five years satisfy Chubb’s director equity ownership requirements.
Once a director has achieved the minimum equity ownership, this requirement remains satisfied going forward as long as he or she retains the number of shares valued at the minimum equity ownership amount based on the NYSE closing price for the Company’s Common Shares as of the date such minimum threshold is initially met (subject to any future adjustment to the annual cash retainer).
Any vested shares held by a director in excess of the minimum share equivalent may be sold at the director’s discretion after consultation with our General Counsel and in accordance with the requirements of our Global Restrictions on Insider Trading and Trading Chubb Securities Policy. Directors are not permitted to pledge or hedge Common Shares.
2025 Director Compensation

The following table sets forth information concerning 2025 director compensation.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Michael G. Atieh	$146,250	$225,171	$40,000	$411,421
Nancy K. Buese(3)	—	$374,992	$40,000	$414,992
Sheila P. Burke	$146,250	$225,171	$10,000	$381,421
Nelson J. Chai	$146,250	$225,171	$40,000	$411,421
Michael P. Connors	$246,250	$225,171	—	$471,421
Michael L. Corbat	$146,250	$225,171	$40,850	$412,271
Fred Hu	$112,500	$225,171	$13,349	$351,020
Robert J. Hugin(4)	—	$374,992	$40,000	$414,992
Robert W. Scully(5)	—	$415,003	$40,000	$455,003
Theodore E. Shasta	$146,250	$225,171	$40,000	$411,421
David H. Sidwell	$165,000	$225,171	$40,000	$430,171
Olivier Steimer	$181,250	$225,171	$40,000	$446,421
Frances F. Townsend	$175,000	$225,171	$29,500	$429,671

(1)
This column reflects restricted stock awards granted on the date of the 2025 annual general meeting, which vest on the date of the 2026 annual general meeting. The grant date fair value of the restricted stock awards for 2025 are based on the Common Share value of  $292.05 and amount to $225,171 for each director, computed in accordance with FASB ASC Topic 718. Such amount does not include Common Shares received in lieu of cash for annual retainer or committee fees earned, which are described in footnotes three, four and five to this table.

(2)
All other compensation includes matching contributions made under our matching contribution program for directors (pursuant to which we match director charitable contributions to eligible non-profit organizations up to a maximum amount, which was $40,000 in 2025) and personal jet travel.

(3)
Included in Ms. Buese’s stock awards is an annual retainer fee of  $150,000 for which she received 513 restricted stock awards, rather than cash, at the election of the director.

(4)
Included in Mr. Hugin’s stock awards is an annual retainer fee of  $150,000 for which he received 513 restricted stock awards, rather than cash, at the election of the director.

(5)
Included in Mr. Scully’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of  $150,000 for which he received 513 restricted stock awards and a committee chair fee of  $40,000 for which he received 137 restricted stock awards.

2026 Proxy Statement | 67

Information About Our Share Ownership

Share Ownership by Our Directors, Nominees and SEC Executive Officers

The following table sets forth, as of March 19, 2026, the beneficial ownership of Common Shares by each of our NEOs, directors and director nominees, and by all directors, director nominees and SEC executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director, director nominee and NEO, and for all our directors, director nominees and SEC executive officers as a group, constitute less than 1% of our outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options(1)	Restricted Common Shares(2)
Evan G. Greenberg(3)(4)(9)	803,816	508,851	159,916
Peter C. Enns(9)	12,984	27,153	15,164
John W. Keogh(3)(9)	168,435	161,238	56,031
John J. Lupica(3)(9)(14)	104,709	115,717	28,002
Juan Luis Ortega(9)(10)	19,008	60,850	8,094
Michael G. Atieh(5)(6)	16,693	—	771
Nancy K. Buese	1,648	—	1,284
Sheila P. Burke(11)(12)	8,009	—	771
Nelson J. Chai	538	—	771
Michael P. Connors	17,044	—	771
Michael L. Corbat	1,679	—	771
Fred Hu	—	—	771
Robert J. Hugin(7)	19,542	—	1,284
Robert W. Scully(8)	45,276	—	1,421
Theodore E. Shasta	14,810	—	771
David H. Sidwell	13,986	—	771
Olivier Steimer(6)	20,741	—	771
Frances F. Townsend(13)	4,408	—	771
All our directors, nominees and executive officers as a group (23 individuals)	1,424,804	1,050,479	318,601

(1)
Represents Common Shares that the individual has the right to acquire within 60 days of March 19, 2026 through option exercises. For Mr. Greenberg, amount includes options that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest.

(2)
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

(3)
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 41,700 shares, 19,586 shares, and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors, nominees and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 188,017 Common Shares is shared with other persons.

(4)
Mr. Greenberg has pledged 55,000 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 535,349 additional pledged Common Shares that are owned by entities in which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

(5)
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as director compensation and associated dividend reinvestment accruals. The number of such Common Shares included in the above table for Mr. Atieh is 16,693 shares.

(6)
Not included in these amounts are Common Shares that will be issued to the director no earlier than 6 months following his separation from the Board. Such Common Shares relate to deferred restricted stock units granted as director compensation and associated dividend reinvestment accruals. The number of such Common Shares not included in the above table for each director is as follows: Mr. Atieh (22,524) and Mr. Steimer (3,956).

(7)
Includes 335 shares held by Mr. Hugin’s sons, for which Mr. Hugin disclaims beneficial ownership.

(8)
Includes 23,765 shares held by a family foundation. Mr. Scully has no pecuniary interest in these shares.

(9)
Not included in these amounts are (i) Restricted Common Shares representing a premium performance share award with respect to the performance share awards granted in 2023, 2024, 2025 and 2026; and (ii) target and premium performance stock unit awards (PSUs) granted in 2024, 2025 and 2026. Such Restricted Common Shares and PSUs will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such Restricted Common Shares will not be entitled to vote until vested. Dividends and dividend equivalents will be accumulated and distributed only when, and to the extent, that the awards have vested. The number of such Restricted Common Shares and PSUs not included in the above table for each NEO is as follows: Mr. Greenberg (381,306), Mr. Enns (79,356), Mr. Keogh (190,871), Mr. Lupica (112,310) and Mr. Ortega (53,203).

68 | 2026 Proxy Statement

Information About Our Share Ownership – Shareholders of More Than 5% of Our Shares
(10)
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2024. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs for Mr. Ortega is 920.

(11)
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out 3 months after separation from service, unless further deferred. The number of such Common Shares for Ms. Burke is 11,685.

(12)
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares for Ms. Burke is 28,837.

(13)
Includes 353 shares held by Ms. Townsend’s husband.

(14)
Includes shares beneficially owned by Mr. Lupica, an NEO. Mr. Lupica retired from the Company and is no longer an executive officer.

Shareholders of More Than 5% of Our Shares

The following sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2025.
The information provided relating to the number of shares beneficially owned reflects the most recently filed Schedule 13G/A for each of the listed persons, which may refer to periods prior to the most recent fiscal year-end. The percent of class listed is based on the number of our Common Shares outstanding as of December 31, 2025.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	38,930,986	9.95%
Berkshire Hathaway Inc. /Warren E. Buffet/National Indemnity Company(2) 3555 Farnam Street Omaha, Nebraska 68131	31,332,895	8.01%
BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	29,507,346	7.54%

(1)
Based on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Vanguard Group, together with certain of its wholly-owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 38,930,986 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 518,790 shares, sole dispositive power over 37,200,032 shares, and shared dispositive power over 1,730,954 shares.

(2)
Based on a Schedule 13G/A filed by Berkshire Hathaway Inc., Warren E. Buffet and National Indemnity Company on November 14, 2025. Such Schedule 13G/A indicates that Berkshire Hathaway, Mr. Buffet and National Indemnity Company had shared voting and dispositive power over all 31,332,895 shares beneficially owned.

(3)
Based on a Schedule 13G/A filed by BlackRock, Inc. on February 6, 2024. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 29,507,346 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 26,434,921 shares and sole dispositive power over 29,507,346 shares.

2026 Proxy Statement | 69

Executive Compensation
Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this proxy statement with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement for the 2026 Annual General Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
This report has been approved by all members of the Compensation Committee.
Frances F. Townsend, Chair	Michael P. Connors	Michael L. Corbat	David H. Sidwell
Compensation Discussion & Analysis

The following Compensation Discussion & Analysis describes the 2025 compensation program for our named executive officers (NEOs). Our NEOs are determined based on applicable SEC rules. For 2025, our NEOs were:
Evan G. Greenberg	Peter C. Enns	John W. Keogh	John J. Lupica	Juan Luis Ortega
Chairman and Chief Executive Officer	Chief Financial Officer	President and Chief Operating Officer; Chairman, North America Insurance	Former Vice Chairman and Executive Chairman, North America Insurance	President, North America Insurance
70 | 2026 Proxy Statement

Executive Compensation – Executive Summary
Executive Summary

This Compensation Discussion & Analysis includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). These non-GAAP financial measures include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures”. Company 2025 financial comparisons are to 2024 unless otherwise specifically stated.
How Our Compensation Program Works
What We Reward
• Superior operating and financial performance, as measured against prior year, Board-approved plan and peers	• Achievement of strategic goals	• Superior underwriting and risk management in all our business activities
How We Link Pay to Performance

•
The core link is performance measured across 5 key metrics, evaluated comprehensively within the context of our operating environment

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

• Total shareholder return (TSR) modifier • Consideration of operational and strategic achievements, including leadership and execution of key non-financial objectives
How We Paid Our Named Executive Officers (NEOs)

The Compensation Committee assessed financial, strategic and operational performance, and took into account the Company’s 2025 financial results, which reflected the best full-year financial performance in the Company’s history, including record operating results and underwriting performance. The Committee considered results on an absolute basis and relative to peers, which demonstrated the Company’s consistent growth and strong financial and operating results over the short-, medium- and long-term. These results underscored the Company’s discipline, financial strength and delivery of value to shareholders.
CEO TOTAL PAY	OTHER NEO TOTAL PAY
$34.0 million, up 13.5% vs. 2024	Down 6.3% on average vs. 2024; up 10.9% on average when excluding the compensation of John J. Lupica, who retired from his executive positions effective December 31, 2025
Further details on the compensation decisions for the CEO and other NEOs for 2025 performance are described in “2025 NEO Total Direct Compensation and Performance Summary” beginning on page 85.
Compensation Profile
Approximately 95% of the total direct compensation of our CEO and 88% of the total direct compensation of our other NEOs is variable or “at-risk.” The total direct compensation components for the 2025 performance year for our CEO and other NEOs are summarized in the charts below. Further detail is provided in “2025 NEO Total Direct Compensation and Performance Summary” beginning on page 85.
When determining the final mix of pay for the CEO and other NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and towards long-term rather than short-term awards, in order to better link pay and performance and to align executive awards with the creation of long-term shareholder value. In line with this approach, long-term equity compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
Performance-based equity awards (granted in the form of performance stock units (PSUs) and performance shares (PSAs)) cliff-vest after the end of a three-year period if certain performance criteria are satisfied. These awards comprise 100% of the annual long-term equity award for each of our NEOs. See “How We Determine Total Direct Compensation Pay Mix  —  Equity Compensation” beginning on page 83 for details on our equity award criteria and vesting conditions.
2026 Proxy Statement | 71

Executive Compensation – Executive Summary
CEO Total Direct Compensation	Other NEOs Total Direct Compensation

Our CEO Compensation Process
Each year, the Compensation Committee conducts a comprehensive process to set a level of CEO compensation that is tied to the achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2025:
1. Set CEO Compensation Range
Determine total compensation parameters under various performance scenarios.
2. Set CEO Goals
In the first quarter of 2025, the Compensation Committee approved financial, operational and strategic goals.
Financial, Operational & Strategic Scorecard			Shareholder Value
Financial Results (75%) • Core operating income • Core operating return on equity • Core operating return on tangible equity • P&C combined ratio • Tangible book value per share growth	+
Operational & Strategic Goals (25%)
•
Execution of growth initiatives

•
Underwriting portfolio management actions

•
Digital technology and data analytics capabilities

•
Acquisition integration

•
Business transformation

•
Climate change and sustainability initiatives as an insurer and corporate citizen

•
Talent management, development and succession

•
Culture

		+/-	Total Shareholder Return Modifier • 1-year TSR performance • 3-year TSR performance
3. Evaluate Performance vs. Goals
In the first quarter of 2026, the Compensation Committee reviewed the Company’s 2025 results on an absolute basis against prior year and plan and relative to the Financial Performance Peer Group, as well as underlying core performance including and excluding catastrophe losses. The Committee also assessed performance against non-financial operating and strategic goals.
For 2025 compensation decisions, the Compensation Committee considered the Company’s excellent financial results on an absolute basis and performance relative to the Financial Performance Peer Group. The Committee also recognized significant accomplishments and execution against operational and strategic goals. The Company’s financial performance and operational and strategic achievements considered by the Compensation Committee are described in detail in “2025 Financial, Strategic and Operational Highlights: Why You Should Vote ‘For’ Say-on-Pay” on page 73 and “Key Metrics Against Prior Year, Plan and Peers” on page 75.
4. Set Final CEO Compensation
Based on the Company’s absolute and relative performance, operational and strategic accomplishments, and long-term strategy execution, the Compensation Committee set a final 2025 CEO compensation value including base salary, annual cash bonus and long-term equity awards.
72 | 2026 Proxy Statement

Executive Compensation – Executive Summary
How We Use Peer Groups
We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Compensation Committee reviews and assesses both peer groups at least annually.
2025 Financial Performance Peer Group	2025 CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
Liberty Mutual Holding Company Inc.*

•
The Travelers Companies, Inc.

•
Zurich Insurance Group**

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.

*
For all metrics other than TSR. Liberty Mutual Holding Company Inc. is a mutual company and has no TSR measure.

**
For TSR only. Due to Zurich Insurance Group’s adoption of IFRS 17 accounting in 2023, replacing U.S. GAAP, Zurich Insurance Group’s financial performance is no longer comparable and inclusion would distort the relative performance evaluation on metrics other than TSR. The Company and each other peer in the Financial Performance Peer Group reports in accordance with U.S. GAAP.

2025 Financial, Strategic and Operational Highlights: Why You Should Vote “For” Say-on-Pay
We highlight the following factors in support of our Board’s recommendations that you vote “FOR” our Swiss and SEC say-on-pay proposals:
Record operating results on both an absolute and per share basis, demonstrating the Company’s breadth of capability, earnings diversification and growth globally

•
Record Chubb net income and Chubb net income per share of  $10.31 billion and $25.68, up 11.2% and 13.1%.

•
Record core operating income and core operating income per share of  $9.95 billion and $24.79, up 8.9% and 10.8%.

•
Over the past three and five years, core operating income has grown 54.8% and 200.6%.

•
Results reflect record earnings from each of our three primary sources of income (P&C underwriting income, investment income and life segment income).

World-class, industry-leading P&C underwriting performance and a rapidly growing life insurance business

•
P&C underwriting income was a record $6.53 billion, up 11.6%, with a record low P&C combined ratio of 85.7%, compared to 86.6% for 2024. Our record underwriting results and earnings were achieved despite full-year catastrophe losses that were modestly higher than prior year, substantially driven by the California wildfires in the first quarter of 2025.

•
P&C current accident year underwriting income excluding catastrophe losses was a record $8.32 billion, up 12.7%, with a record low combined ratio of 81.9%, compared to 83.1% for 2024.

•
Consolidated net premiums written of  $54.84 billion, up 6.6%.

•
Life Insurance segment income was a record $1.24 billion, up 16.7% in constant dollars.

Record investment performance and a growing invested asset

•
Record pre-tax net investment income and adjusted net investment income of  $6.47 billion and $6.95 billion, each up 9.0%, with strong returns in both our public fixed income and private portfolios.

•
Large and growing invested asset of  $168.72 billion as of December 31, 2025, a 12.0% increase from year-end 2024, exhibiting the Company’s earnings power, cash flow and ability to continue to grow book value and diversify earnings.

2026 Proxy Statement | 73

Executive Compensation – Executive Summary
Strong shareholder returns and value creation

•
Book and tangible book value per share, our most important measures of wealth creation, increased 18.0% and 25.7%, respectively, for the year. Each were the highest year-end amounts in the Company’s history.

•
Return on equity (ROE) was 15.0%, core operating ROE was 13.7% and core operating return on tangible equity (ROTE) was 20.5%.

•
1-year and 3-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 14.5% and 13.9%; cumulative three-year TSR was 47.7%.

•
$4.91 billion returned to shareholders through dividends and share repurchases, a 41.1% increase from 2024, while continuing to invest in our business for the future.

Successfully executed on significant strategic and operational goals and initiatives, including:
Execution of business strategy

•
Top and bottom-line results demonstrated the Company’s breadth and consistency of contributions from our businesses around the world.

•
Mitigated impact of losses from California wildfires and other catastrophe events through diversification and conservative balance sheet management.

•
Continued focus on underwriting discipline, and catastrophe and casualty inflation management, as well as refining underwriting and product for optimal return relative to risk exposure while maintaining excellence in customer and partner service.

•
Reimagined and executed investment strategies, including expanded focus on alternative investments, in a changing interest rate and investment environment; achieved record investment income.

Advanced long-term growth initiatives

•
Acquired the P&C insurance businesses of Liberty Mutual in Thailand and Vietnam, expanding our presence in the Asia-Pacific region.

•
Executed growth strategies for lines of business and geographies of focus, including US lower middle market, middle market and small commercial businesses and international personal lines.

•
Upgraded leadership, underwriting, claims and marketing capabilities to support disciplined growth and capitalize on business opportunities globally.

•
Continued momentum in international life as business becomes a meaningful contributor to revenue and earnings, particularly as a result of successful integration of acquired Cigna businesses in the Asia-Pacific region and our controlling ownership interest of Huatai Group.

Enhancement of digital, data and analytics capabilities

•
Significantly advanced intensive technology, analytics and artificial intelligence digital transformation efforts.

Supporting climate resilience

•
Demonstrated leadership in advancing climate resilience; the Chubb Charitable Foundation executed the Blue Boundaries initiative, an ambitious, multi-year partnership with the National Geographic Society to advance science, exploration, and conservation to protect some of the planet’s most vital ecosystems.

Culture and talent management, development and succession

•
Continued to foster a strong culture that underlies the Company’s success.

•
Successfully executed orderly succession management for key leadership roles through both internal and external hiring, with continuing focus on mentorship, talent and leadership development, and strengthening pipeline.

74 | 2026 Proxy Statement

Executive Compensation – Executive Summary
Key Metrics Against Prior Year, Plan and Peers
The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR.
Overall 2025 financial results were excellent and reflect the best full-year financial performance in the Company’s history. Results demonstrated the Company’s breadth of capability, earnings diversification (for which its three primary sources of income each generated record results) and successful execution of its growth strategy while maintaining superior, industry-leading P&C underwriting performance. On an absolute basis, the Company exceeded prior year performance on three of the five metrics, and performance beat plan on all five key metrics. The Company also delivered strong 1-year and 3-year TSR results.
2025 performance further reflected the Company’s consistent growth and outstanding results over the short-, medium- and long-term, underscoring the Company’s discipline, financial strength and delivery of value to shareholders. While absolute performance was exceptional, our percentile ranks against peers on our key metrics were in some cases below median. Further information on each of the metrics and factors considered by the Compensation Committee are below.
Core operating income
Core operating income was a record for 2025, exceeding both prior year and plan. Core operating income growth was at the 6th percentile of the Financial Performance Peer Group. Contributing to our relative rank were significant improvements by two of our peers in operating income growth compared to prior year, each by 90% or more, with results reflecting recovery from substantial underperformance in prior years.
Additionally, as both a significantly larger and more diversified company, the Company’s operational results are typically less volatile than peers that may experience higher growth or loss year-over-year due to their smaller scale and lesser breadth. In evaluating this metric, the Compensation Committee further considered the Company’s stable, consistent core operating income growth against more volatile peer performance over the past five years. Chubb’s core operating income growth over the prior year, three-year and five-year periods was 8.9%, 54.8% and 200.6%, respectively.

P&C combined ratio
P&C combined ratio was a record low for 2025, evidencing world-class underwriting performance despite full-year catastrophe losses that were modestly higher than prior year. Absolute performance beat both plan and prior year, and relative performance was at the 97th percentile of the Financial Performance Peer Group.

Core operating return on equity (ROE)
Core operating ROE exceeded plan and was 0.1 percentage point below prior year. Relative performance was at the 30th percentile of the Financial Performance Peer Group. Our relative performance rank was impacted by the Company’s strategic decision to maintain higher levels of capital relative to peers for both future risk and opportunity, as well as the Company being more acquisitive than peers and pursuing transactions we believe are in the best interests of the Company and shareholders over the long-term, resulting in a larger portion of equity comprising goodwill and other intangible assets.

Core operating return on tangible equity (ROTE)
Core operating ROTE exceeded plan and was 1.0 percentage point below prior year. Relative performance was at the 46th percentile of the Financial Performance Peer Group, which was impacted by the Company maintaining higher levels of capital relative to peers for both future risk and opportunity.

Tangible book value per share growth
Tangible book value per share growth performance substantially exceeded both prior year growth (by 11.6 percentage points) and plan. Relative performance was at the 51st percentile of the Financial Performance Peer Group on a reported basis, and at the 63rd percentile on an adjusted basis excluding from Chubb and peers any accretion or dilution to tangible book value resulting from extraordinary transactions such as acquisitions, dispositions, extraordinary investments and extraordinary share purchases.

Total shareholder return
Our 1-year and 3-year annualized TSR were at the 32nd (4.4 percentage points from median) and 24th (3.5 percentage points from median) percentiles, respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 47.7%.

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Executive Compensation – Compensation Program Overview
2025 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2025 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis against prior year and plan and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.

When deciding 2025 variable pay for the CEO and other NEOs, comprising both cash bonuses and long-term equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove the Company’s outstanding overall performance described in “Financial, Operational and Strategic Highlights: Why You Should Vote ‘For’ Say-on-Pay” on page 73 and “Key Metrics Against Prior Year, Plan and Peers” on page 75. Compensation decisions for 2025 reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts.

As a result, the Compensation Committee determined to increase the CEO’s variable compensation for 2025. The CEO’s annual cash bonus was set at $11.0 million. The long-term equity award was set at $21.4 million. The Committee also reinforced the alignment of the CEO’s and other NEOs’ compensation with long-term Company performance, as 100% of each of the CEO and other NEO’s annual equity award is subject to performance-based vesting. The Committee believes that requiring the entirety of the CEO’s and other NEOs’ equity awards to vest, if at all, depending on Company performance more closely aligns pay with long-term Company financial performance and the creation of shareholder value. The Committee further determined to keep the base salary of the CEO and each other NEO unchanged for 2026. Further details on the compensation decisions for the CEO as well as the other NEOs are described in “2025 NEO Total Direct Compensation and Performance Summary” beginning on page 85.

Compensation Program Overview

Our Compensation Philosophy
We structure our compensation programs to fairly compensate our management and to enhance shareholder value. Our compensation practices balance long-term and short-term awards. We seek to closely link pay to Company performance. We believe this encourages business decision-making aligned with the long-term interests of the Company and our shareholders, without encouraging or rewarding excessive risk. We also vary and adjust our compensation structure and components to support the human resource requirements of our business in all the markets, globally, in which we operate.
Our goal is to attract and retain highly qualified executives who are talented, experienced, disciplined, motivated and of the highest integrity. We compete for talent with property and casualty insurers, specialty insurers, life insurers, and financial services companies worldwide. Given the complexity and global nature of our business, as well as the enhanced responsibilities for our executives resulting from the size and scale of our business, our compensation practices must enable us to attract and retain the highest caliber executives with specific capabilities such as knowledge of international insurance markets and the ability to effectively manage teams and organizations in multiple geographies around the world. We strive to develop and administer compensation practices that enable us to retain and motivate top talent in the markets in which we operate while, at the same time, administering integrated compensation practices for our employees globally.
Given our excellent business performance and industry reputation, we are a potential source of talent for competing companies. This has made retention of our executives and other employees even more challenging and continues to be a critical priority.
Components of Total Direct Compensation
Each NEO has a total direct compensation opportunity that we deliver through three components: base salary, annual cash bonus and long-term equity awards. For detail on each component see “How We Determine Total Direct Compensation Pay Mix”. We use variable compensation in combination with base salary to provide an overall compensation opportunity that is closely tied to performance. Following the end of each fiscal year, the Compensation Committee determines the total direct compensation and the mix of compensation that is appropriate to award based on fiscal year performance against plan and on a relative basis, and in consideration of competitive pay levels.
What We Reward: Company and Individual Performance Criteria
Our compensation practices are designed to reward both Company and individual performance, based on the following:
Company Performance Criteria
Company performance is measured in absolute terms versus the financial plan as approved by the Board and prior year results, and in relative terms in comparison with the performance of companies in our Financial Performance Peer Group, across the following key metrics: core operating income; core operating return on equity; core operating return on tangible equity; P&C combined ratio; and tangible book value per share growth. Consideration is also given to 1-year and 3-year TSR performance.
Individual Performance Criteria
Considerations relating to individual performance include: personal contribution to both short-term and long-term business results; successful execution of key strategic and operational objectives; demonstrated leadership capability; demonstrated application of relevant technical expertise; and ethical conduct, regulatory compliance and mitigation of unnecessary risk.
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Executive Compensation – Compensation Governance Practices and Policies
Say-on-Pay Voting
In accordance with U.S. and Swiss laws, our shareholders will have multiple votes on executive compensation at the Annual General Meeting. One vote is the say-on-pay vote under U.S. SEC rules in Agenda Item 12. The other votes (Agenda Items 11.2 and 11.3) are say-on-pay votes under Swiss law. These are described in the respective agenda items.
Although the U.S. SEC say-on-pay advisory vote is non-binding, the Compensation Committee will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. At our 2025 annual general meeting, 95.3% of the shareholders who voted on the U.S. SEC say-on-pay proposal approved the compensation of our NEOs. Similar to past years, as part of our regular shareholder outreach process, we actively engaged with our shareholders after the 2025 annual general meeting to assist our shareholders in understanding Chubb and to discuss and solicit feedback on the Company’s corporate governance, climate strategy, executive compensation and other matters. The Compensation Committee takes into account our shareholders’ input in its consideration of compensation and disclosure matters. For additional information, see “Corporate
Governance  —  Shareholder Outreach”.
Compensation Governance Practices and Policies

Stock Ownership Guidelines for Officers
We annually review our stock ownership guidelines for officers. The stock ownership guidelines are set as a multiple of annual base salary as follows:
•
CEO: 7X annual base salary

•
All NEOs and Chubb Group Executive Committee members (other than the CEO): 4X annual base salary

•
Other senior leaders and employees meeting specified career level and minimum salary requirements: 3X or 2X annual base salary (depending on level)

Ownership guidelines for all NEOs and certain other executives are mandatory. Vested and unvested stock and stock units, excluding options and unvested performance shares and performance stock units, count toward the ownership requirement. Stock and stock units are valued at the current market price of Chubb Common Shares. Also, NEOs and certain officers must retain at least 50% of all net shares acquired on the vesting of equity awards or the exercise of stock options until reaching his or her required ownership level.
All of our NEOs and other executive officers are in compliance with our stock ownership guidelines.
Clawback Policies
We maintain compensation clawback policies covering our current and former executive officers.
In accordance with NYSE listing standards, our policy calls for the recovery of erroneously awarded incentive-based compensation (as defined in the policy) received by covered officers in the event of certain financial restatements. The procedural and implementation requirements align with those set forth in the NYSE listing standards. The amount recoverable is the amount of incentive-based compensation received by a covered officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated financial statements.
We also maintain an additional clawback policy, originally adopted in 2018, that provides for the forfeiture or recoupment of all variable compensation awards (cash bonus and equity, vested and unvested, time-based and performance-based) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct:
•
materially related to a financial restatement; or

•
in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.

This policy covers misconduct and compensation for executive officers before they became covered officers under the policy and prior to its adoption.
Global Restrictions on Insider Trading and Trading Chubb Securities Policy
The Company has a Global Restrictions on Insider Trading and Trading Chubb Securities Policy that applies to all executives, directors, and employees, as well as their immediate family and other covered persons. The policy is designed to promote compliance with insider trading laws, rules and regulations, and addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities. For further information see “Corporate Governance — Governance Practices and Policies”.
Hedging Prohibitions
The Company prohibits NEOs (as well as directors and employees) from purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to have the effect of hedging or offsetting) any decrease in the market value of Chubb
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Executive Compensation – Compensation Governance Practices and Policies
securities, including: short selling; short-term speculation, such as day trading; purchases and sales of options involving Chubb securities; and trading in hybrid or derivative securities based on Chubb securities, such as straddles, equity swaps or exchange funds, other than securities issued by Chubb.
Share Pledging
Since 2017, new pledging of any Chubb shares owned by executive officers (including NEOs) or directors is prohibited. This pledging policy is more restrictive than our prior policy, which prohibited executive officers (including NEOs) and directors from pledging shares in excess of their minimum shareholding requirement.
Equity Award Grants: Timing and Pricing
The Compensation Committee grants long-term equity awards annually on a predetermined schedule. The awards are approved on the day of the annual February Board of Directors meeting, with a grant date of the Monday following the meeting. The grant date is approximately three to four weeks following the public disclosure of the Company’s year-end financial results. The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
From time to time, the Compensation Committee may make off-cycle grants to officers to recognize mid-year promotions or other circumstances. Officers who join the Company after February in a given year may be granted equity awards following their start date.
The number of shares to be covered by a performance-based or time-based equity grant is based on the closing price of our Common Shares on the NYSE on the grant date. For option grants, the option exercise price is the closing price of our Common Shares on the grant date. To determine the number of shares for an option award, we use a notional Black-Scholes option value of 25% of the stock price, calculated in each case at the time that we granted the option. Each of our NEO’s annual equity awards granted in 2026 (for 2025 performance) and 2025 (for 2024 performance) comprised solely performance-based equity awards.
Equity Award Vesting  —  Change in Control and Termination of Employment
Each year the Compensation Committee reviews the equity award vesting criteria for Executive Management and NEOs. All grants to members of Executive Management and our NEOs are subject to double-trigger vesting upon a change in control.
Equity awards also vest if a recipient’s termination of employment occurs by reason of death or disability. Continued vesting requires uninterrupted employment with the Company unless the Compensation Committee (by recommendation from the CEO) exercises its discretion and grants continued vesting in unvested equity in connection with an employee’s separation from the Company. Also, upon reaching age 62 and having 10 years of service, employees who retire from the Company in good standing will be granted continued vesting without requiring Compensation Committee approval, except that the Compensation Committee may cancel the Premium Award portion of a PSU or PSA award to a retirement-eligible executive who departs the Company within six months of the grant date without appropriate notice.
One of our NEOs, John J. Lupica, age 60, has retired. In recognition of Mr. Lupica’s 25 years of exceptional service and contributions, the Compensation Committee determined to grant continued equity vesting for the outstanding unvested equity awards held by Mr. Lupica. These awards will continue to vest in accordance with the original award terms subject to compliance with terms and conditions customary for continued vesting in connection with an employee’s separation from the Company, including non-competition and non-solicitation provisions.
Benefits and Perquisites
NEOs automatically participate in Company-sponsored qualified retirement plans. They are also eligible to participate in Company-sponsored nonqualified deferred compensation plans. Under the nonqualified deferred compensation plans, the NEOs may elect to defer annual base salary, annual cash bonus, and stock unit awards, and direct those deferrals to a list of investment options, to the extent permissible under applicable tax laws and the applicable nonqualified deferred compensation plan. Our NEOs do not participate in any Company-sponsored defined benefit plans.
We do not consider perquisites as part of total direct compensation. Policies and practices regarding perquisites are discussed in footnote 3 of the Summary Compensation Table.
Impact of Tax and Accounting Treatments on Compensation
Tax and accounting impacts are considered in the design and structure of our compensation program, such as deductibility, compliance with applicable tax and accounting laws, rules and regulations, and that compensation accounting is accurately presented in our financial statements. For example, tax considerations include compliance with the requirements of Internal Revenue Code (Code) Section 409A and Code Section 457A, which can impose additional taxes on participants in certain arrangements involving deferred compensation, and Code Section 162(m)’s limitation on deductibility of annual compensation in excess of  $1 million paid to “covered employees” (as defined by the Code). Prior to 2018, qualified performance-based compensation was an exception to the limitation on deductibility under Section 162(m). The 2017 U.S. Tax Cuts and Jobs Act repealed the performance-based compensation exception for purposes of the Section 162(m) limitation on deductibility.
As a result, all compensation in excess of  $1 million paid to covered employees, which includes our NEOs, is no longer deductible by the Company even if such compensation is performance-based (except as provided pursuant to a transition rule). Regardless of the
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Executive Compensation – The Relationship of Compensation to Risk
limitation on deductibility under Section 162(m), the Compensation Committee continues to consider and closely link executive compensation to Company performance in the design of our executive compensation program, as deductibility is not the sole factor used in determining appropriate levels or methods of compensation.
The Company accounts for stock-based compensation and its employee stock purchase plan in accordance with U.S. GAAP. For further information, see note 16 to our consolidated financial statements included in our 2025 Form 10-K.
The Relationship of Compensation to Risk

Chubb’s compensation practices take into account risk management and broadly align total compensation with the medium-term and long-term financial results of the Company. The key objectives of our compensation program for executives are to:
(1)
emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance;

(2)
assure that executives do not take imprudent risks to achieve compensation goals; and

(3)
provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.

Sound corporate governance through the institution or prohibition of certain practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, contribute to these key objectives.
Annual Board Committee Review of Executive Compensation Practices
The Chair of the Compensation Committee meets annually with the Risk & Finance Committee to conduct a risk assessment of our executive compensation practices and discuss how specific business risks of concern to the Risk & Finance Committee are taken into account and mitigated as part of the compensation risk analysis and our compensation structure. Chubb’s management, including leaders in Legal and Human Resources, provide a risk assessment of our compensation program to the Compensation Committee for its review. Additionally, the Compensation Committee considers the following factors to be important in discouraging excessive risk taking:
•
The Chubb Code of Conduct is at the heart of our corporate culture to drive every business decision our executives and employees make. The Board considers Chubb’s values-oriented culture to be a key factor in mitigating risky behavior.

•
Executive stock ownership requirements require our NEOs and other senior executives to hold substantial amounts of equity. We believe that stock ownership encourages appropriate decision-making that aligns with the long-term interests of our shareholders. See “Compensation Governance Practices and Policies  —  Stock Ownership Guidelines for Officers”.

•
Clawback policies allow us to recover compensation from our current and former executive officers in the event of certain misconduct or financial restatements. See “Compensation Governance Practices and Policies  —  Clawback Policies”.

•
Our Global Restrictions on Insider Trading and Trading Chubb Securities Policy applies to executives, employees, directors and others, and requires that transactions in Chubb securities are in compliance with applicable laws as well as certain Chubb guidelines. See “Governance Practices and Policies” in the Corporate Governance section of this proxy statement.

•
Compensation level alignment with peers is benchmarked annually to ensure consistency with peers.

•
Performance goals are set at levels that are high enough to encourage strong performance, but within reasonably attainable levels to discourage risky business strategies or actions.

•
Periodic assessment of program design by our Compensation Committee to ensure our compensation programs do not encourage excessive risk-taking and that the Company rewards strong short-, medium- and long-term performance.

Compensation Components and Their Relationship to Risk
Base salary provides a fixed level of compensation for our NEOs and represents a relatively small portion of their overall compensation. Adjustments to base salary are driven more by competitive market data for similar positions as opposed to being tied to performance or short-term financial results, and are targeted to market median.
Variable pay for our NEOs in the form of annual cash bonuses and equity grants comprises the substantial majority of each NEO’s annual total compensation. For bonus-eligible officers and employees below the executive level, the cash bonus and equity grant pools available for distribution within each operating unit during the annual compensation cycle are based on a blend of overall Company performance and operating unit performance, as defined by a range of metrics taking into account short-term, medium-term and long-term results on both a relative and absolute basis.
Cash bonuses are determined primarily by the prior calendar year’s results on key financial performance metrics as measured against prior year performance, Board-approved plan and a defined group of industry peers, as well as individual performance. The financial metrics are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. These specific financial performance metrics, taken together, have been selected in part because they encourage sound business decision-making and measure the creation of both short- and long-term enterprise value.
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Executive Compensation – How We Use Peer Group and Market Data in Determining Compensation
Equity awards deliver the remainder  —  and typically the majority  —  of each NEO’s total compensation. Awards are determined based on the same criteria as cash bonuses. The types of equity awards we may grant are:
•
Performance-based equity awards (performance stock units (PSUs) and performance shares (PSAs))

•
Time-based restricted stock units (RSUs) and restricted stock awards (RSAs)

•
Stock options

The types of awards and vesting conditions are described further in “How We Determine Total Direct Compensation Pay Mix  —  Equity Compensation”.
Consequently, a substantial amount of each NEO’s total annual compensation is directly tied to the medium-term and long-term performance of the Company. We believe that executive performance is reasonably reflected in stock price over time, or ought to be, and we do not manage the Company (nor manage our executive compensation practices) to achieve or reward short-term fluctuations or anomalies in market conditions. While stock price may be an imperfect short-term marker for executive compensation, we believe it is a reasonable long-term tool for aligning executive compensation with shareholder interests.
Performance-based equity awards comprise 100% of the annual equity award granted to each of our NEOs. This results in the vesting of our executives’ equity awards being dependent on objectively measured operating performance (and stock price performance with respect to Premium Awards) relative to peers over a multi-year period, making a significant percentage of overall compensation subject to long-term Company outcomes relative to the competition.
Our Assessment of Compensation Risk
As part of Board risk governance, the Compensation Committee reviews the Company’s compensation structure, policies and practices to determine whether incentives arising from compensation policies or practices relating to any of our NEOs and other employees would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee and management concluded that the Company’s compensation structure, policies and practices do not create risks reasonably likely to have a material adverse effect on the Company, and confirmed that the mix of compensation types and timeframes tended to align risk-
taking with medium- and long-term Company performance.
How We Use Peer Group and Market Data in Determining Compensation

The Compensation Committee recommends to the full Board, and the Board reviews and approves, the total direct compensation for the CEO. The Compensation Committee also reviews and approves or modifies the CEO’s recommendations for the total direct compensation for the other NEOs and executive officers. As part of the annual compensation review process, the Compensation Committee evaluates:
•
Each NEO’s individual compensation against compensation levels for comparable positions in the market. For our CEO, the Committee focuses on data from our CEO Compensation Benchmarking Peer Group, a group of companies with characteristics similar to us that best defines the market in which we compete for CEO talent. For our NEOs directly managing an operating unit or support function, the Committee focuses on proxy statement data and on broad survey data of insurance or financial services industry companies.

•
Company performance against the financial performance of companies in a second peer group that best defines the market in which we compete for business, which we refer to as our Financial Performance Peer Group.

CEO Compensation Benchmarking Peer Group
Our CEO Compensation Benchmarking Peer Group is intended to be a group of companies that are similar to us in various ways that best define the market in which we compete for CEO talent. The Compensation Committee reviews the composition of our CEO Compensation Benchmarking Peer Group on an annual basis. The Compensation Committee’s independent executive compensation consultant assists in the annual evaluation of this group.
The evaluation of this peer group considers multiple characteristics, such as industry relevance, market capitalization, geographic breadth, revenues and number of business lines, to identify companies within and outside our industry to constitute a robust group of peer companies.
Our CEO Compensation Benchmarking Peer Group includes insurance companies with different primary businesses than ours and other financial services companies, which together complement the remaining property and casualty insurance companies on the list. Specifically, we include eight global insurance companies (three of which are global life/health companies and two of which are brokers) and seven global financial services companies.
Based on our size, our operational complexity (in terms of diversity of distribution channels, product and geography) and our risk profile, the Compensation Committee believes that this peer group supports more calibrated and appropriate CEO compensation decision-making than using our much smaller Financial Performance Peer Group. With few exceptions, the comparable property and casualty insurers are considerably smaller than we are. For instance, Chubb’s market capitalization as of December 31, 2025 was approximately $122.0 billion, which is comparable to the year-end 2025 average and median market capitalizations of the CEO Compensation Benchmarking Peer Group of approximately $143.0 billion and $80.0 billion, respectively. On the other hand, the
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average and median market capitalizations of applicable companies in our Financial Performance Peer Group as of the end of 2025 were approximately $54.0 billion and $50.0 billion, respectively.
Compared to peers outside the property and casualty insurer group, we may experience more volatility (particularly from catastrophe losses), and different factors impact our financial statements. These peers therefore may have markedly different results in a given year than the Company. However, these companies’ size and complexity better match the Company’s characteristics and therefore make them suitable CEO compensation peers.
Following its annual review, our Compensation Committee determined to make no changes to the composition of this peer group from prior year.
2025 CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Group

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.
Financial Performance Peer Group
The Financial Performance Peer Group includes companies that we view as comparable to us from a business perspective and our closest direct business competitors. The Compensation Committee annually reviews the composition of the Financial Performance Peer Group, with assistance from its independent compensation consultant.
The Financial Performance Peer Group includes three companies in the CEO Compensation Benchmarking Peer Group that are considered commercial property and casualty insurance companies. It also has four additional commercial property and casualty insurance companies that are not in the CEO Compensation Benchmarking Peer Group because of their size and ownership structure relative to the Company. We think the Financial Performance Peer Group is the most relevant peer group to compare to the financial performance of the Company on our key metrics: core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth, as well as TSR.
Following its annual review, our Compensation Committee determined to make no changes to the composition of this peer group from prior year.
2025 Financial Performance Peer Group
• The Allstate Corporation • American International Group, Inc. • CNA Financial Corporation • The Hartford Financial Services Group, Inc.	• Liberty Mutual Holding Company Inc. (all metrics other than TSR)* • The Travelers Companies, Inc. • Zurich Insurance Group (TSR only)**

*
Liberty Mutual is a mutual company and therefore has no TSR measure.

**
Prior to the 2023 financial year, Zurich Insurance Group had been a member of the peer group on all metrics. Due to Zurich’s adoption of IFRS 17 accounting standards in 2023, the Committee determined that it could evaluate Zurich on a relative basis for TSR only and not any of the other financial metrics. The Committee concluded that, on each of the other metrics, Zurich’s reported results would no longer be comparable and inclusion would distort the relative performance evaluation, as the Company and other peers report in accordance with U.S. GAAP.

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Executive Compensation – How We Determine Total Direct Compensation Pay Mix
How We Determine Total Direct Compensation Pay Mix

Components of Total Direct Compensation for our NEOs
Each NEO has a total direct compensation opportunity that we deliver through three components: base salary, annual cash bonus and a long-term equity award. We use variable compensation in combination with base salary to provide an overall compensation opportunity that is closely tied to performance.
	Component	What We Reward	Target Opportunity	What It Achieves
Fixed compensation	Base salary	Closely tied to role and market.	Targeted at the median of our CEO compensation peer group (for our CEO) and industry peers and relevant compensation survey data (for our other NEOs). May fall above or below the market median based on performance, experience, time in position and other circumstances.	Provides a competitive, market-based level of fixed compensation.
Variable compensation	Cash bonus
Determined in early 2026 based on 2025 performance, as measured against:
•
Company Performance Criteria;

•
Individual Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

Based on performance for each NEO, and targeted to deliver total compensation in a range that typically approximates market median to the 75th percentile.
Ties NEO pay to annual Company and individual performance.
Allows the Compensation Committee to adjust annual compensation to reflect overall Company financial performance during the prior fiscal year and the actual performance of each NEO.

Long-term equity awards Performance-based equity awards (performance stock units (PSUs) and performance shares (PSAs)): • Target Awards • Premium Awards
Determined in early 2026, based on 2025 performance, as measured against:
•
Company Performance Criteria;

•
Individual Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

The ultimate value realized from these awards is subject to the Company’s stock price performance and vesting criteria based on relative tangible book value per share growth and P&C combined ratio performance over a three-year period. Premium Awards are also subject to a relative TSR modifier.
Based on performance for each NEO, typically 1.5 to 2.5 times the annual cash bonus to emphasize long-term performance tied to shareholder value, and targeted to deliver total compensation in a range that typically approximates market median to the 75th percentile.
The Compensation Committee uses long-term equity awards as:
•
a timely reward for recent performance, linked to multi-year future Company performance;

•
a forward-looking vehicle for retention of executive talent due to the multi-year cliff vesting schedule;

•
an important driver of long-term performance and risk management; and

•
a key link for aligning shareholder and executive interests.

When both Company and individual performance are considered outstanding, NEOs have the opportunity to achieve total direct compensation that approximates the 75th percentile for comparable positions in the CEO Compensation Benchmarking Peer Group (for the CEO) and broader industry peers (for other NEOs). The Compensation Committee considers the opportunity to achieve or exceed the 75th percentile for outstanding performance appropriate because of the high performance expectations to which our Company executives are held, the prevailing competition for talent within our CEO Compensation Benchmarking Peer Group and industry, and the ambitious financial goals of the Company, which the Board reviews and approves each year.
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Equity Compensation
The annual equity awards granted to NEOs in 2026 (for 2025 performance) and 2025 (for 2024 performance) consisted entirely of performance-based equity awards (PSUs and PSAs). Prior to February 2025, one or more NEOs were also granted time-based restricted stock awards (RSUs and RSAs, which vest ratably over a 4-year period from the grant date) and stock options (which vest ratably over a 3-year period from the grant date, with a 10-year exercise period). These awards are described further in the executive compensation tables that follow this Compensation Discussion & Analysis.
PSUs and RSUs carry the same vesting criteria and schedule as PSAs and RSAs. Shares are not issued for PSUs or RSUs until vesting (unless settlement is further deferred at the executive’s election), while PSAs and RSAs are issued shares at grant but subject to forfeiture if the awards do not vest.
Performance-Based Equity Award Criteria and Vesting
PSUs and PSAs cliff vest at the end of a three-year performance period if established performance criteria are met. To determine whether PSUs and PSAs vest, we compare our performance on a relative basis to our Financial Performance Peer Group. Our performance criteria tie the three-year cliff vesting of these awards to specified relative performance targets, namely our tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting). If performance exceeds the 75th percentile, relative TSR is then measured to determine an additional number of Premium Awards that will vest.
We selected tangible book value per share growth and P&C combined ratio as metrics for our performance-based equity award plan because they are strong indicators of growth in shareholder value and underwriting profitability for a commercial property and casualty insurer and common financial performance measures for companies in our industry. While tangible book value per share growth and P&C combined ratio are also included among the key financial metrics used to determine annual variable compensation (in the form of an annual cash bonus and long-term equity awards), these two measures are evaluated differently for performance-based equity vesting purposes. For the determination of annual variable compensation, these metrics are considered along with other metrics, as well as TSR, on an annual basis against prior year, plan and peers. For the determination of PSU and PSA vesting, the two metrics are evaluated only on a relative basis against peers over a three-year time horizon.
Performance-Based Equity Awards — Target Awards and Premium Awards
PSUs and PSAs each have two components: Target Awards and Premium Awards. The performance measurement and vesting requirements for each component as granted to our NEOs are summarized below.

Performance Measurement	Performance Result	Target Awards Vested
Weighted average of: – Tangible book value per share growth (70%) – P&C combined ratio (30%) TSR modifier if Performance Result exceeds 75th percentile Measured against Financial Performance Peer Group during the three-year performance period	Less than or equal to 25th percentile	None
	Exceeds 25th percentile but does not meet or exceed 50th percentile	Target Award multiplied by a percentage determined by straight-line interpolation between 50% and 100% based on the percentile of Performance Result achieved between 25 and 50
	Meets or exceeds 50th percentile	100%

If the three-year Performance Result meets or exceeds the 50th percentile, a Premium Award of additional shares, over and above the Target Award (up to a maximum of 100% of the Target Award), will be earned as follows:

Performance Result	Relative TSR Result	Premium Awards Vested
Meets or exceeds 50th percentile but does not exceed 75th percentile	N/A	Premium Award multiplied by a percentage determined by straight-line interpolation between 0% and 85%, based on the percentile of Performance Result achieved between 50 and 75
Exceeds 75th percentile	Does not meet or exceed 55th percentile	85%
Exceeds 75th percentile	Meets or exceeds 55th percentile	100%

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Executive Compensation – How We Determine and Approve NEO Compensation
Independent Verification of Performance Criteria
We have retained Ernst & Young Ltd. (EY), an independent public accounting firm, to verify the calculations of our performance criteria for the vesting of performance-based equity awards and to prepare a report on its findings.
Our Compensation Committee reviews the report prepared by EY and, based on that report, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, awards vested as a result.
In May 2025, the Compensation Committee certified that Target Awards granted in 2022 earned a Premium Award of 50% of the Target Award following completion of the three-year cumulative performance period. See footnote 1 to the Summary Compensation Table for further detail.
Issuance Criteria for Target Awards and Premium Awards
PSUs. NEOs granted PSUs are entitled to receive Common Shares representing Target Awards and Premium Awards in the future. Common Shares underlying PSUs are issued when the Compensation Committee certifies that performance criteria were met for the corresponding performance period. NEOs and other participating executives have the option to further defer settlement of shares representing vested PSUs pursuant to the Company’s deferred stock unit plan.
PSAs. Common Shares representing Target Awards and Premium Awards are issued on the grant date. The awards are subject to forfeiture if applicable performance criteria are not met. Shares vest upon certification by the Compensation Committee that performance criteria were met for the corresponding performance period.
The Compensation Committee lacks discretion to increase the vesting of any performance-based equity award other than what was achieved based on actual performance. The Committee’s analysis of performance metrics for all performance-based equity awards may take into account the effect of any extraordinary transaction (including acquisitions, dispositions, extraordinary investments and extraordinary share purchases) on tangible book value and the combined ratio of the Company and peer companies during the applicable performance measurement period. This permits the Committee to ensure that executives are not unduly penalized or enriched for taking actions that it determines are in the best interests of the Company.
How We Determine and Approve NEO Compensation

Role of the Compensation Committee
The Compensation Committee meets in executive session, with no management present, to evaluate the performance and determine a recommendation to the full Board for the total direct compensation of the CEO. The Compensation Committee then recommends to the Board and, after discussion, the Board approves the CEO’s total direct compensation.
The CEO makes recommendations to the Compensation Committee for the total direct compensation of each of the other NEOs. The Committee discusses these recommendations with the CEO along with a review of the performance of each NEO as assessed by the CEO. The Committee then approves or recommends modifications to the total direct compensation for each NEO, as appropriate.
Role of Independent Consultant in Advising the CEO and Compensation Committee on NEO Compensation Determinations
The Compensation Committee directly retains an independent compensation consultant to assist management in the collection and analysis of relevant market data, including compensation and financial performance data for our CEO Compensation Benchmarking and Financial Performance Peer Groups. The consultant also provides compensation benchmarking for the positions held by our NEOs for consideration by the CEO and the Compensation Committee.
In addition, the Compensation Committee retains the consultant to assist it with respect to the compensation of the CEO. The consultant meets directly with the Compensation Committee to review Company performance and the performance of the CEO, and provides guidance on CEO compensation in the form of proposed compensation ranges for the annual cash bonus and long-term equity award. The consultant also facilitates discussion, reviews peer groups and provides guidance on current trends in executive compensation practices, in general, and CEO compensation practices, specifically. The Compensation Committee has the authority to retain and terminate any compensation consultant and to approve their fees and other retention terms.
Farient Advisors LLC has been retained directly by the Compensation Committee as its independent compensation consultant. Farient also provides director compensation-related market data and analysis to the Compensation Committee.
Role of the Global Human Resources Officer in Advising the CEO and Compensation Committee on NEO Compensation Determinations
Our Global Human Resources Officer further supports the CEO and the Compensation Committee in assembling external market data as prepared by the independent compensation consultant, gathering and assembling internal compensation information, acting as liaison with the compensation consultant, and assisting the CEO and the Compensation Committee in further compensation analysis.
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Executive Compensation – 2025 NEO Total Direct Compensation and Performance Summary
2025 NEO Total Direct Compensation and Performance Summary

CEO 2025 Total Direct Compensation
Evan G. Greenberg Chairman and Chief Executive Officer

2025 Performance Summary

2025 Company performance was excellent, with strong contributions from virtually all of our businesses. Under Mr. Greenberg’s leadership, the Company once again delivered the best full-year financial performance in its history, reflecting records for operating earnings, both on an absolute and per share basis; record income from each of our three primary sources of earnings (P&C underwriting, investment and life segment income); a world-class, record low P&C combined ratio; and strong shareholder value creation and returns through return on equity, tangible book value per share growth, dividends and share repurchases.

Our underlying fundamentals were also outstanding. Net premiums written delivered another year of solid growth. We also improved underwriting margins, and the balance sheet is in excellent shape with a growing invested asset. All divisions of the Company and major geographies contributed to the Company’s results, demonstrating our breadth of capability, earnings diversification and growth globally. The Company’s financial results, size and breadth of product offerings provided the opportunity to build and improve upon an outstanding 2024, capitalize on market conditions, and return capital to shareholders while maintaining strong capital levels for risk and future opportunity.

In addition, the Company executed on its strategic and operational goals and initiatives. These included progressing on its digital and technological transformation plans, advancing long-term growth initiatives both organically and through acquisitions, and further diversifying by geography, product, customer segment and distribution channel while maintaining underwriting discipline. The Company also demonstrated its leadership in supporting climate resilience, strengthened its leadership and talent pipeline through both external hiring and internal promotion, and continued to foster a strong culture that underlies the Company’s success.

Compensation Committee Decisions

The criteria reviewed and considered by the Compensation Committee is described in detail in “2025 Financial, Strategic and Operational Highlights: Why You Should Vote ‘For’ Say-on-Pay” on page 73 and “Key Metrics Against Prior Year, Plan and Peers” on page 75. The Compensation Committee also considered the CEO’s individual performance. Following its analysis and discussion of the Company’s and CEO’s performance, and in consideration of and evaluation against the compensation levels of our CEO Compensation Benchmarking Peer Group, the Compensation Committee concluded that it was fair and appropriate to increase Mr. Greenberg’s variable compensation for 2025. The Committee also further reinforced the alignment of compensation for Mr. Greenberg with Company performance by delivering 100% of the annual equity award in the form of performance-based equity awards. The Committee determined to increase Mr. Greenberg’s total direct compensation by 13.5% compared to 2024. In doing so, the long-term equity award was increased by 13.5% to $21.4 million, and his annual cash bonus was increased by 15.8% to $11.0 million. The Committee also determined to keep Mr. Greenberg’s base salary unchanged for 2026.

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Executive Compensation – 2025 NEO Total Direct Compensation and Performance Summary
Other NEO 2025 Total Direct Compensation
Peter C. Enns Chief Financial Officer
Mr. Enns has executive responsibility for managing all aspects of Chubb’s financial organization. Corporate units under his management include accounting and financial reporting, investment management, treasury, actuarial and tax.

2025 Performance Criteria

Mr. Enns’ compensation was based on overall Company performance, against both financial and strategic objectives, and his individual performance as the Company’s Chief Financial Officer, which was evaluated in terms of his execution of a wide and complex set of financially-oriented objectives related to the balance sheet and income statement. Consideration was also given to competitive market data.

Compensation Committee Decisions
• Base salary was unchanged • Annual cash bonus was increased 13.2% • Long-term equity award was increased 8.8% • 2025 total direct compensation was increased 10.1%
John W. Keogh President and Chief Operating Officer; Chairman, North America Insurance
Mr. Keogh has executive responsibility for managing the Company’s property and casualty and accident and health insurance operations globally, including the Company’s two principal business segments: North America Insurance and Overseas General Insurance.

2025 Performance Criteria

Mr. Keogh’s compensation was based on overall Company performance, against both financial and strategic objectives, and his strategic leadership of Chubb’s general insurance business units as well as the product, underwriting, claims and support functions globally. Consideration was also given to competitive market data.

Compensation Committee Decisions
• Base salary was unchanged • Annual cash bonus was increased 10.4% • Long-term equity award was increased 13.1% • 2025 total direct compensation was increased 11.2%
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Executive Compensation – 2025 NEO Total Direct Compensation and Performance Summary
John J. Lupica Former Vice Chairman and Executive Chairman, North America Insurance
Prior to his retirement, Mr. Lupica had executive oversight, including strategy, governance and attention to major issues, of Chubb’s general insurance business in the United States, Canada and Bermuda (North America), including commercial P&C, personal lines, agriculture, and accident and health insurance.

2025 Performance Criteria

Mr. Lupica’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Lupica’s oversight, and his individual performance.

Compensation Committee Decisions
• Annual cash bonus was decreased 40.4% • Long-term equity award was decreased 64.2% • 2025 total direct compensation was decreased 49.8%
Juan Luis Ortega President, North America Insurance
Mr. Ortega has executive operating responsibility for all Chubb general insurance business in North America, including commercial P&C, personal lines, agriculture, and accident and health insurance. Mr. Ortega’s scope of responsibility includes all products, underwriting, marketing and sales, claims, actuarial and support functions related to these business lines.

2025 Performance Criteria

Mr. Ortega’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Ortega’s direct management, as well as his individual performance. Consideration was also given to competitive market data.

Compensation Committee Decisions
• Base salary was unchanged • Annual cash bonus was increased 13.9% • Long-term equity award was increased 10.7% • 2025 total direct compensation was increased 10.9%
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Executive Compensation – 2025 NEO Total Direct Compensation and Performance Summary
2025 NEO Total Direct Compensation — Supplemental Table
The total direct compensation for 2025 and its components for each of our NEOs are summarized in the table below. This table presents compensation more in alignment with how our Compensation Committee considered and made compensation decisions for performance in 2025 than the Summary Compensation table on the following page, because pursuant to SEC rules, the Summary Compensation Table reflects equity grants awarded during the prior calendar year (2025), even if corresponding to the year before’s performance (2024). Our Compensation Committee and the Board of Directors approves NEO cash bonus and long-term equity awards each February corresponding to the prior year’s performance; for example, cash bonus and equity awards for 2025 performance are approved in February 2026 and reflected in the table below.
Name and Principal Position	Salary(1)	Cash Bonus	Long-Term Equity Award	Total Direct Compensation
Evan G. Greenberg Chairman and Chief Executive Officer	$1,600,000	$11,000,000	$21,400,000	$34,000,000
Peter C. Enns Chief Financial Officer	$976,923	$2,142,000	$3,700,000	$6,818,923
John W. Keogh President and Chief Operating Officer; Chairman, North America Insurance	$1,200,000	$4,161,000	$9,900,000	$15,261,000
John J. Lupica Former Vice Chairman and Executive Chairman, North America Insurance	$975,000	$2,034,500	$2,012,500	$5,022,000
Juan Luis Ortega President, North America Insurance	$925,000	$2,135,000	$3,100,000	$6,160,000

(1)
Reflects total base salary paid in 2025. No changes were made to the base salary of any NEO for 2026.

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Executive Compensation – Summary Compensation Table
Summary Compensation Table

The following table sets forth NEO compensation for 2025, 2024 and 2023.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
Evan G. Greenberg Chairman and Chief Executive Officer	2025	$1,600,000	$11,000,000	$18,850,128	—	$1,730,454	$33,180,582
	2024	$1,600,000	$9,500,000	$17,350,017	—	$1,688,077	$30,138,094
	2023	$1,550,000	$9,000,000	$15,650,006	—	$1,461,311	$27,661,317
Peter C. Enns Chief Financial Officer	2025	$976,923	$2,142,000	$3,400,092	—	$313,805	$6,832,820
	2024	$900,000	$1,893,000	$3,125,103	—	$320,469	$6,238,572
	2023	$895,385	$1,764,000	$2,600,199	—	$294,501	$5,554,085
John W. Keogh President and Chief Operating Officer; Chairman, North America Insurance	2025	$1,200,000	$4,161,000	$8,750,086	—	$721,297	$14,832,383
	2024	$1,200,000	$3,769,000	$7,850,091	—	$612,272	$13,431,363
	2023	$1,176,923	$3,343,000	$7,000,199	—	$560,989	$12,081,111
John J. Lupica* Former Vice Chairman and Executive Chairman, North America Insurance	2025	$975,000	$2,034,500	$5,625,200	—	$644,349	$9,279,049
	2024	$975,000	$3,413,000	$5,325,137	—	$609,519	$10,322,656
	2023	$969,231	$3,100,000	$5,000,142	—	$561,533	$9,630,906
Juan Luis Ortega President, North America Insurance	2025	$925,000	$2,135,000	$2,800,144	—	$549,533	$6,409,677
	2024	$881,731	$1,875,000	$1,875,368	$714,045	$618,127	$5,964,271
	2023	$838,462	$1,650,000	$1,713,858	$628,431	$676,099	$5,506,850

*
Mr. Lupica retired from his executive positions effective December 31, 2025.

(1)
This column discloses the aggregate grant date fair value of stock awards granted during the year. This column includes performance-based equity awards (PSUs/PSAs) for which the target amount is included (Target Award). For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation”. For Mr. Ortega, 2023 and 2024 includes time-based restricted stock awards (RSUs/RSAs). Additional detail regarding stock awards made in 2025 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement, and for further information on stock-based compensation, see note 16 to our consolidated financial statements included in our 2025 Form 10-K. Assuming the highest level of performance is achieved, which would result in Premium Award vesting of 100% of the Target Award granted in each of 2025, 2024 and 2023 (i.e., all Target Awards and Premium Awards), the aggregate grant date fair value of the stock awards set forth in the table above would be:

	2025	2024	2023
Evan G. Greenberg	$37,700,256	$34,700,034	$31,300,012
Peter C. Enns	$6,800,184	$6,250,206	$5,200,398
John W. Keogh	$17,500,172	$15,700,182	$14,000,398
John J. Lupica	$11,250,400	$10,650,274	$10,000,284
Juan Luis Ortega	$5,600,288	$3,281,830	$2,999,251
The PSA Target Awards granted in 2022 met relevant performance criteria and cliff-vested in 2025 as scheduled. Performance share awards granted to NEOs in 2022 earned a Premium Award of 77% (50% of the Target Awards granted) based on Cumulative Performance exceeding the 75th percentile and three-year TSR not meeting or exceeding the 55th percentile. The table below shows the value realized on vesting of those Premium Awards at the vesting dates for the 2022, 2021 and 2020 grants. The Target Awards granted to NEOs in 2021 and 2020 earned a Premium Award of 100% (65% of the Target Award).
	2022 Grant Vested in 2025	2021 Grant Vested in 2024	2020 Grant Vested in 2023
Evan G. Greenberg	$8,529,320	$10,568,977	$6,541,216
Peter C. Enns	$990,634	$996,479	—
John W. Keogh	$3,851,847	$4,070,941	$2,217,274
John J. Lupica	$2,751,403	$2,763,758	$1,368,439
Juan Luis Ortega	$866,804	$822,188	$465,297

(2)
This column discloses the aggregate grant date fair value of stock option awards granted during the year. Option values are based on the grant date fair market value computed in accordance with FASB ASC Topic 718. For further information on stock options, see note 16 to our consolidated financial statements included in our 2025 Form 10-K.

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Executive Compensation – Summary Compensation Table
(3)
As detailed in the table below, this column includes perquisites and other personal benefits, consisting of the following:

•
Retirement plan contributions, personal use of corporate and chartered aircraft, personal use of Company apartment, housing allowance, tax reimbursements and miscellaneous other benefits.

—
We calculate our incremental cost for personal use of corporate and chartered aircraft based on our variable operating costs, including fuel, crew travel, landing/ramp fees, catering, international handling and deadhead flights. We include in this table amounts for personal use of corporate aircraft by all NEOs who make personal use of the corporate aircraft, less amounts reimbursed in accordance with applicable FAA regulations. Mr. Greenberg may reimburse the Company for his personal use of corporate aircraft pursuant to an Aircraft Time Sharing Agreement, and such reimbursed amounts are not perquisites and are not included in the table below. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. For all other NEOs, personal use of the corporate aircraft was limited to space available on normally scheduled management business flights.

—
We do not pay tax reimbursements or gross-ups to our NEOs, except that, in 2023 and through July 2024, Mr. Ortega received certain tax reimbursements as part of his employment package established when his prior role was based outside the U.S. and prior to becoming an executive officer. Mr. Ortega no longer receives any tax reimbursements or gross ups.

—
Our contributions to retirement plans consist of matching and non-contributory employer contributions for 2025, 2024 and 2023.

Name	Year	Housing Allowance	Private Aircraft Usage	Misc. Other Benefits(1)	Tax Reimbursements	Retirement Plan Contribution
Evan G. Greenberg	2025	—	$299,844	$98,610	—	$1,332,000
	2024	—	$299,505	$116,572	—	$1,272,000
	2023	—	$298,363	$52,948	—	$1,110,000
Peter C. Enns	2025	$144,000	—	$81,882	—	$87,923
	2024	$144,000	—	$95,469	—	$81,000
	2023	$144,000	—	$69,916	—	$80,585
John W. Keogh	2025	—	$14,694	$110,323	—	$596,280
	2024	—	—	$67,112	—	$545,160
	2023	—	—	$49,678	—	$511,311
John J. Lupica	2025	—	—	$117,789	—	$526,560
	2024	—	—	$120,519	—	$489,000
	2023	—	—	$107,545	—	$453,988
Juan Luis Ortega	2025	$108,000	—	$105,533	—	$336,000
	2024	$108,000	—	$146,601	$59,718	$303,808
	2023	$108,000	—	$107,519	$184,165	$276,415

(1)
This column consists of the following: (i) for Mr. Greenberg, executive medical coverage and matching contributions made under our matching charitable contributions program; and (ii) for all other NEOs, club memberships, financial planning, tax services, executive medical coverage, use of corporate apartment, matching contributions made under our matching charitable contributions program, car allowance or car lease and car maintenance allowance, expatriate home leave and dependent education. For Mr. Enns, amounts relating to tax services were $55,338 for 2025, $70,605 for 2024 and $50,488 for 2023.

Employment Arrangements
Each of our NEOs receives an annual salary with the opportunity for annual short-term cash and long-term equity awards. Each NEO also receives customary executive benefits, such as participation in our current benefit and insurance plans, and certain perquisites described in the table above.
Other than as described herein, no material terms of offer letters entered into with any of our NEOs at the start of their employment remain in effect.
Furthermore, our Swiss Executive Management have entered into non-compete agreements that are described below in “Potential Payments Upon Termination or Change in Control”.
In addition, in connection with the Company’s Swiss domestication, and for the sole purpose of documentation of work that is expected to be performed in Switzerland, the Company entered into employment agreements with each member of Executive Management. These employment agreements did not change these officers’ responsibilities to the Chubb group of companies or their aggregate compensation from the Chubb group of companies. These employment agreements formally establish that these officers have responsibilities directly with Chubb Limited as a Swiss company and will receive compensation specifically for work performed in Switzerland.
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Executive Compensation – Summary Compensation Table
These employment agreements generally specify that these officers:
•
are employees of the Swiss parent company,

•
will receive compensation allocable to such employment agreement (as opposed to compensation allocable to their work for other Chubb companies) that reflects, depending on the executive, 5% or 10% of the total compensation such officer is currently receiving, and

•
will work a portion of their time in Switzerland for Chubb Limited approximating, depending on the executive, 5% or 10% of their annual work calendar.

The Company may use the same form of employment agreement for these officers to allocate a percentage of their salaries to other subsidiaries of the Company. Certain of our NEOs’ employment terms allocate a percentage of their compensation to the US, Bermuda and Switzerland, depending on the portion of time worked in those jurisdictions.
Employee Stock Purchase Plan
We maintain a broad-based employee stock purchase plan, which gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares. No participant may purchase under this plan more than 10% of the participant’s compensation in a subscription period, and no more than $25,000 in value of Common Shares in any calendar year. One of our NEOs participated in our employee stock purchase plan in 2025.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements are in furtherance of our Articles of Association that allow us to indemnify our directors and officers to the fullest extent permitted by applicable law as well as NYSE and SEC rules and regulations. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity. The indemnification agreements provide for advancement of expenses. These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. The indemnification agreements set forth procedures relating to indemnification claims. To the extent we maintain general or directors’ and officers’ liability insurance, the agreements provide that the indemnitee shall be covered by such policies to the maximum extent of the coverage available for any of our directors or officers.
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Executive Compensation – Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the calendar year ended December 31, 2025. Because the Compensation Committee approved plan-based awards at its February 2026 meeting which it intended as compensation for 2025, we have included those grants in this table along with grants made during 2025. Grants made in 2025 were also disclosed in our 2025 proxy statement.
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)		All Other Stock Awards; Number of Shares of Stock or Units	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Award	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date(1)	Target	Maximum
Evan G. Greenberg	March 2, 2026	62,435	124,870	—	—	—	$21,400,221
	March 3, 2025	65,070	130,140	—	—	—	$18,850,128
Peter C. Enns	March 2, 2026	10,795	21,590	—	—	—	$3,700,094
	March 3, 2025	11,737	23,474	—	—	—	$3,400,092
John W. Keogh	March 2, 2026	28,884	57,768	—	—	—	$9,900,280
	March 3, 2025	30,205	60,410	—	—	—	$8,750,086
John J. Lupica	March 2, 2026	5,872	11,744	—	—	—	$2,012,687
	March 3, 2025	19,418	38,836	—	—	—	$5,625,200
Juan Luis Ortega	March 2, 2026	9,045	18,090	—	—	—	$3,100,264
	March 3, 2025	9,666	19,332	—	—	—	$2,800,144

(1)
The terms of PSA and PSU awards, including the performance criteria for vesting, are described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation”. The Target column of this table corresponds to Target Awards, and the Maximum column refers to the maximum possible Target and Premium Awards. During the restricted period, the NEOs are entitled to vote PSA Target Awards, but not PSA Premium Awards or PSUs. Dividends on PSAs and dividend equivalents on PSUs are accumulated and distributed only when the awards vest.

(2)
This column discloses the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For all assumptions used in the valuation, see note 16 to our 2025 Form 10-K.

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Executive Compensation – Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2025.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
Evan G. Greenberg	84,892*	—	$139.01	02/23/2027
	82,471*	—	$143.07	02/22/2028
	91,846*	—	$133.90	02/28/2029
	89,929	—	$150.11	02/27/2030
	81,839	—	$164.94	02/25/2031
	77,874	—	$199.03	02/24/2032	—	—	208,176	$64,975,893
Peter C. Enns	15,095	—	$158.99	04/01/2031
	12,058	—	$199.03	02/24/2032	564	$176,036	36,465	$11,381,456
John W. Keogh	27,970	—	$143.07	02/22/2028
	31,937	—	$133.90	02/28/2029
	34,639	—	$150.11	02/27/2030
	31,523	—	$164.94	02/25/2031
	35,169	—	$199.03	02/24/2032	—	—	94,567	$29,516,252
John J. Lupica	23,957	—	$139.01	02/23/2027
	21,412	—	$143.07	02/22/2028
	24,269	—	$133.90	02/28/2029
	23,515	—	$150.11	02/27/2030
	21,400	—	$164.94	02/25/2031
	25,121	—	$199.03	02/24/2032	—	—	64,284	$20,064,322
Juan Luis Ortega	5,324	—	$139.01	02/23/2027
	5,137	—	$143.07	02/22/2028
	5,862	—	$133.90	02/28/2029
	7,994	—	$150.11	02/27/2030
	8,487	—	$164.94	02/25/2031
	10,551	—	$199.03	02/24/2032
	7,303	3,651	$208.60	02/23/2033
	3,271	6,540	$254.84	02/26/2034	2,900	$905,148	21,347	$6,662,826

*
Includes options to acquire Common Shares that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries. Mr. Greenberg retains the power to exercise such options in accordance with the option terms.

(1)
Based on the closing market price of our Common Shares on December 31, 2025 of  $312.12 per share.

(2)
Column reports the target number of shares for performance-based equity awards. Awards cliff-vest following the end of a three-year performance period, subject to the achievement of specified performance criteria. The actual number of shares that may vest, including the extent of any premium awards, may be higher or lower than the target number. Vesting is determined in May following completion of the three-year performance period when the Compensation Committee, based on a report prepared by an independent accounting firm, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, awards vested as a result. For additional information see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation”.

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Executive Compensation – Outstanding Equity Awards at Fiscal Year End
Contingent on continued employment and, in some circumstances, satisfaction of specified performance targets, the vesting dates for the awards described in the Outstanding Equity Awards at Fiscal Year End table are as follows:
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(1)
Evan G. Greenberg	2/23/2026	—	—	75,024
	2/26/2027	—	—	68,082
	3/03/2028	—	—	65,070
Peter C. Enns	2/23/2026	—	—	12,465
	2/24/2026	—	564	—
	2/26/2027	—	—	12,263
	3/03/2028	—	—	11,737
John W. Keogh	2/23/2026	—	—	33,558
	2/26/2027	—	—	30,804
	3/03/2028	—	—	30,205
John J. Lupica(2)	2/23/2026	—	—	23,970
	2/26/2027	—	—	20,896
	3/03/2028	—	—	19,418
Juan Luis Ortega	2/23/2026	3,651	513	6,162
	2/24/2026	—	494	—
	2/26/2026	3,270	460	—
	2/23/2027	—	513	—
	2/26/2027	3,270	460	5,519
	2/26/2028	—	460	—
	3/03/2028	—	—	9,666

(1)
The vesting date for the securities specified in this column is the later of  (a) the “Vest Date” specified for such securities in this table and (b) the date when the Compensation Committee formally confirms vesting (for performance-based equity awards) pursuant to the process further described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation”.

(2)
In connection with Mr. Lupica’s retirement, and in recognition of his 25 years of exceptional service and contributions to the Company, the Compensation Committee determined to grant continued vesting with respect to Mr. Lupica’s outstanding unvested equity awards. Awards will continue to vest in accordance with their original terms subject to compliance with terms and conditions customary for continued vesting in connection with an employee’s separation from the Company, including non-competition and non-solicitation provisions.

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Executive Compensation – Option Exercises and Stock Vested
Option Exercises and Stock Vested

The following table sets forth information concerning option exercises by, and vesting of restricted stock and performance share awards of, our NEOs during 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)
Evan G. Greenberg	99,662(4)	$18,898,514(4)	87,614	$25,587,668
Peter C. Enns	—	—	14,136	$4,149,657
John W. Keogh	65,923	$10,683,094	39,567	$11,555,542
John J. Lupica	26,605	$4,352,607	29,807	$8,701,336
Juan Luis Ortega	6,504	$1,130,006	10,771	$3,109,441

(1)
The value of an option is the difference between (a) the fair market value of one of our Common Shares on the exercise date and (b) the exercise price of the option.

(2)
Of Common Shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Target Awards on May 15, 2025: Mr. Greenberg (58,409 shares), Mr. Enns (6,783 shares), Mr. Keogh (26,378 shares), Mr. Lupica (18,842 shares) and Mr. Ortega (5,936 shares). These amounts consist of performance share awards granted in 2022, which cliff-vested following the end of the three-year performance period. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in 2022: Mr. Greenberg (29,205 shares), Mr. Enns (3,392 shares), Mr. Keogh (13,189 shares), Mr. Lupica (9,421 shares) and Mr. Ortega (2,968 shares). The Target Awards granted to NEOs in 2022 earned a Premium Award of 77% (50% of the Target Award) based on cumulative performance exceeding the 75th percentile and three-year TSR not meeting or exceeding the 55th percentile. For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation”.

(3)
The value of a performance share or share of restricted stock upon vesting is the fair market value of one of our Common Shares on the vesting date. If vesting occurs on a day on which the New York Stock Exchange is closed, the value realized on vesting is based on the closing price on the open market day prior to the vesting date.

(4)
Includes the exercise of 98,818 options previously transferred as a gift to entities for which adult family members of Mr. Greenberg are beneficiaries.

Nonqualified Deferred Compensation

The following table sets forth information about nonqualified deferred compensation of our NEOs.
	Executive Contributions in Last FY	Registrant Contributions in Last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(2)
Evan G. Greenberg	$1,086,500	$1,296,900	$1,005,018	—	$23,191,483
Peter C. Enns	$74,192	$56,423	$90,911	—	$700,278
John W. Keogh	$473,400	$554,280	$2,117,334	—	$19,328,873
John J. Lupica	$415,300	$484,560	$2,767,081	—	$28,969,954
Juan Luis Ortega	$256,500	$294,000	$493,061	—	$4,027,916

(1)
The amounts shown in this column are also included in the Summary Compensation Table for 2025 in the All Other Compensation column.

(2)
Of the totals shown in this column, the following amounts are also included in the Summary Compensation Table for 2025, 2024 and 2023: Evan G. Greenberg ($3,611,100), Peter C. Enns ($157,258), John W. Keogh ($1,529,751), John J. Lupica ($1,346,548) and Juan Luis Ortega ($793,223).

Chubb INA Holdings LLC, a subsidiary of the Company, sponsors a total of three nonqualified deferred compensation plans in which the NEOs participate. These plans — the Chubb US Supplemental Employee Retirement Plan, the Chubb US Deferred Compensation Plan, and the Chubb Deferred Stock Unit Plan — are unfunded, nonqualified plans designed to benefit employees who are highly compensated or part of a select group of management. Chubb INA Holdings LLC sets aside assets in rabbi trusts to fund the obligations under these plans. The funding (inclusive of investment returns) of the rabbi trusts generally attempts to mirror the participants’ hypothetical earnings under each plan, where relevant.
Participants in the Chubb US Supplemental Employee Retirement Plan contribute to such plans only after their contributions to tax-qualified plans are capped under one or more Internal Revenue Code provisions. Participants in the Chubb US Deferred Compensation Plan may defer additional amounts of salary or cash bonuses with deferred amounts credited to these plans. Up to 50% of salary and up to 100% of cash bonuses are eligible for deferral under the Chubb US Deferred Compensation Plan. Participants in the Chubb Deferred Stock Unit Plan may defer up to 100% of vested PSU and RSU awards to the extent such awards are U.S.-allocated compensation, with deferred amounts and related dividend equivalents credited to the plan. Awards credited to the Chubb Deferred Stock Unit Plan provide participants the option to diversify credited awards into specific notional fund investment options, subject to the plan’s terms and conditions. NEOs are not treated differently from other participants under these plans.
For more information on our nonqualified deferred compensation plans, see the section of this proxy statement titled “Potential Payments upon Termination or Change in Control — Nonqualified Retirement Plans and Deferred Compensation Plans”.
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Executive Compensation – Potential Payments upon Termination or Change in Control
Potential Payments upon Termination or Change in Control

The table below contains estimates of potential payments to each of our NEOs upon termination of employment or a change in control under current employment arrangements and other compensation programs, assuming the termination or change of control event occurred on December 31, 2025. Pursuant to our Articles of Association, we entered into non-compete agreements with our Executive Management and terminated our Severance Plan with respect to Executive Management. Following the table we have provided a brief description of such employment arrangements and other compensation programs, including the non-compete agreements.
Name	Cash Severance	Medical Continuation(1)	Retirement Plan Continuation	Value of Accelerated & Continued Equity and Performance Awards(2)
Evan G. Greenberg
Separation without cause	$22,866,667	$34,382	—	$44,666,245
Change in control	—	—	—	$64,975,893
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$64,975,893
Peter C. Enns
Separation without cause	$5,866,000	$43,185	—	$7,894,139
Change in control	—	—	—	$11,557,492
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$11,557,492
John W. Keogh
Separation without cause	$9,915,333	$33,430	—	$20,088,667
Change in control	—	—	—	$29,516,252
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$29,516,252
John J. Lupica
Separation without cause	$7,648,333	$43,217	—	$14,003,576
Change in control	—	—	—	$20,064,322
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$20,064,322
Juan Luis Ortega
Separation without cause	—	—	—	—
Change in control	—	—	—	$8,320,537
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$8,320,537

(1)
The value of medical continuation benefits is based on the medical insurance premium rates payable by the Company and applicable to the NEOs as of year-end 2025.

(2)
Based on the closing market price of our Common Shares on December 31, 2025 of  $312.12 per share.

The table above does not duplicate aggregate balance amounts disclosed in “Executive Compensation — Nonqualified Deferred Compensation” including amounts that may become payable on an accelerated timeline due to termination of employment or a change in control as described in “— Nonqualified Retirement Plans and Deferred Compensation Plans”.
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Non-Competition Agreements
Our Articles of Association specify a maximum 12-month duration and notice period for compensation-related agreements with Executive Management. In addition, the Articles permit the Company to enter into post-employment non-competition agreements with members of Executive Management for a term of up to two years after termination of employment. We entered into non-compete agreements with our Executive Management (and Mr. Lupica, who was a member of Executive Management in 2015) and terminated our Severance Plan with respect to such persons. Our Severance Plan remains in effect with respect to all other participants.
These non-compete agreements prohibit the above-mentioned executives from engaging in, or soliciting clients, customers and employees of the Company in connection with, any business competitive with the Company for a period of 24 months following termination of employment. The non-compete agreements’ restrictions take effect if the Company terminates the executive’s employment. In addition, if the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, and subject to the maximum limitation set forth under Swiss law, the executive will receive a payment equal to the sum of  (i) two times annual base salary, (ii) two times the average of the bonuses paid to the executive for the prior three years, and (iii) an amount equal to 24 months of the Company’s portion of the health and dental premium payments. In exchange for complying with the agreement’s restrictions executives will also receive a pro rata bonus for the year of termination and 24 months of continued vesting of certain equity awards granted before the date of termination (and any stock options held by an executive on the date of termination shall remain exercisable until the earlier of the third anniversary of the date of termination or the stock option’s original expiration date). The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of the non-compete agreement. The non-compete agreements also require the executive to sign a waiver and release to receive payment and continued vesting.
Nonqualified Retirement Plans and Deferred Compensation Plans
All the NEOs participate in one or more nonqualified defined contribution retirement plans or deferred compensation plans through a Chubb employer. A change in control under the current provisions of the plans discussed below will not result in a distributable event in and of itself; however, the Chubb Deferred Stock Unit Plan provides participating executives with the opportunity to make an election to receive a distribution on a change in control. Further, whether an NEO’s termination is with or without cause does not impact entitlement to benefits under any of the nonqualified plans. Below is an overview of each plan.

Chubb US Supplemental Employee Retirement Plan
This is a nonqualified retirement plan for a select group of employees who are generally higher paid.
Eligible Bermuda-based employees who are also employed by a United States employer may participate in the Plan.

•
Contributions to this plan are made where Internal Revenue Code provisions limit the contributions of these employees under the Chubb US 401(k) Plan.

•
Contributions credited to this supplemental plan mirror the employee contributions and employer matching contributions that would have been made under the Chubb US 401(k) Plan and the non-discretionary 6% employer contribution that would have been made under the Chubb US 401(k) Plan but for the limits imposed by the Internal Revenue Code.

•
Vesting: Upon completion of two years of service, a participant vests in the employer contributions under this supplemental plan.

•
Distributions: After termination of employment, regardless of age or reason for termination. Distributions are generally made, or commence, if elected to be paid over more than one year, in February of the year following the participant’s termination of employment, subject to restrictions imposed by Internal Revenue Code Section 409A.

•
Chubb credits employer contributions once each year for participants employed on December 31.

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Executive Compensation – Potential Payments upon Termination or Change in Control

Chubb US Deferred
Compensation Plan
This is a nonqualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
Participants generally elect the time and form of payment at the same time that they elect to defer compensation. Participants may elect:

—
to receive distributions at a specified date or at termination of employment;

—
to receive distributions in the form of a lump sum or periodic payments;

—
a different distribution date and form of payment each time they elect to defer compensation. The new date and payment form will apply to the compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
The plan also credits employer contributions that would have been made or credited to the Chubb US 401(k) Plan or the Chubb US Supplemental Retirement Plan if the employee had received the compensation rather than electing to defer it, subject to the same vesting period as those plans.

Chubb Deferred Stock Unit Plan
This is a nonqualified deferred compensation sub-plan of the Chubb Limited 2016 Long-Term Incentive Plan for a select group of employees who are granted performance stock units (PSUs) or a mix of performance stock units and restricted stock units (RSUs).

•
Participants may elect to defer up to 100% of their PSU and RSU awards (and associated dividend equivalents) to the extent such awards are US-allocated compensation.

•
Participants will elect the time and form of payment at the same time that they elect to defer awards. Participants may elect:

—
to receive distributions at a specified date or at termination of employment;

—
to receive distributions in the form of a lump sum or periodic payments;

—
to receive a distribution upon a change in control; and

—
a different distribution date and form of payment each time they elect to defer new awards. The new date and payment form will apply to equity compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Earnings or losses credited to a participant’s notional plan account are based on the performance of notional investments and any credited dividend equivalents. All amounts credited to the plan will initially be notionally invested in Common Shares. However, participants have the option to change their notional investment from Common Shares to a pre-set investment fund lineup, subject to certain limitations and timing requirements.

Long-Term Equity Plans
All the NEOs participate in our long-term equity plan, the LTIP. Awards under the LTIP are generally subject to vesting, as set by the Compensation Committee as a part of each award.
Awards for our NEOs and other executive officers are subject to the terms and conditions of our clawback policies. Additionally, award agreements for these officers also contain a non-solicitation provision prohibiting the officer during the year following his or her separation from Chubb from soliciting or accepting insurance or reinsurance business from Chubb’s customers, agents or brokers that the officer (or the officer’s reports) recently communicated with or had access to confidential information about, and also from soliciting or hiring any of our employees.
Generally, all options and awards vest upon termination of employment due to death or disability. An NEO is disabled for purposes of accelerating vesting when the NEO, under the relevant employer-sponsored long-term disability plan, is determined to be disabled. If the NEO is not eligible to participate in an employer-sponsored disability plan, then the Compensation Committee makes this determination by applying standards similar to those applied under a disability plan. In making these determinations, the definition of disability is modified, where necessary, to comply with Internal Revenue Code Section 409A.
Generally, incentive stock options must be exercised within three months of the date of termination of employment. Upon termination of employment due to death or disability, the exercise period is extended to one year following the termination of employment. Upon retirement, the exercise period for the retiree is extended so that the termination is deemed to have occurred on the ten-year anniversary of the option grant date or, if earlier, the date of the retiree’s death.
In addition, for employees who meet certain criteria, unvested awards will continue to vest after retirement. To qualify for continued vesting, employees must be at least age 62 with 10 or more years of service, retire in good standing, sign an agreement and release as presented by the Company, and, for the Premium Award portion of PSU and PSA grants, provide the Company appropriate notice
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Executive Compensation – Potential Payments upon Termination or Change in Control when retirement occurs within six months of the grant date. The Compensation Committee (by recommendation from the CEO) may also exercise its discretion and grant continued vesting in unvested equity in connection with an employee’s separation from the Company who does not meet either the age 62 or 10 or more years of service criteria.
For additional information on the LTIP, including the proposed amended and restated LTIP, see Agenda Item 10.
Change in control
Equity-based compensation for all our NEOs will vest in the event of a change of control only if we terminate the participant’s employment without cause or if the participant resigns for good reason during the 180-day period immediately before a change in control or during the two-year period immediately following a change in control (i.e., double-trigger vesting). Pursuant to the terms of the applicable award agreements, and subject to the foregoing, restricted stock awards (RSUs and RSAs) and stock options vest upon a qualifying change in control and, with respect to performance-based equity awards (PSUs and PSAs), Target Awards vest and Premium Awards are forfeited in the event of a qualifying change in control.
Change in control under the Current LTIP means:
•
a person becomes a “beneficial owner” (as such term is used in Rule 13d-3 of the Exchange Act) of 50% or more of the voting stock of Chubb;

•
the majority of the Board consists of individuals other than incumbent directors (meaning the members of the Board on the effective date of the change in control); provided that any person becoming a director after that date, whose election or nomination for election was supported by three-quarters of the incumbent directors, will be considered to be an incumbent director;

•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb is disposed of due to a merger, consolidation or other transaction unless the shareholders of Chubb, immediately prior to such merger, consolidation or other transaction, beneficially own, directly or indirectly (in substantially the same proportion as they owned the voting stock of Chubb), all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb; or

•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of Chubb immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

For the purpose of this definition of change in control:
An “affiliate” of a person or other entity means a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.
“Voting stock” means capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
When determining if a change in control has occurred, where necessary, the definition of change in control is modified to comply with Internal Revenue Code Section 409A.
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Executive Compensation – U.S. SEC Pay Versus Performance Disclosure
U.S. SEC Pay Versus Performance Disclosure

This section sets forth the pay versus performance disclosure for the years 2021-2025 in accordance with SEC regulations. This section also includes certain non-GAAP financial measures, including core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in “Non-GAAP Financial Measures”.
The following sets forth the tabular pay versus performance disclosure required by SEC regulations, and includes measures that, in the Company’s assessment, are the most important financial performance measures used by the Company to link NEO “compensation actually paid” (as defined by SEC regulations) to Company performance for the most recently completed fiscal year.
Pay Versus Performance Table
Year	Summary Compensation Table total for PEO(a)	Compensation actually paid to PEO(a)(b)	Average Summary Compensation Table total for non-PEO named executive officers(a)	Average compensation actually paid to non-PEO named executive officers(a)(c)	Value of initial fixed $100 investment based on(d)		Chubb net income (in millions)	Core operating income (in millions)
					Total shareholder return	Peer group total shareholder return
2025	$33,180,582	$58,465,778	$9,338,482	$15,865,717	$219.13	$228.54	$10,310	$9,954
2024	$30,138,094	$55,361,558	$8,989,215	$15,449,569	$191.46	$193.19	$9,272	$9,142
2023	$27,661,317	$35,703,017	$7,867,777	$9,453,265	$154.54	$151.38	$9,028	$8,202
2022	$25,152,070	$44,160,566	$8,148,565	$12,454,746	$148.35	$142.22	$5,246	$6,429
2021	$23,181,184	$42,028,742	$7,014,834	$10,960,083	$127.88	$122.68	$8,525	$5,586
Additional Company Financial Performance Measures
Year	Core operating return on equity	Core operating return on tangible equity	P&C combined ratio	Tangible book value per share growth
2025	13.7%	20.5%	85.7%	25.7%
2024	13.8%	21.5%	86.6%	14.1%
2023	13.5%	21.2%	86.5%	21.3%
2022	11.1%	17.0%	87.6%	-20.4%
2021	9.9%	15.3%	89.1%	7.6%

(a)
The principal executive officer (PEO) for each year reflected in the table is Evan G. Greenberg, the Company’s Chairman and CEO. The non-PEO NEOs are John W. Keogh; John J. Lupica; Peter C. Enns; Juan Luis Ortega (2023-2025), Sean Ringsted (2023); Paul J. Krump ( 2021-2022); and Philip V. Bancroft (2021).

(b)
For Mr. Greenberg, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period(1)	Total
2025	$33,180,582	$(18,850,128)	$20,309,648	$5,126,057	$(1,204,273)	$19,903,892	$58,465,778
2024	$30,138,094	$(17,350,017)	$18,811,057	$7,775,398	$5,497,020	$10,490,006	$55,361,558
2023	$27,661,317	$(15,650,006)	$16,955,424	$423,109	$(2,704,453)	$9,017,626	$35,703,017
2022	$25,152,070	$(14,647,433)	$18,365,019	$6,082,084	$1,955,057	$7,253,769	$44,160,566
2021	$23,181,184	$(13,121,951)	$16,059,140	$7,561,095	$1,856,572	$6,492,703	$42,028,742

(1)
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with U.S. GAAP. For 2025, 2024, 2023, 2022 and 2021, the table reflects performance share Premium Awards granted in 2023, 2022, 2021, 2020 and 2019, respectively.

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(c)
For the other NEOs, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “average compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period(1)	Total
2025	$9,338,482	$(5,143,880)	$5,542,159	$1,373,613	$(295,695)	$5,051,038	$15,865,717
2024	$8,989,215	$(4,722,436)	$5,150,896	$2,070,807	$1,274,426	$2,686,661	$15,449,569
2023	$7,867,777	$(3,829,366)	$4,169,896	$95,118	$(494,626)	$1,644,466	$9,453,265
2022	$8,148,565	$(4,134,431)	$5,183,762	$1,497,256	$459,212	$1,300,382	$12,454,746
2021	$7,014,834	$(3,592,519)	$4,424,191	$1,545,637	$357,278	$1,210,662	$10,960,083

(1)
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with U.S. GAAP. For 2025, 2024, 2023, 2022 and 2021, the table reflects performance share Premium Awards granted in 2023, 2022, 2021, 2020 and 2019, respectively.

(d)
For purposes of calculating cumulative total shareholder return (TSR) of the Company and peer group, (i) 2025 TSR is based on 2021-2025 results; (ii) 2024 TSR is based on 2021-2024 results; (iii) 2023 TSR is based on 2021-2023 results; (iv) 2022 TSR is based on 2021-2022 results; and (v) 2021 TSR is based on 2021 results. The peer group used in this table is the Company’s Financial Performance Peer Group for TSR comparative purposes described elsewhere in this proxy statement. These companies for each period presented are The Allstate Corporation, American International Group, Inc., CNA Financial Corporation, The Hartford Financial Services Group, Inc., The Travelers Companies, Inc. and Zurich Insurance Group. The TSR of each company in the peer group has been weighted according to its respective stock market capitalization at the beginning of each period for which a TSR is provided. Calculations for both the Company and peer group include reinvested dividends.

Pay and Performance Alignment
In linking pay and performance, the Compensation Committee primarily focuses on the following financial performance measures (presented alphabetically in the tabular list below):
Most Important Financial Performance Measures
Core operating income
Core operating return on equity
Core operating return on tangible equity
P&C combined ratio
Tangible book value per share growth
In addition to the above, our Compensation Committee also evaluates 1-year and 3-year annualized TSR.
In determining NEO compensation for a particular year, the Compensation Committee conducts a holistic review of overall performance and considers the Company’s results on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group. The Committee also considers achievement of operational and strategic goals. Our compensation practices are designed to reward both Company and individual performance across a number of measures and criteria. The Committee does not focus on only one performance measure or consider one measure the “most important”; rather, the Committee’s review encompasses a holistic analysis of Company performance across different measures that capture various elements of the Company’s performance, including operating income, underwriting performance, balance sheet strength, shareholder value creation, and achievement of strategic and operational objectives. The Committee believes this approach provides a more measured, consistent and appropriate basis on which to base compensation decisions. While the Committee does not consider one measure as the “most important”, the Committee determined that, for purposes of the SEC’s pay versus performance disclosure this year, core operating income should be considered the Company-Selected Measure because it most fully encapsulates amongst the key metrics the profitability of the full range of the Company’s business. To provide a more representative presentation of the Committee’s review and analysis, we also included the other key measures noted above that, together with core operating income, represent collectively the most important financial performance measures in linking “compensation actually paid” and Company performance.
The following charts further present the relationship between CEO and other NEO “compensation actually paid” (as determined in accordance with SEC regulations) and Company performance based on the amounts and calculations set forth in the tables at the beginning of this section. The Compensation Committee believes that compensation decisions for the CEO and other NEOs reflect the Company’s overall financial, operating, strategic and stock price performance, and thus are aligned with shareholders.
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Executive Compensation – U.S. SEC Pay Versus Performance Disclosure
Net Income and Core Operating Income

$10.3B
$10.0B
$9.3B
$9.1B
$9.0B
$8.2B
$8.5B
$6.4B
$5.6B
$5.2B
$42.0M
$11.0M
$44.2M
$12.5M
$35.7M
$9.5M
$55.4M
$15.4M
$58.5M
$15.9M
2021
2022
2023
2024
2025
CEO
Average Other NEO
Chubb Net Income
Core Operating Income

Cumulative Total Shareholder Return versus Financial Performance Peer Group	P&C Combined Ratio

102 | 2026 Proxy Statement

Executive Compensation – U.S. SEC Pay Versus Performance Disclosure
Tangible Book Value Per Share Growth	Core Operating ROE and ROTE

Important Note. Several factors relating to equity grants and stock price performance account for differences in “compensation actually paid” in this SEC pay versus performance disclosure section and amounts in the Summary Compensation Table. First, the majority of each of our NEO’s compensation is delivered in the form of equity awards to directly tie a significant portion of compensation to medium- and long-term Company performance. In the case of performance-based equity, these awards cliff-vest at the end of a three-year performance period if established performance criteria are met. Time-based restricted stock and stock options vest over four and three years from the date of grant, respectively. As a result, a significant portion of NEO compensation is subject to stock price movement over time, and in the case of a year in which there is strong stock price performance, it will drive an increase in “compensation actually paid”, particularly as the fair value of awards granted for prior years’ compensation are included in the current year compensation total. The amounts disclosed would therefore exceed the Summary Compensation Table amounts due to stock price and Company performance delivering over the short-, medium- and long-term, further substantiating that our compensation program and the decisions made by the Compensation Committee are aligned with shareholder interests.
Second, accounting rules require that the grant date fair value of performance-based equity awards included in the Summary Compensation Table represent only the grant date fair value of the Target Awards, which excludes the additional Premium Award opportunity. The footnotes to our Summary Compensation Table include the grant date fair value of equity awards assuming the achievement of all performance conditions on Target Awards and Premium Awards, as well as disclosure on the vesting of performance shares in prior years. Also, Target and Premium Awards measure performance over a full three-year period, so while the fair value of Target Awards in the SEC pay versus performance table is included as of year-end of the grant year and subsequent years, and Premium Award fair value is measured as of year-end once the probable outcome of performance conditions are known, the awards do not cliff-vest and are not awarded (if at all) until the May following the end of the three-year performance period, when our stock price may be higher or lower. Inclusion of the year-end fair value of Premium Awards at the end of the three-year performance period due to the Company’s satisfaction of performance criteria relative to our peer group contributed to the increase in “compensation actually paid” compared to the Summary Compensation Table Amounts for the CEO and other NEOs for each of the years presented.
Finally, the timing of equity award grants presented in the pay versus performance table and Summary Compensation Table do not directly correlate with the Compensation Committee’s determination and approval of compensation for a particular year. The Summary Compensation Table discloses stock and option awards granted during the year. However, the Company approves annual equity awards for performance in a particular year in the following February, once prior year-end results are known. Therefore, the amounts included for stock and option awards granted in a particular year for Summary Compensation Table purposes — and therefore pay versus performance table purposes — generally relate to awards granted for performance in the prior year.
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Executive Compensation – Median Employee Pay Ratio
Median Employee Pay Ratio

Chubb is committed to delivering fair and competitive compensation to all our employees worldwide in our pursuit to attract and retain a highly qualified, experienced, talented and motivated workforce. We employ approximately 45,000 employees and have operations in 54 countries and territories around the world. Given our global presence and the geographical distribution of our workforce, our compensation program utilizes a variety of pay scales reflecting cost of living and other factors to determine how we compensate our employees in a particular region or country.
The 2025 total annual compensation of our CEO calculated for purposes of disclosure in the Summary Compensation Table of this proxy statement was $33,180,582, which was approximately 512 times the compensation of the median employee ($64,842) calculated in the same manner. The median employee is an accounts specialist based in the United States, and is the same employee used in the pay ratio calculation disclosed in our 2024 and 2025 proxy statements. We believe it is reasonable to continue to use the same employee for purposes of this calculation because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.
We identified the median employee by examining compensation information derived from our global human resources information systems for all employees as of December 31, 2023, excluding the CEO. In identifying the median employee, we assessed for all employees the sum of  (as applicable): 2023 base salary (for salaried employees), wages, excluding overtime (for hourly employees), commissions (for commissions-based employees), annual equity awards granted in 2023 (based on grant date value) and cash bonuses awarded in 2023 under variable compensation plans. We annualized base salaries for salaried employees who were employed by us on December 31, 2023, but were not employed for the full fiscal year.
The median employee’s total annual compensation calculated as above is not a good indicator of total annual compensation of any other individual or group of employees, and may not be comparable to the total annual compensation of employees at other companies who may award or calculate compensation differently and may have a different employment model in terms of the number and cost of employees.
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Audit Committee Report

The Audit Committee currently consists of four members, each of whom has been determined by the Board to be independent within the meaning of NYSE listing standards and the Company’s Categorical Standards for Director Independence, financially literate according to NYSE listing standards, and an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee operates under our Organizational Regulations and a written charter approved by the Board, copies of which are available on the Company’s website. As more fully described in the Organizational Regulations and charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company’s internal auditors and the performance, qualification and independence of the Company’s independent auditors, PricewaterhouseCoopers LLP and PricewaterhouseCoopers AG (collectively, PwC). In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any communications and complaints it receives. Employees, third-party individuals and organizations are encouraged to report concerns about the Company’s accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at: chmnaudit@chubb.com.
Internal control over financial reporting and financial statement matters
Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, and the Board oversees this process. Pursuant to the SEC’s rules and regulations, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles. As of December 31, 2025, management has evaluated the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control-Integrated Framework”, issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission in 2013. Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2025.
The Company’s management prepares the Company’s consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Company’s independent auditors audit the Company’s year-end financial statements and review the interim financial statements. PwC audited the consolidated financial statements of the Company included in the 2025 Form 10-K and issued an unqualified report on the fair presentation of the consolidated financial statements in accordance with U.S. GAAP as well as on the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2025. Further, PwC has audited the Swiss statutory financial statements of the Company and has issued an unqualified report that the accounting records and the statutory financial statements comply with Swiss law and the Company’s Articles of Association. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, PwC and other advisors. The Audit Committee annually reviews PwC’s independence and performance in connection with the Committee’s determination of whether to retain PwC or engage another firm as our independent auditor.
Meetings and additional sessions
The Committee met 14 times in 2025, plus one in-depth session covering various matters. At the four regularly scheduled quarterly meetings, the Audit Committee met with members of management and PwC to review Company matters, including internal and independent audits; loss reserve estimates and developments; compliance-related activities; the Company’s cybersecurity program and related exposures and risks; and other financial reporting and accounting, legal, tax and internal policy matters.
Additionally, at its February 2026 and February 2025 meetings, the Audit Committee met in joint session with the Risk & Finance Committee to review and discuss the Company’s enterprise risk management strategy, including risk priorities, perspectives and governance, and cybersecurity matters.
Management participants at Audit Committee meetings include the Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Chief Auditor, Chief Actuary, Head of Global Tax, legal counsel and others as requested. Also at the quarterly meetings, the Audit Committee meets in executive session (without management present), which may also include meetings with representatives of PwC and with the Company’s Chief Auditor, in each case to discuss the results of their examinations and their evaluations of the Company’s internal controls and overall financial reporting, as well as with the Company’s Chief Financial Officer, General Counsel and Chief Compliance Officer, as needed.
In January 2026, the Audit Committee met with the Chief Actuary to review, among other things, the external independent actuaries’ review and their annual independent assessment of the Company’s loss reserves. Also, at a February 2026 meeting, the Audit Committee reviewed and discussed the 2025 annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in our 2025 Form 10-K, with management and PwC prior to their filing with the SEC.
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Audit Committee Report
In 2025 the Audit Committee held four other meetings outside the Board’s quarterly meeting cycle to discuss various financial reporting and accounting matters, including new or potential accounting and disclosure updates, as well as PwC’s budgeted and actual fees for services. Members of the Audit Committee also met with the financial reporting senior leadership team and the internal audit leadership team to discuss how these teams fulfill their responsibilities and obligations as well as key initiatives, anticipated operational challenges and their methods to achieve efficiencies.
The Audit Committee also held four meetings with management and PwC at which the Company’s quarterly and annual earnings press releases, consolidated financial statements and MD&A disclosures (including significant accounting policies and judgments) were reviewed in advance of their public release.
In 2025 the Audit Committee additionally held its annual comprehensive in-depth session with members of management to focus on specific topics including cyber-related security controls and trends; sustainability reporting; third-party risk management; data privacy, risk approach and strategy; technology risk; use of AI within the Finance function; and additional finance, internal audit, tax, regulatory and accounting topics.
Communications with the independent auditors
The Audit Committee discussed with PwC all the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. These discussions included:
•
the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;

•
methods used to account for significant transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
critical audit matters disclosed in the independent auditor’s report;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates;

•
reviewed and approved the Company’s policy with regard to the hiring of former employees of the independent auditor;

•
reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO; and

•
disagreements, if any, with management over the application of accounting principles (of which there were none), the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit Committee reviewed all other material written communications between PwC and management.
The Audit Committee discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee. The Audit Committee Chair also met with members of PwC’s global leadership team to review accounting matters and elicit their perspective regarding conduct of the Chubb global audit.
Conclusion
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company’s management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board that the December 31, 2025 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K and that such report, together with the audited Swiss statutory financial statements of Chubb Limited, be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2025.
The foregoing report has been approved by all members of the Audit Committee.
Robert W. Scully, Chair	Nancy K. Buese	Nelson J. Chai	Theodore E. Shasta
106 | 2026 Proxy Statement

Information About the Annual General Meeting and Voting
Why is this proxy statement made available to me?
The Company and our Board of Directors is soliciting your vote for Chubb’s 2026 Annual General Meeting, which will be held at 11:45 a.m. Central European Time on Thursday, May 21, 2026, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy statement summarizes the information you need relating to the Annual General Meeting, including how to vote your shares.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials?
SEC rules allow companies to furnish proxy materials to shareholders via the Internet. If you receive a Notice Regarding the Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a printed copy of the proxy materials unless you request one. The Notice instructs you on how to access and review our proxy material, request a printed copy and submit your proxy over the Internet. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares. The Company intends to commence distribution of the Notice to shareholders on or about April 7, 2026.
How do I access proxy materials on the Internet?
Our proxy statement for the 2026 Annual General Meeting and our 2025 Annual Report will be available on or about April 7, 2026 at www.envisionreports.com/CB. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet. These proxy materials will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
You may request a printed copy of these proxy materials by any of the methods described on the Notice or by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
We encourage shareholders to elect to receive all future proxy materials electronically (including the Notice). This gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you are a shareholder of record, visit www.envisionreports.com/CB. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker, or other nominee for instructions or follow the instructions included in your proxy materials.
Who is entitled to vote?
March 27, 2026 is the record date for the Annual General Meeting. On that date, we had           Common Shares outstanding. Our Common Shares, par value of CHF 0.50 per share, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 27, 2026 are entitled to vote at the Annual General Meeting, except as provided below.
•
If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after March 27, 2026 but on or before May 4, 2026 and want to vote those shares at the Annual General Meeting, you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

•
If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on March 27, 2026 but sell your shares prior to May 4, 2026, you will not be entitled to vote those shares at the Annual General Meeting.

How many votes do I have?
Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
There are some differences between shares held of record and those owned beneficially. Most of our shareholders hold their shares through a broker, bank or other nominee (as beneficial owners in “street name”) rather than directly in their own name (shareholder of record).
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Information About the Annual General Meeting and Voting
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are the shareholder of record for those shares. The Notice is sent to you directly by Computershare. You have the right to grant your voting proxy directly to the independent proxy or to grant a signed, written proxy to any person, who does not need to be a shareholder, or to vote in person at the Annual General Meeting. If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the Notice or other proxy materials to you. You have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading “How do I vote in person at the Annual General Meeting?”. Your broker, bank or other nominee has enclosed directions for you to use on how to vote your shares.
May I vote via the Internet, mail or telephone?
You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
•
If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Telephone voting for record holders is not permitted.

•
If you are a beneficial owner and hold your shares in “street name”, you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

Whether or not you plan to attend the Annual General Meeting, we urge you to vote. Voting over the Internet, by telephone (in the case of beneficial owners) or by returning your proxy card by mail will not affect your right to attend the Annual General Meeting.
How do I vote by proxy given to the independent proxy if I am a record holder?
If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by requesting a proxy card, completing it and mailing it in the return envelope provided. At our 2025 annual general meeting, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2026 Annual General Meeting.
If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices when voting on the Internet or on your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors.
If new agenda items or new proposals or motions with respect to the agenda items are put before the Annual General Meeting, then by signing the proxy card or voting on the Internet, you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
We or our proxy solicitor may periodically receive voting updates in advance of the Annual General Meeting. The disclosure of vote information to the Company in advance of the Annual General Meeting will comply with applicable requirements. Shareholders seeking to benefit from Swiss voting confidentiality rules need to be registered as shareholders in the Company’s share register on or before May 4, 2026 and vote as registered shareholders.
Vote cut-off for record holders. You must complete your voting over the Internet or submit your proxy card so that it is received by 12:00 noon Eastern Time (6:00 p.m. Central European Time) on May 20, 2026.
How do I give voting instructions if I am a beneficial holder?
If you are a beneficial owner of shares, and give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. For example, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation proposals (whether advisory or binding) unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares are voted with respect to any matter treated as non-routine by the NYSE. See “How are votes counted?” for more information.
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Information About the Annual General Meeting and Voting
Vote cut-off for beneficial holders. You must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on May 19, 2026.
May I revoke or change my vote?
Yes. You may revoke or change your proxy by following the procedures described below.
•
For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on the Notice, or send in a signed proxy card with a later date. The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);

•
For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland;

•
For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted (to revoke your proxy, contact your broker, bank or other nominee); or

•
Attend the Annual General Meeting to revoke your proxy and vote in person, as described and following the instructions provided in “How do I vote in person at the Annual General Meeting?”.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
How do I vote in person at the Annual General Meeting?
You may vote shares held directly in your name as the shareholder of record in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting and you are a record holder, then you must bring your admission ticket (which you may obtain as described below) and government-issued identification such as a driver’s license or passport. You may also appoint another person to represent you at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification and an admission ticket to the Annual General Meeting.
You may vote shares beneficially owned and held in street name in person only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, then you must bring to the Annual General Meeting government-issued identification and a written, signed proxy from the shareholder of record giving you the right to vote the shares. You must also request and bring an admission ticket.
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 550 Madison Avenue, 36th Floor, New York, New York 10022) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice containing your control number. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the beneficial owner of the shares.
To allow time for processing, please submit requests for admission tickets by May 11, 2026. Admission tickets are not transferable.
How many shares need to be present to hold the Annual General Meeting?
There is no quorum requirement under Swiss law.
Are Chubb shares subject to share blocking or re-registration?
No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Annual General Meeting. Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the Notice in the mail, then your shares are properly registered to vote, unless you sell your shares prior to May 4, 2026.
What vote is required to approve each agenda item?
The approval of each agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, with the exception of Agenda Items 3, 9, 11.3, and 12.
Agenda Item 3 (discharge of the Board of Directors) requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting the votes of any director, nominee or executive officer of the Company or any votes represented by the Company, or abstentions, broker non-votes or blank or invalid ballots.
Agenda Item 9 (capital band) requires the affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.
Agenda Items 11.3 (Swiss compensation report) and 12 (U.S. say-on-pay) are each advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the
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Information About the Annual General Meeting and Voting
particular agenda item on an advisory basis if the agenda item receives the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, in each case not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?
For each agenda item, your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN” (and, with respect to agenda items with sub-parts, you may cast your vote separately for each sub-part). Here is how to make sure your votes are counted:
•
If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendations of the Board on all agenda items.

•
If you are a beneficial owner, and your shares are held by a broker, then it is important that you provide instructions to your broker so that your vote with respect to non-routine agenda items is counted. If you sign your broker voting instruction card with no further instructions, then your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. For example, because we believe Agenda Item 3 (discharge of the Board of Directors), Agenda Item 5 (election of directors), Agenda Item 6 (election of Chairman), Agenda Item 7 (election of Compensation Committee), Agenda Item 10 (approval of equity plan), Agenda Item 11 (Swiss director and Executive Management compensation), and Agenda Item 12 (U.S. say-on-pay) to be non-routine matters, your vote on these agenda items will not be counted unless you provide your broker with voting instructions. However, the determination of whether a proposal is routine or non-routine will be made by the NYSE based on its rules that regulate member brokerage firms.

How will our directors, nominees and executive officers vote?
At the close of business on March 27, 2026, our directors, nominees and executive officers owned and were entitled to vote an aggregate of           Common Shares, which represented approximately    % of our outstanding Common Shares. Each of our directors, nominees and executive officers have indicated their present intention to vote, or cause to be voted, their shares in accordance with the Board’s recommendation on all of the agenda items at the Annual General Meeting, apart from Agenda Item 3, the discharge of the Board of Directors, where their vote will not be counted in accordance with Swiss law.
What is the effect of broker non-votes and abstentions?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Abstentions and broker non-votes will not be considered in the vote and will not have an impact on any of the agenda items being voted upon at the Annual General Meeting, except that abstentions will have the effect of being a vote against Agenda Item 9 (capital band) since approval requires the affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.
What are the costs of soliciting these proxies and who will pay them?
The Company will pay all the costs of soliciting its proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of approximately $31,500 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?
We will publish the voting results in a Form 8-K that we will file with the SEC by May 28, 2026. You will be able to find the Form 8-K on our website at investors.chubb.com/financials/sec-filings/default.aspx.
Do directors attend the Annual General Meeting?
While we do not have a formal policy regarding Board member attendance at annual general meetings of shareholders, we encourage each member of the Board of Directors to attend each annual general meeting. All of our directors then in office and nominees attended our 2025 annual general meeting.
What are Chubb’s responsibilities in handling my personal data as a shareholder?
In order for the administration of our shareholder relationship with you, including to facilitate delivery of proxy materials and voting in connection with general meetings, and in making dividend payments, we or third parties who help us with the administration of our interactions with you as a shareholder, such as our transfer agent, may use personal information which you supply to us. We are aware of our responsibilities to handle your personal data with the utmost care, to keep it secure and comply with applicable privacy and data protection laws. For further information, please see our Shareholder Privacy Policy at
investors.chubb.com/swiss-shareholder-privacy-policy/default.aspx.
110 | 2026 Proxy Statement

Information About the Annual General Meeting and Voting – Organizational Matters Required by Swiss Law
What is householding?
We may deliver only one copy of the Notice to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of the Notice or any other proxy materials to any shareholder residing at an address to which only one copy of the Notice was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or
+1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 43006, Providence RI 02940-3006 USA.
Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting
Shareholders who are registered in the share register on March 27, 2026 will receive an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares will receive the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
In order to attend the Annual General Meeting in person, shareholders of record must bring their admission ticket (which may be obtained as described below) and government-issued identification such as a driver’s license or passport. A shareholder may also appoint another person to represent him or her at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification, and an admission ticket to the Annual General Meeting.
Beneficial owners who wish to vote in person at the Annual General Meeting must obtain a signed proxy from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an admission ticket and government-issued identification.
Beneficial owners who have not obtained a proxy from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in this section “Information About the Annual General Meeting and Voting”.
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 550 Madison Avenue, 36th Floor, New York, New York 10022) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. To allow time for processing, please submit requests for admission tickets by May 11, 2026. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 27, 2026 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 27, 2026 but on or before May 4, 2026 and wish to vote those shares at the Annual General Meeting will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register who have sold their shares prior to May 4, 2026 are not entitled to vote those shares at the Annual General Meeting.
Granting of proxy to the independent proxy
If you are a shareholder of record, you have the right to grant your voting proxy to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 12:00 noon Eastern Time (6:00 p.m. Central European Time) on May 20, 2026. The voting cutoff for beneficial owners is 11:59 p.m. Eastern Time on May 19, 2026.
Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
2026 Proxy Statement | 111

Information About the Annual General Meeting and Voting – Forward-Looking Statements and Website References
Admission Office
The admission office opens on the day of the Annual General Meeting at 11:30 a.m. Central European Time. Shareholders attending the meeting are required to present the proof of admission described above in “Admission to the Annual General Meeting” at the entrance.
Annual Report of Chubb Limited
The Chubb Limited 2025 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, and the statutory auditor’s reports, is available at www.envisionreports.com/CB or on the Company’s website in the Investor Relations section at investors.chubb.com/financials/annual-reports/default.aspx. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Publication of Invitation in Switzerland
In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Annual General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.
Shareholder Submitted Agenda Items for an Annual General Meeting

How do I submit a matter for inclusion in next year’s proxy material?
If you wish to submit a matter to be considered for inclusion in the proxy material for the 2027 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Proposed shareholder proposal agenda items must be received no later than 5:00 p.m. Central European Time on December 8, 2026 and otherwise comply with the SEC requirements under Rule 14a-8 of the Exchange Act to be eligible for inclusion in the Company’s 2027 annual general meeting proxy statement.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for inclusion on the Company’s proxy card must provide the notice and additional information required by Exchange Act Rule 14a-19 to the Company at the address above not later than February 20, 2027, and must otherwise comply with the requirements of Rule 14a-19(b) of the Exchange Act, Swiss law and our Articles of Association. The notice and information required by Rule 14a-19 are in addition to the advance notice requirements of our Articles of Association and do not extend any deadline under our Articles of Association.
How do I submit an additional item for the agenda at an annual general meeting?
In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares of at least 0.5% of the Company’s share capital (2,000,604 shares as of March 27, 2026) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 90 days prior to the anniversary date of the prior year’s annual general meeting. Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any shareholder proposal requests received after December 8, 2026 or not otherwise compliant with the SEC requirements for shareholder proposals, or any shareholder director nominations not compliant with SEC or Swiss requirements or our Articles of Association, may not be eligible for inclusion in the proxy material for the 2027 annual general meeting. New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented and qualified to participate in the meeting.
Forward-Looking Statements and Website References

Forward-looking statements made in this proxy statement, such as those related to Company performance, growth opportunities, commitments and initiatives, and our expectations and intentions and other statements that are not historical facts, reflect our current views with respect to future events and financial performance, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, factors identified in our other filings with the SEC.
References to our website in this proxy statement are for informational purposes only, and the information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
112 | 2026 Proxy Statement

Non-GAAP Financial Measures
In presenting our results for purposes of our compensation determinations, in this proxy statement we included and discussed certain non-GAAP financial measures. The below non-GAAP financial measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with U.S. GAAP.
As Adjusted results in this proxy statement are results for prior periods presented in accordance with the Long-Duration Targeted Improvements (LDTI) U.S. GAAP guidance.
Core operating income relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuate in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, including legal and professional fees and all other costs directly related to acquisition integration activities, as well as severance expenses associated with transformation initiatives to enhance operational efficiency. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses and severance are not indicative of our underlying profitability, and excluding these integration expenses and severance facilitates the comparison of our financial results to our historical operating results. Additionally, we exclude the non-recurring tax benefit from the Bermuda Economic Transition Adjustment enacted in 2023 and adjusted in 2024 and subsequent years’ amortization of the related deferred tax asset, which we believe provides investors with a better view of our operating performance, enhances the understanding of the trends in the underlying business, improves comparability between periods and provides increased transparency compared to the prior presentation of the non-recurring tax benefit. References to core operating income measures mean net of tax, whether or not noted.
2026 Proxy Statement | 113

Non-GAAP Financial Measures
The following table presents the reconciliation of Chubb net income to Core operating income and Chubb net income per share to Core operating income per share:
(in millions of U.S. dollars, except share and per share data)	Full Year 2025	Full Year 2024	Full Year 2023	As Adjusted Full Year 2022	As Adjusted Full Year 2021	Full Year 2020	% Change
							25 vs 24	25 vs 22	25 vs 20
Chubb net income	$10,310	$9,272	$9,028	$5,246	$8,525	$3,533	11.2%	96.5%	192.0%
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	15	7	5	(20)	(64)	(95)
Tax (expense) benefit on amortization adjustment	(6)	(5)	(8)	1	11	17
Integration expenses and severance, pre-tax	(78)	(39)	(69)	(48)	—	—
Tax benefit on integration expenses and severance	17	7	14	10	—	—
Adjusted realized gains (losses), pre-tax(1)	(1)	(413)	(539)	(1,074)	1,038	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax(2)	718	512	422	(262)	2,134	821
Tax (expense) benefit on adjusted net realized gains (losses)	60	146	173	130	(271)	(24)
Market risk benefits gains (losses), pre-tax	(288)	(140)	(307)	80	91	—
Tax (expense) benefit on market risk benefits gains (losses)	43	—	—	—	—	—
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024 and 2023) from Bermuda law	(124)	55	1,135	—	—	—
Core operating income	$9,954	$9,142	$8,202	$6,429	$5,586	$3,313	8.9%	54.8%	200.6%
Denominator: adj. wtd. avg. shares outstanding and assumed conversions	401,513,338	408,486,435
Diluted earnings per share:
Chubb net income	$25.68	$22.70					13.1%
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.02	0.01
Integration expenses and severance, net of tax	(0.15)	(0.08)
Adjusted net realized gains (losses), net of tax	1.94	0.60
Market risk benefits gains (losses), net of tax	(0.61)	(0.34)
Amortization of deferred tax asset (2025) and non-recurring tax benefit (2024) from Bermuda law	(0.31)	0.13
Core operating income	$24.79	$22.38					10.8%

(1)
Excludes realized gains (losses) on crop derivatives of  $(16) million, $(5) million, $(5) million, $(11) million, $(8) million, and $1 million for full year 2025, 2024, 2023, 2022, 2021, and 2020, respectively, and realized gains (losses) on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses of  $(67) million and $213 million for full year 2025 and 2024, respectively, and nil for all other years presented.

(2)
Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in Other income (expense) in our income statement on a U.S. GAAP basis.

114 | 2026 Proxy Statement

Non-GAAP Financial Measures
Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk — market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.
(in millions of U.S. dollars, except ratios)	Full Year 2025	Full Year 2024	Full Year 2023	As Adjusted Full Year 2022	Full Year 2021(1)	% Pt Change 25 vs 24
Chubb net income	$10,310	$9,272	$9,028	$5,246	$8,539
Core operating income	$9,954	$9,142	$8,202	$6,429	$5,569
Equity-beginning of period, as reported	$64,021	$59,507	$50,519	$58,328	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(4,552)	(4,177)	(7,279)	2,256	4,673
Less: changes in current discount rate on FPB, net of deferred tax	(539)	51	(75)	(1,399)	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(16)	(22)	(24)	(57)	—
Equity-beginning of period, as adjusted	$69,128	$63,655	$57,897	$57,528	$54,768
Less: Chubb goodwill and other intangible assets, net of tax	23,800	23,853	20,455	19,456	19,916
Equity-beginning of period, as adjusted, excluding Chubb goodwill and other intangible assets	$45,328	$39,802	$37,442	$38,072	$34,852
Equity-end of period, as reported	$73,757	$64,021	$59,507	$50,519	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(1,997)	(4,552)	(4,177)	(7,279)	2,256
Less: changes in current discount rate on FPB, net of deferred tax	(344)	(539)	51	(75)	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(23)	(16)	(22)	(24)	—
Equity-end of period, as adjusted	$76,121	$69,128	$63,655	$57,897	$57,458
Less: Chubb goodwill and other intangible assets, net of tax	24,391	23,800	23,853	20,455	19,456
Equity-end of period, as adjusted, excluding Chubb goodwill and other intangible assets	$51,730	$45,328	$39,802	$37,442	$38,002
Weighted average equity, as reported	$68,889	$61,764	$55,013	$54,424	$59,578
Weighted average equity, as adjusted, excluding Chubb goodwill and other intangible assets	$48,529	$42,565	$38,622	$37,757	$36,427
Weighted average equity, as adjusted	$72,625	$66,392	$60,776	$57,713	$56,113
ROE	15.0%	15.0%	16.4%	9.6%	14.3%	—
Core operating ROTE	20.5%	21.5%	21.2%	17.0%	15.3%	-1.0pt
Core operating ROE	13.7%	13.8%	13.5%	11.1%	9.9%	-0.1pt

(1)
Full Year 2021 ROE, Core operating ROTE, and Core operating ROE measures are unadjusted for LDTI.

2026 Proxy Statement | 115

Non-GAAP Financial Measures
Combined ratio, a U.S. GAAP measure, and P&C combined ratio each measure the underwriting profitability of our property & casualty business. We exclude the Life Insurance segment from combined ratio and P&C combined ratio as we do not use these measures to monitor or manage that segment. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.
Current accident year (CAY) P&C combined ratio excluding catastrophe losses excludes catastrophe losses (Cats) and prior period development (PPD) from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.
The following table presents the reconciliation of combined ratio to P&C combined ratio and CAY P&C combined ratio excluding Cats:
	Full Year 2025	Full Year 2024	Full Year 2023	Full Year 2022	Full Year 2021
Combined ratio	85.7%	86.6%	86.5%	87.6%	89.1%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%	0.0%	0.0%
P&C combined ratio	85.7%	86.6%	86.5%	87.6%	89.1%
Less: catastrophe losses	6.3%	5.5%
Less: prior period development	(2.5)%	(2.0)%
CAY P&C combined ratio excluding Cats	81.9%	83.1%
Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) or in other income (expense) in our income statement on a U.S. GAAP basis. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.
The following table presents the reconciliation of net investment income to adjusted net investment income:
(in millions of U.S. dollars)	Full Year 2025	Full Year 2024	% Change 25 vs 24
Net investment income	$6,465	$5,930	9.0%
Less: amortization expense of fair value adjustment on acquired invested assets	(8)	(16)
Add: other income (expense) from private equity partnerships	474	430
Adjusted net investment income	$6,947	$6,376	9.0%
Book value per common share is Chubb shareholders’ equity divided by the shares outstanding. Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.
116 | 2026 Proxy Statement

Non-GAAP Financial Measures
The following tables present the reconciliation of book value per common share to tangible book value per common share:
(in millions of U.S. dollars, except share and per share data)	December 31, 2025	December 31, 2024	December 31, 2023	As Adjusted December 31, 2022	As Adjusted December 31, 2021	% Change				% Pt Change 25 vs 24
						25 vs 24	24 vs 23	23 vs 22	22 vs 21
Chubb shareholders’ equity	$73,757	$64,021	$59,507	$50,519	$58,328
Less: Chubb goodwill and other intangible assets, net of tax	24,391	23,800	23,853	20,455	19,456
Numerator for tangible book value per share	$49,366	$40,221	$35,654	$30,064	$38,872
Denominator: shares outstanding	391,101,227	400,703,663	405,269,637	414,594,856	426,572,612
Book value per common share	$188.59	$159.77	$146.83	$121.85	$136.74	18.0%	8.8%	20.5%	-10.9%	9.2pts
Tangible book value per common share	$126.22	$100.38	$87.98	$72.51	$91.13	25.7%	14.1%	21.3%	-20.4%	11.6pts
(in millions of U.S. dollars, except share and per share data)	December 31, 2021(1)	December 31, 2020	% Change 21 vs 20
Chubb shareholders’ equity	$59,714	$59,441
Less: Chubb goodwill and other intangible assets, net of tax	19,456	19,916
Numerator for tangible book value per share	$40,258	$39,525
Denominator: shares outstanding	426,572,612	450,732,625
Book value per common share	$139.99	$131.88	6.1%
Tangible book value per common share	$94.38	$87.69	7.6%

(1)
December 31, 2021 book value per common share and tangible book value per common share are unadjusted for LDTI for better comparison with December 31, 2020.

P&C underwriting income excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses and severance, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses). P&C CAY underwriting income excluding Cats is P&C underwriting income adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.
2026 Proxy Statement | 117

Non-GAAP Financial Measures
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income excluding Cats:
(in millions of U.S. dollars)	Full Year 2025	Full Year 2024	% Change 25 vs 24
Net income	$10,622	$9,640
Less: income tax expense	(2,442)	(1,815)
Amortization expense of purchased intangibles	(301)	(323)
Other income (expense)	1,297	1,023
Interest expense	(764)	(741)
Net investment income	6,465	5,930
Net realized gains (losses)	211	117
Market risk benefits gains (losses)	(288)	(140)
Integration expenses and severance	(79)	(39)
Life Insurance underlying income (loss)(1)	(41)	(227)
Add: realized gains (losses) on crop derivatives	(16)	(5)
P&C underwriting income	$6,528	$5,850	11.6%
Less: catastrophe losses (including reinstatement premiums) – pre-tax	(2,921)	(2,387)
Favorable prior period development (PPD) – pre-tax	1,133	856
P&C CAY underwriting income excluding Cats	$8,316	$7,381	12.7%

(1)
Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

118 | 2026 Proxy Statement

Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10

CHUBB LIMITED 2016
LONG-TERM INCENTIVE PLAN
(As Amended and Restated as of the Effective Date)
SECTION 1
GENERAL
1.1.   History, Purpose, and Effective Date. The Chubb Limited 2016 Long-Term Incentive Plan (the “Plan”) was established by Chubb Limited (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s Stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. The Plan was originally adopted as of May 16, 2016, and was amended and restated as of May 20, 2021. The following provisions constitute an amendment, restatement and continuation of the Plan as of the date on which the Plan is approved by the Company’s shareholders (which date is referred to herein as the “Effective Date”).
1.2.   Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.
1.3.   Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be governed by and subject to all terms set forth in the Plan. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definitional provisions of Section 8).
SECTION 2
OPTIONS AND SARS
2.1.   Definitions.
(a)
The grant of an “Option” entitles the Participant to purchase shares of Stock at the Exercise Price. Any Option granted under this Section 2 may be either an incentive stock option (an “ISO”) or a non-qualified stock option (an “NQSO”), as determined in the discretion of the Committee and in accordance with applicable law. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b). An “NQSO” is an Option that is not intended to be an “incentive stock option” as that term is described in Code Section 422(b). An Option shall be deemed to be an NQSO unless it is specifically designated as an ISO by the Committee at the time of grant or, if an Option is so designated, to the extent that it does not otherwise satisfy the requirements of an ISO.

(b)
A stock appreciation right (an “SAR”) entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) the Exercise Price.

2.2.   Exercise Price. The “Exercise Price” of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock), subject to the proviso relating to Substitute Awards in Section 2.7.
2.3.   Exercise. Each Option and SAR granted under this Section 2 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and not inconsistent with the Plan. In no event, however, shall an Option or SAR expire later than (or be exercisable after) ten years after the date of its grant.
2.4.   Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:
(a)
Subject to the following provisions of this subsection 2.4, the Exercise Price for each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise; except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise.

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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10
(b)
Subject to applicable law, the Exercise Price shall be payable in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock (including shares of Stock that would otherwise be distributable upon the exercise of the Option) acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)
Subject to applicable law, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5.   Settlement of Options and SARs. Settlement of Options and SARs is described in subsection 4.7.
2.6.   No Repricing. Except for either adjustments pursuant to paragraph 4.2(g) (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company’s shareholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower Exercise Price or a Full Value Award. Except as approved by the Company’s shareholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment or the grant of any other Award if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Stock.
2.7.   Grants of Options and SARs. An Option may but need not be granted in tandem with an SAR, and an SAR may but need not be granted in tandem with an Option. If an Option is granted in tandem with an SAR, the Exercise Price of both the Option and SAR shall be the same, and the exercise of the Option or SAR with respect to a share of Stock shall cancel the corresponding tandem SAR or Option right with respect to such share. If an SAR is granted in tandem with an Option but is granted after the grant of the Option, or if an Option is granted in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same Exercise Price as the earlier granted Award, but the Exercise Price for the later granted Award may not be less than the Fair Market Value of the Stock at the time of such grant; provided that, the Exercise Price of any Substitute Award shall be determined by the Committee, in its discretion, and may, to the extent the Committee determines necessary in order to preserve the value of such other award, be less than the Fair Market Value of a share of Stock on the date of grant of such Substitute Award. No dividend equivalents (current or deferred) with respect to any Option or SAR shall be granted under the Plan.
SECTION 3
FULL VALUE AWARDS AND CASH INCENTIVE AWARDS
3.1.   Full Value Awards. A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future (including restricted stock, restricted stock units, performance shares, and performance stock units) which is contingent on continuing service, the achievement of performance objectives during a specified period, or other restrictions as determined by the Committee or in consideration of a Participant’s previously performed services or surrender of other compensation that may be due. The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.
3.2.   Cash Incentive Award. A Cash Incentive Award is the grant of a right to receive a payment of cash (or in the discretion of the Committee, Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance or other objectives over a specified period established by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.
SECTION 4
OPERATION AND ADMINISTRATION
4.1.   Effective Date and Effect on 2021 Plan Amendment and Restatement. The Plan, as amended and restated, shall be effective as of the Effective Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the tenth anniversary of the Effective Date. Prior to the Effective Date (or if the Effective Date does not occur), Awards may continue to be made under the 2021 Plan Amendment and Restatement.
4.2.   Shares and Certain Limitations Under the Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:
(a)
The shares of Stock with respect to which Awards may be made under the Plan shall be (i) shares authorized but unissued; (ii) to the extent permitted by applicable law, shares held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions; or (iii) shares purchased in the open market by a direct or indirect wholly-owned Subsidiary of the Company. The Company may contribute to a direct or indirect wholly-owned Subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired. The Chairman, the Chief Executive Officer or any executive officer of the Company shall have the authority to determine (or delegate to a designee to determine) whether and to what extent shares may be purchased in the open market by a Subsidiary and whether and to what extent the Company may contribute amounts to a Subsidiary to accomplish such purchase.

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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10
(b)
Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 45,200,000 shares of Stock (which number includes all shares available for delivery under this clause (i) since the initial establishment of the 2016 Plan), plus (ii) shares of Stock subject to awards outstanding under the Prior Plan immediately prior to the Effective Date that are forfeited, expire or are cancelled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan. Substitute Awards will not be counted against the number of shares of Stock reserved under this Plan.

(c)
To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

(d)
Shares of Stock with respect to an Award will be treated as delivered for purposes of the determination under paragraph 4.2(b), subject to the following:

(i)
To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, expires or is cancelled, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph 4.2(b).

(ii)
Subject to the provisions of subparagraph (i) above, the total number of shares covered by an Award will be treated as delivered for purposes of this paragraph 4.2(d) to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if an Award denominated in shares of Stock is settled in cash, the total number of shares with respect to which such payment is made shall be considered to have been delivered; (B) if shares covered by an Award are used to satisfy the applicable tax withholding obligation, the number of shares held back by the Company to satisfy such withholding obligation shall be considered to have been delivered; (C) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation, including shares of Stock that would otherwise be distributable upon the exercise of the Option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; (D) if cash or shares of Stock are delivered in settlement of the exercise of an SAR, the total number of shares with respect to which such SAR is exercised shall be deemed delivered; and (E) if shares of Stock are repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, the total number of such shares repurchased shall be deemed delivered.

(e)
Subject to paragraph 4.2(g) and except for Substitute Awards, the following additional maximums are imposed under the Plan:

(i)
The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 45,200,000 shares; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

(ii)
The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to subsection 3.1 (relating to Full Value Awards) shall be 22,600,000 shares.

(f)
If an Award is denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the limits of paragraph 4.2(e) shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash. If an Award is denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the limits of paragraph 4.2(e) shall be applied based on the methodology used by the Committee to convert the amount of cash into shares of Stock. If the delivery of Stock or cash is deferred until after the Stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period shall be disregarded.

(g)
The following shall apply with respect to the terms of the Plan and Awards granted thereunder:

(i)
In the event of a corporate transaction involving the Company, including, without limitation, any stock dividend, stock split, extraordinary cash dividend (other than regular, quarterly cash dividends), recapitalization, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), merger, amalgamation, consolidation, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares, any partial or complete liquidation of the Company, or any other extraordinary or unusual event affecting the Company’s Stock without the Company’s receipt of consideration, the Committee shall, subject to applicable law, adjust Awards to reflect the transaction(s) as may be determined to be appropriate and equitable by the Committee, in its sole discretion. Action by the Committee may include, in its sole discretion, equitable adjustment to (A) the number and kind of shares available for grant or delivery under the Plan; (B) the number of shares or Awards that may be granted to any individual under the Plan or that may be granted pursuant to any provision or types of Awards; (C) the number and kind of shares, units or other property subject to outstanding Awards and the Exercise Price of an Option or SAR; and/or (D) any other adjustments to the terms of Awards that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested

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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10 at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess (if any) of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price) provided, however, that any fractional shares resulting from such adjustments in the preceding clauses (A) through (D) shall, unless determined otherwise by the Committee, be eliminated. Any adjustments to outstanding Awards are intended be consistent with Code Section 409A, Code Section 457A and/or Code Section 424, to the extent applicable. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
(ii)
In no event shall this paragraph 4.2(g) be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (A) would result in accelerated recognition of income or imposition of additional tax under Code Section 409A; or (B) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code Section 409A, provided that the restriction of this clause (B) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being Deferred Compensation subject to Code Section 409A.

(h)
Except for Awards granted under the Plan with respect to shares of Stock which do not exceed, in the aggregate, five percent (5%) of the total number of shares of Stock reserved for delivery pursuant to subsection 4.2(b) and excluding Substitute Awards, any Award (i.e., any grants made under the Plan, including without limitation, Options, SARs, Full Value Awards and Cash Incentive Awards) shall condition a Participant’s right to become vested in the Award on completion of a minimum period of service with the Company or any Subsidiaries of at least one (1) year in the case of a service-based award and a minimum performance period of at least one (1) year in the case of a performance-based award, except, in any case, if accelerated, to the extent permitted by the Committee, in the event of the Participant’s death or disability, retirement, involuntary termination, or change in control.

4.3.   General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)
Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, without limitation, the requirements of the United States Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b)
To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4.   Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns (provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) shall be limited to shares held by the Participant for not less than six months prior to the payment date); or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan, provided, however, that such shares under this clause (iii) may be used to satisfy up to the Company’s maximum statutory withholding obligation (based on maximum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).
4.5.   Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations. Notwithstanding the provisions of subsection 2.2, Options and SARs granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of a share of Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award. The provisions of this subsection 4.5 shall be subject to the provisions of paragraph 4.2(g).
4.6.   Dividends and Dividend Equivalents. An Award (other than an Option or SAR) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee; provided, however, that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting based on the achievement of performance objectives shall be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such
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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10 conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents. The provisions of this subsection 4.6 shall be subject to the provisions of subsection 4.16.
4.7.   Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards (subject to subsection 2.6), or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee. The provisions of this subsection 4.7 shall be subject to the provisions of subsection 4.16.
4.8.   Transferability. Awards under the Plan are not transferable except transfers (i) designated by the Participant by will or by the laws of descent and distribution, and (ii) without consideration to the extent permitted by the Committee.
4.9.   Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
4.10.   Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.
4.11.   Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.
4.12.   Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
4.13.   Limitation of Implied Rights.
(a)
Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)
The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14.   Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under any Qualified Retirement Plan, any nonqualified plans maintained by the Participant’s employer, or any other retirement, profit-sharing, severance, benefit, or any other plans maintained or sponsored by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
4.15.   Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
4.16.   Code Section 409A or Code Section 457A. Notwithstanding any other provision of the Plan or an Award to the contrary, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A or Code Section 457A, it is the intent of the Company that the agreement evidencing the Award incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1) or Code Section 457A, as applicable, and that such agreement and the terms of the Plan as applicable to such Award be interpreted and construed in compliance with Code Section 409A and Code Section 457A, and, in each case, the Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding anything in the Plan to the contrary, if the Committee considers a Participant to be a “specified employee” under Code Section 409A at the
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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10 time of such Participant’s “separation from service” (as defined in Code Section 409A), and any amount hereunder is Deferred Compensation, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Code Section 409A. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith. Although the Company and the Committee intend to administer the Plan so that it will comply with the requirements of Code Section 409A and Code Section 457A, neither the Company nor the Committee represents or warrants that the Plan or any Award will comply with Code Section 409A or Code Section 457A or any other provision of federal, state, local, or non-United States law. Neither the Company, its Subsidiaries, nor their respective directors, officers, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant may owe as a result of participation in the Plan, and the Company and its Subsidiaries shall have no obligation to indemnify or otherwise protect any Participant from the obligation to pay any taxes pursuant to Code Section 409A or Code Section 457A.
4.17.   Compliance with Legal and Stock Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock, other securities or property under any Award until completion of such regulatory compliance requirements or other required action under any law, rule, or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in compliance with applicable laws, rules, and regulations.
4.18.   Data Protection. The Participant is on notice that, in connection with his or her participation in the Plan, the Company will process certain personal information about the Participant and persons closely associated with the Participant, by means of an automated data file, including, but not limited to, name, home address and telephone number, email address, date of birth, social insurance, social security, passport or other identification number (e.g., resident registration number), employee identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Awards or any other entitlement to shares of Stock awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor (“Personal Information”). The Personal Information may be provided by the Participant or collected, where lawful, from third parties. Such Personal Information may be processed by the Company and its Subsidiaries or Affiliates, trustees of any employee benefit trust, third party service providers, third party administrators, registrars, or brokers. Processing of Personal Information will be for the purpose of implementing, operating, assessing, managing and administering the Plan. Personal Information may be transferred to jurisdictions that do not provide the same protection for the information as the Participant’s home country. Under privacy laws in some jurisdictions, individuals’ consent may be required for the processing of Personal Information. Where such laws apply, by participating in the Plan, the Participant consents to the processing of Personal Information described above.
SECTION 5
CHANGE IN CONTROL
Subject to the provisions of paragraph 4.2(g) (relating to the adjustment of shares), the occurrence of a Change in Control shall have the effect, if any, with respect to any Award as set forth in the Award Agreement or, to the extent not prohibited by the Plan or the Award Agreement, as provided by the Committee.
SECTION 6
COMMITTEE
6.1.   Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation Committee of the Board (the “Committee”). If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. To the extent that the Board, the Committee, or a subcommittee administers the Plan in accordance with this Section 6, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee.
6.2.   Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:
(a)
Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b)
To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, Switzerland, and Bermuda, the Committee will

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Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10 have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States, Switzerland, and Bermuda.
(c)
The Committee will have full power and express discretionary authority to interpret and administer the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to define terms not otherwise defined herein, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. All powers of the Committee shall be executed in its sole discretion and its determinations need not be uniform as applied to similarly situated individuals.

(d)
Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)
In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the Articles of Association, applicable stock exchange requirements, and applicable law.

Without limiting the generality of the foregoing, it is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Code Section 409A or Code Section 457A, the Plan and the Awards comply with the requirements of Code Section 409A or Code Section 457A, as applicable, and that the Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of Code Section 409A or Code Section 457A.
6.3.   Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
6.4.   Information to be Furnished to the Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect by the Committee. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
6.5.   Indemnification. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan nor shall the Company or any Subsidiary be liable to any person for any such action or omission, in any case as long as the action or omission was taken or not taken in good faith. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including reasonable legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.
SECTION 7
AMENDMENT AND TERMINATION; TERM OF PLAN
7.1.   Amendment and Termination. The Board may, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board, except to the extent any such action is made to cause the Plan to comply with applicable law, stock exchange rules and regulations, or accounting or tax rules and regulations; and further provided that adjustments pursuant to paragraph 4.2(g) shall not be subject to the foregoing limitations of this Section 7; and further provided that the provisions of subsection 2.6 (relating to Option repricing) cannot be amended unless the amendment is approved by the Company’s shareholders. Approval by the Company’s shareholders will be required for any material revision to the terms of the Plan, with the Committee’s determination of  “material revision” to take into account the exemptions under the rules of the New York Stock Exchange. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code Section 409A or Code Section 457A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code Section 409A or Code Section 457A to become subject to Code Section 409A or Code Section 457A.
7.2.   Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of  (i) the ten-year anniversary of the Effective Date, (ii) the maximum number of shares available for issuance under the Plan have been granted or (iii) the Board terminates the Plan in accordance with Section 7.1. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.
2026 Proxy Statement | A-7

Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10
SECTION 8
DEFINED TERMS
In addition to the other definitions contained herein, the following definitions shall apply:
(a)
2016 Plan. The term “2016 Plan” means the Chubb Limited 2016 Long-Term Incentive Plan effective as of May 19, 2016, as in effective immediately prior to the 2021 Plan Amendment and Restatement.

(b)
2021 Plan Amendment and Restatement. The term “2021 Plan Amendment and Restatement” means the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated effective May 20, 2021, as in effect immediately prior to the Effective Date.

(c)
Affiliates. For purposes of the Plan, except for purposes of the definition of  “Change in Control,” the term “Affiliates” means all persons with whom the Company is considered to be a single employer under Code Section 414(b) and all persons with whom the Company would be considered a single employer under Code Section 414(c).

(d)
Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Full Value Awards, and Cash Incentive Awards.

(e)
Board. The term “Board” means the Board of Directors of the Company.

(f)
Change in Control. The term “Change in Control” shall mean the occurrence of any one of the following events:

(i)
any “person,” as such term is used in Sections 3(a)(9) and 13(d) of the United States Securities Exchange Act of 1934, becomes a “beneficial owner,” as such term is used in Rule 13d-3 promulgated under that act, of fifty percent (50%) or more of the Voting Stock (as defined below) of the Company (other than by virtue of an acquisition of Voting Stock (i) by the Company or any Subsidiary; (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (iii) by any underwriter temporarily holding Voting Stock pursuant to an offering of such securities);

(ii)
the majority of the Board consists of individuals other than “Incumbent Directors,” which term means the members of the Board on the Effective Date; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by three-quarters of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

(iii)
the approval by the shareholders of the Company of any plan of liquidation providing for the distribution of all or substantially all of its assets;

(iv)
all or substantially all of the assets or business of the Company is disposed of pursuant to the consummation of a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

(v)
the Company consummates a combination with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates (as defined below) of such other company in exchange for stock of such other company).

For the purpose of this definition of  “Change in Control,” (I) an “Affiliate” of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified and (II) “Voting Stock” shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
(g)
Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code. Except as otherwise indicated, references in the Plan to laws and legal rules shall be to United States laws and legal rules.

(h)
Deferred Compensation. The term “Deferred Compensation” means payments or benefits that would be considered to be provided under a nonqualified deferred compensation plan as that term is defined in Treas. Reg. §1.409A-1.

(i)
Dollars. As used in the Plan, the term “dollars” or numbers preceded by the symbol “$” shall mean amounts in United States dollars.

(j)
Eligible Individual. For purposes of the Plan, the term “Eligible Individual” means any employee of the Company or a Subsidiary, and any consultant, director, or other person providing services to the Company or a Subsidiary; provided, however, that an ISO may only be granted to an employee of the Company or a Subsidiary; provided, further, that employees, consultants, or directors of a company or other entity or business acquired (directly or indirectly) by the Company, or any Subsidiary or Affiliate, or with which the Company or any Subsidiary or Affiliate combines, are eligible to be granted Substitute

A-8 | 2026 Proxy Statement

Annex A: Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated, as proposed in Agenda Item 10
Awards under the Plan. An Award may be granted to an employee or other individual providing services, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee or service provider first performs such services.
(k)
Fair Market Value. Except as otherwise provided by the Committee, the “Fair Market Value” of a share of Stock as of any date shall be the closing market composite price for such Stock as reported for the New York Stock Exchange — Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

(l)
Prior Plan. The Term “Prior Plan” means the ACE Limited 2004 Long-Term Incentive Plan.

(m)
Subsidiary. For purposes of the Plan, the term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company); and (other than with respect to eligibility for grants of ISOs) any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

(n)
Substitute Award. The term “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by, or held by employees, consultants, or directors of a company or other entity or business acquired (directly or indirectly) by the Company, or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines, as determined in the sole discretion of the Committee.

(o)
Stock. The term “Stock” means common shares of stock of the Company.

2026 Proxy Statement | A-9

Chubb Limited
Bärengasse 32
CH-8001 Zurich
Switzerland

chubb.com

002CSR051A

The Sample CompanyYour vote matters — here’s how to vote!You may vote online instead of mailing this card.Votes submitted electronically must be received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 20, 2026.OnlineGo to www.envisionreports.com/CBor scan the QR code — login details are located in the shaded bar below.Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CBUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Annual Meeting Proxy CardCHUBB LIMITED — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the Common Shares of Chubb Limited that the undersigned is entitled to vote at the Annual General Meeting to be held at 11:45 a.m. Central European Time on May 21, 2026 at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein.If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of the Agenda Items 1-13 (including each subpart thereof). If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote in accordance with the position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 20, 2026.* Please see reverse side for proposals to be voted *ANon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.BPlease sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.Date (mm/dd/yyyy) — Please prit date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X0499PC

Chubb LimitedProposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 — 13 (including each subpart thereof).C1.Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 20252.Allocation of disposable profit and distribution of a dividend out of legal reserves2.1Allocation of disposable profit2.2Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)3.Discharge of the Board of Directors4.Election of Auditors4.1Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor4.2Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting4.3Election of BDO AG (Zurich) as special audit firm5.Election of the Board of Directors5.1 — Evan G. Greenberg5.2 — Michael P. Connors5.3 — Michael G. Atieh5.4 — Nancy K. BueseFor Against Abstain6.Election of Evan G. Greenberg as Chairman of the Board of Directors7.Election of the Compensation Committee of the Board of Directors7.1 — Michael P. Connors7.2 — Michael L. Corbat7.3 — David H. Sidwell7.4 — Frances F. Townsend8.Election of Homburger AG as independent proxy9.Renewal of a capital band for authorized share capital increases and reductions10.Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated11.Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements11.1Maximum compensation of the Board of Directors until the next annual general meetingFor Against Abstain5.5 — Nelson J. Chai5.6 — Michael L. Corbat5.7 — Fred Hu11.2Maximum compensation of Executive Management for the 2027 calendar year11.3Advisory vote to approve the Swiss compensation report5.8 — Robert J. Hugin5.9 — Robert W. Scully12.Advisory vote to approve executive compensation under U.S. securities law requirements5.10 — Theodore E. Shasta5.11 — David H. Sidwell5.12 — Olivier Steimer5.13 — Frances F. Townsend13.Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025If a new agenda item or a new proposal for an existing agenda item is put before the meeting, I/we hereby authorize and instruct the independent proxy to vote as follows:For = In accordance with the position of the Board of Directors Against = Against new items and proposalsAbstain = Abstain on new items and proposalsFor Against Abstain* Please see reverse side for required signatures *Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CB